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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3591

CALVERT VARIABLE SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2005

Item 1. Report to Stockholders.


Ameritas
Core Strategies
Portfolio
Fund within Calvert Variable Series, Inc.

Annual Report
December 31, 2005

Ameritas

Ameritas Core Strategies Portfolio
Fund within Calvert Variable Series, Inc.

Annual Report, December 31, 2005

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Basis for Board's Approval of Investment Advisory Contract
21	Director and Officer Information Table

Ameritas Core Strategies Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Thornburg Investment Management, Inc.

A word from portfolio management:

Performance

Performance for the twelve months ended December 31, 2005, was 8.66%1 for the Ameritas Core Strategies portfolio versus a total return of 4.91% for the S&P 500 Index.

Core Strategies Portfolio1

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.05)
One year	8.66%
Five year	(8.16%)
Since inception (11.1.99)	(4.14%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Investment Strategy

Stock selection in telecom services was the greatest source of outperformance relative to the S&P 500 Index for the Ameritas Core Strategies Portfolio. Several wireless communication holdings (Alltel (AT), Leap Wireless International (LEAP), and NII Holdings (NIHD)) did well as subscriber growth continued. In addition, we held positions in the wireless tower companies (Crown Castle International (CCI) and American Tower (AMT)) that demonstrated pricing power and operating cash flow improvement as wireless service providers negotiated for more spectrum at higher average annual lease rates.

An overweight exposure and stock selection in financial services was the second largest source of outperformance. We experienced strong results from multiple areas such as investment banking (Goldman Sachs (GS)), cash and derivatives trading (Chicago Mercantile Exchange (CME)), personal banking (E*Trade Financial (ET)), and restructuring of insurance lines (St. Paul Travelers (STA)).

Other notable performers included healthcare service providers (UnitedHealth Group (UNH) and WellPoint (WLP)) that were successful at managing the cost-to-income ratio of adding new members to their respective plans; Unocal (UCL), as it was purchased at a premium by Chevron (CVX); and Google (GOOG), whose internet search/advertising business model continues in a robust growth mode.

An overweight exposure in consumer discretionary was the greatest source of weakness for the Ameritas Core Strategies Portfolio. Broadband media holdings (Comcast (CMCS.K), DirecTV (DTV), and Time Warner (TWX)) endured a competitive environment that curtailed enthusiasm for the basic strength of these leading media businesses.

Stock selection in healthcare was the second largest detractor from performance. Our expectations for the business of stent manufacturer Boston Scientific (BSX) never materialized once problems arose with respect to production facilities and quality control post-surgery. Our confidence in Pfizer's (PFE) drug pipeline and restructuring efforts are not broadly shared as the stock established a new low for the year.

Other notable detractors included Marsh & McLennan (MMC) where we overestimated the pace of commercial reinsurance recovery; Molson Coors (TAP), as revenue growth was disappointing following the merger earlier in the year; and Cisco Systems (CSCO), as investors became more concerned with the pace of future growth in their core business as well as the magnitude of option expense.

Outlook

Business developments were encouraging during the quarter. Helped by mild weather, energy prices moved back below peak levels experienced during the hurricane season and the anticipated contraction in consumer spending during the holiday season did not materialize. In fact, recent reports from chain stores underscore normal demand was the rule rather than the exception in the couple of weeks just before Christmas. The bottom line is that with U.S. employment still growing and unemployment low, we believe the U.S. consumer sector remains healthy. Energy induced inflationary pressures have been less severe than anticipated due to an unusually mild winter, prompting money managers in the U.S. to hint at less of a need for aggressive interest rate increases. This may not last, but it has certainly encouraged investors early in the New Year. Cautious guidance from corporate managements may well be putting profit expectations at modest levels, setting up a year of pleasant earnings surprises. If interest rates stay near present levels and earnings in the year ahead move higher than expected, we believe 2006 could prove an exceptional year for equity investors.

As of December 31, 2005, the following companies represented the following percentages of Portfolio net assets:

Alltel (2.3%), Leap Wireless International (1.9%), NII Holdings (4.3%), Crown Castle International (0%), American Tower (1.8%), Goldman Sachs (3.3%), Chicago Mercantile Exchange (0%), ETrade Financial (0%), St. Paul Travelers (0%), Unitedhealth Group (0%), Wellpoint (2.6%), Unocal (0%), Chevron (3.2%), Google (2.3%), Comcast (2.0%), DirecTV (2.6%), Time Warner (0%), Boston Scientific (0%), Pfizer (3.3%), Marsh & McLennan (0%), Molson Coors (0%), and Cisco (0%). All holdings are subject to change without notice.

% of Total
Economic Sectors	Investments

Auto & Transportation	2.3%
Consumer Discretionary	17.3%
Financial Services	21.5%
Healthcare	17.7%
Integrated Oils	6.8%
Materials & Processing	5.8%
Other	3.2%
Other Energy	4.0%
Producer Durables	1.9%
Technology	8.7%
Utilities	10.8%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05 - 12/31/05
Actual	$1,000.00	$1,072.30	$4.71
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.66	$4.59

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Core Strategies Portfolio:

We have audited the accompanying statement of net assets of Ameritas Core Strategies Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Core Strategies Portfolio of Calvert Variable Series, Inc., as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 17, 2006

Core Strategies Portfolio
Statement of Net Assets
December 31, 2005

Equity Securities - 96.8%	Shares	Value
Banks - New York City - 3.1%
Bank of New York Co., Inc.	67,200	$2,140,320

Banks - Outside New York City - 4.7%
Bank of America Corp.	36,900	1,702,935
Lloyds TSB Group plc (ADR)	44,300	1,497,340
		3,200,275

Casinos & Gambling - 1.1%
Las Vegas Sands Corp.*	18,600	734,142

Chemicals - 2.6%
Dow Chemical Co.	40,100	1,757,182

Communications Technology - 2.4%
Motorola, Inc.	72,600	1,640,034

Computer - Services, Software & Systems - 6.0%
BearingPoint, Inc.*	135,300	1,063,458
Microsoft Corp.	73,600	1,924,640
Oracle Corp.*	89,200	1,089,132
		4,077,230

Consumer Electronics - 2.3%
Google, Inc.*	3,696	1,533,322

Consumer Products - 1.8%
American Greetings Corp.	56,500	1,241,305

Copper - 1.0%
Southern Copper Corp.	10,500	703,290

Diversified Financial Services - 5.9%
Citigroup, Inc.	36,700	1,781,051
Goldman Sachs Group, Inc.	17,340	2,214,491
		3,995,542

Diversified Materials & Processing - 2.0%
Tyco International Ltd.	47,600	1,373,736

Drugs & Pharmaceuticals - 7.5%
Johnson & Johnson	25,716	1,545,532
Pfizer, Inc.	96,800	2,257,376
Sanofi-Aventis (ADR)	30,000	1,317,000
		5,119,908

Financial Miscellaneous - 4.5%
Freddie Mac	19,300	1,261,255
MBIA, Inc.	29,406	1,769,065
		3,030,320

Healthcare Facilities - 1.7%
Health Management Associates, Inc.	52,300	1,148,508

Equity Securities - Cont'd	Shares	Value
Healthcare Management Services - 3.7%
Caremark Rx, Inc.*	29,400	$1,522,626
Eclipsys Corp.*	53,200	1,007,076
		2,529,702

Healthcare Services - 2.6%
WellPoint, Inc.*	21,900	1,747,401

Machinery - Oil Well Equipment & Services - 2.3%
Schlumberger Ltd.	16,150	1,568,972

Medical & Dental - Instruments & Supplies - 4.0%
Fisher Scientific International, Inc.*	26,500	1,639,290
Zimmer Holdings, Inc.*	15,500	1,045,320
		2,684,610

Multi-Sector Companies - 3.1%
General Electric Co.	59,300	2,078,465

Oil - Crude Producers - 1.6%
Canadian Natural Resources Ltd.	21,900	1,086,678

Oil - Integrated International - 6.5%
Chevron Corp.	38,855	2,205,798
Exxon Mobil Corp.	39,600	2,224,332
		4,430,130

Radio & Television Broadcasters - 3.9%
DIRECTV Group, Inc.*	126,131	1,780,970
Sirius Satellite Radio, Inc.*	52,880	354,296
XM Satellite Radio Holdings, Inc.*	18,520	505,226
		2,640,492

Railroads - 2.3%
Union Pacific Corp.	19,100	1,537,741

Retail - 5.3%
Foot Locker, Inc.	45,400	1,070,986
Linens 'N Things, Inc.*	44,996	1,196,894
Target Corp.	23,700	1,302,789
		3,570,669

Securities Brokers & Services - 2.6%
Charles Schwab Corp.	121,500	1,782,405

Telecommunications Equipment - 1.8%
American Tower Corp.*	45,400	1,230,340

Utilities - Cable, Television, & Radio - 2.0%
Comcast Corp., Special Class A*	52,800	1,356,432

Equity Securities - Cont'd	Shares	Value
Utilities - Telecommunications - 8.5%
Alltel Corp.	24,500	$1,545,950
Leap Wireless International, Inc.*	34,700	1,314,436
NII Holdings, Inc., Class B*	66,200	2,891,616
		5,752,002

Total Equity Securities (Cost $60,156,556)		65,691,153

Total Investments (Cost $60,156,556) - 96.8%		65,691,153
Other assets and liabilities, net - 3.2%		2,200,276
Net Assets - 100%		$67,891,429

Net Assets Consist of:
Paid-in capital applicable to 3,813,582 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$78,424,964
Undistributed net investment income		53,156
Accumulated net realized gain (loss) on investments		(16,121,277)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies		5,534,586

Net Assets		$67,891,429

Net Asset Value Per Share		$17.80

Abbreviations:
ADR: American Depository Receipt

* Non-income producing security.

See notes to financial statements.

Core Strategies Portfolio
Statement of Operations
Year Ended December 31, 2005

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $23,378)	$963,227
Interest income	3,255
Total investment income	966,482

Expenses:
Investment advisory fee	498,858
Transfer agent fees and expenses	1,486
Accounting fees	20,166
Directors' fees and expenses	6,573
Administrative fees	50,000
Custodian fees	14,959
Reports to shareholders	20,407
Professional fees	20,717
Miscellaneous	9,057
Total expenses	642,223
Fees paid indirectly	(34,583)
Net expenses	607,640

Net Investment Income	358,842

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	6,088,344
Foreign currency transactions	216

Net Realized Gain (Loss)	6,088,560

Change in unrealized appreciation (depreciation) on:
Investments	(963,373)
Assets and liabilities denominated in foreign currencies	(467)
(963,840)

Net Realized and Unrealized Gain
(Loss) on Investments	5,124,720

Increase (Decrease) in Net Assets
Resulting From Operations	$5,483,562

See notes to financial statements.

Core Strategies Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$358,842	$613,178
Net realized gain (loss)	6,088,560	1,847,613
Change in unrealized appreciation (depreciation)	(963,840)	2,637,103

Increase (Decrease) in Net Assets
Resulting From Operations	5,483,562	5,097,894

Distributions to shareholders from:
Net investment income	(354,842)	(572,954)
Net realized gain	(336,664)	--
Total distributions	(691,506)	(572,954)

Capital share transactions:
Shares sold	3,827,122	3,151,355
Reinvestment of distributions	691,489	572,972
Shares redeemed	(10,491,393)	(10,499,019)
Total capital share transactions	(5,972,782)	(6,774,692)

Total Increase (Decrease) in Net Assets	(1,180,726)	(2,249,752)

Net Assets
Beginning of year	69,072,155	71,321,907
End of year (including undistributed net investment income of $53,156 and $57,607, respectively)	$67,891,429	$69,072,155

Capital Share Activity
Shares sold	225,139	200,979
Reinvestment of distributions	38,696	34,600
Shares redeemed	(624,060)	(681,096)
Total capital share activity	(360,225)	(445,517)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Core Strategies Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U. S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia. Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.75% of the Portfolio's average daily net assets. Under terms of the agreement, $43,885 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is 0.95%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Ameritas Acacia, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,247 was payable at year end. In addition, $6,536 was payable at year end for operating expenses paid by CASC during December 2005.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Ameritas Acacia, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $39,360,738 and $45,864,577 respectively.

The cost of investments owned at December 31, 2005 for federal income tax purposes was $60,201,476. Net unrealized appreciation aggregated $5,489,677, of which $7,472,004 related to appreciated securities and $1,982,327 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $16,471,980 at December 31, 2005 may be utilized to offset future capital gains until expiration in December 2010.

The tax character of dividends and distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

	2005	2004
Distributions paid from:
Ordinary income	$354,842	$572,954
Long term capital gain	336,664	--
Total	$691,506	$572,954

As of December 31, 2005 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$53,156
Undistributed long term capital gain	395,623
Capital loss carryforward	(16,471,980)
Unrealized appreciation (depreciation)	5,489,677
Total	($10,533,524)

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the IRC section 382 limitations on the capital loss carryforward and the tax treatments of real estate investment trusts and foreign currency transactions.

Undistributed net investment income	($8,451)
Accumulated net realized gain (loss)	182,254
Paid in capital	(173,803)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the IRC section 382 limitations on the capital loss carryforward.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2005. For the year ended December 31, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$2,821	3.34%	$310,112	April 2005

Tax Information (Unaudited)

Core Strategies Portfolio designates $336,664 as capital gain dividends paid during the calendar year ended December 31, 2005.

For corporate shareholders of Core Strategies Portfolio, 100% of the ordinary distributions paid during the taxable year ended December 31, 2005 qualify for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Core Strategies Portfolio	2005	2004	2003
Net asset value, beginning	$16.55	$15.44	$11.73
Income from investment operations
Net investment income (loss)	0.09	.15	(.01)
Net realized and unrealized gain (loss)	1.34	1.10	3.72
Total from investment operations	1.43	1.25	3.71
Distributions from:
Net investment income	(.09)	(.14)	--
Net realized gains	(.09)	--	--
Total distributions	(.18)	(.14)	--
Total increase (decrease) in net asset value	1.25	1.11	3.71
Net asset value, ending	$17.80	$16.55	$15.44

Total return*	8.66%	8.09%	31.63%
Ratios to average net assets: A
Net investment income (loss)	.54%	.90%	(.12%)
Total expenses	.97%	.97%	1.42%
Expenses before offsets	.97%	.96%	.96%
Net expenses	.91%	.95%	.95%
Portfolio turnover	61%	66%	92%
Net assets, ending (in thousands)	$67,891	$69,072	$71,322

	Years Ended
	December 31,	December 31,
Core Strategies Portfolio	2002	2001
Net asset value, beginning	$17.86	$29.75
Income from investment operations
Net investment income (loss)	(.07)	(.06)
Net realized and unrealized gain (loss)	(6.06)	(10.53)
Total from investment operations	(6.13)	(10.59)
Distributions from
Net realized gains	--	(1.30)
Total increase (decrease) in net asset value	(6.13)	(11.89)
Net asset value, ending	$11.73	$17.86

Total return*	(34.32%)	(35.65%)
Ratios to average net assets: A
Net investment income (loss)	(.40%)	(.27%)
Total expenses	1.35%	1.21%
Expenses before offsets	.95%	.96%
Net expenses	.95%	.95%
Portfolio turnover	104%	265%
Net assets, ending (in thousands)	$30,667	$60,662

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting Disclosure

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement with respect to the Portfolio on December 8, 2005.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's revenues and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Portfolio to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one-year annualized period ended June 30, 2005, the Portfolio outperformed its Lipper index and was above the median of its peer group and that for the three- and five-year annualized periods ended June 30, 2005, the Portfolio underperformed its Lipper index and was below the median of its peer group. The Directors took into account management's discussion of the Portfolio's performance, including the Portfolio's recent performance. Based upon their review, the Directors concluded that the Portfolio's performance is satisfactory.

In considering the Portfolio's fees and expenses, the Board of Directors compared the Portfolio's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) and total expenses (net of expense reimbursements) were above the median of its peer group. The Directors took into account the Advisor's current undertakings to maintain expense limitations for the Portfolio. The Directors also noted that the Advisor pays the subadvisory fees under the Investment Subadvisory Agreement with respect to the Portfolio. The Directors also took into account management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolio for which they receive compensation. The Directors reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it receives with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor reimburses expenses of the Portfolio and also pays the subadvisory fees to the Subadvisor. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board of Directors considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board of Directors also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided performance information for the Subadvisor and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Directors took into account information provided periodically throughout the previous year by the Subadvisor, as well as the Directors' familiarity with the Subadvisor's management through Board of Directors' meetings, discussions and other reports.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered, among other information, the Portfolio's performance during the one-, three-, and five-year annualized periods ended June 30, 2005 as compared to the Portfolio's peer group and noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Directors' deliberations. For similar reasons, the Directors also did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in their consideration at this time, although the Directors noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 55	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 60	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 59	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 68	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 53	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 48	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
Officers
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA AGE: 43	Vice President	1999	Assistant Vice President, Variable Funds Management, Ameritas Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas
Income & Growth
Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report
December 31, 2005

Ameritas

Ameritas Income & Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2005

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Basis for Board's Approval of Investment Advisory Contract
21	Director and Officer Information Table

Ameritas Income & Growth Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Fred Alger Management, Inc.

A word from portfolio management:

Fund Performance

The Portfolio returned 4.73%1 during the twelve months ended December 31, 2005, versus a 4.91% total return for the S&P 500 Index.

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.05)
One year	4.73%
Five year	(2.86%)
Since inception (11.1.99)	1.91%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Markets & Investment Climate

In the fourth quarter of 2005, the U.S. economy continued to grow at an annual rate of more than 3% for a 10th-straight quarter, its best performance in almost two decades. Not only was overall growth strong, but once again, corporate profits exceeded expectations.

On December 13, the Federal Reserve raised the overnight lending rate for the 13th consecutive time from 4.0% to 4.25%--a rate still low by historical standards. More importantly, the Fed seemingly indicated that an end to the cycle of rate increases may occur shortly after longtime chairman Alan Greenspan retires at the January 31 policy meeting. Rising interest rates have clearly been a headwind for the markets, and the prospect of an end to the current cycle is widely perceived as a positive for equities. At the same time, the yield curve--which is the spread between short- and long-term interest rates--continued to flatten, and the 10-year Treasury note remained range-bound, rarely exceeding 4.5%.

For those concerned about excessive froth in the U.S. housing market, the signs were also encouraging. In the final weeks of the year, the rate of new and existing home sales fell dramatically, with new sales experiencing their biggest drop in more than a decade. However, home sales overall remain comparatively strong, and the drop off was widely seen as simply the beginning of a cooling down period.

U.S. consumers, a bulwark of the U.S. economy, defied expectations and on the whole absorbed rising energy prices without substantial decreases in spending. In December, consumer confidence rose to the highest level in four months in response to lower gas prices and a strengthened job market. Holiday Internet retail sales jumped 24% as online retailers drove aggressive campaigns and consumers embraced the convenience of online shopping.

As for the markets, the Dow Jones Industrial Average surged in November--but just as quickly sagged at year-end, finishing at 10,717.50. The Nasdaq Composite Index rose 1.4% for the year. And while the Standard & Poor's 500-stock index closed up just 4.9% for the year, the gain was seen across eight of its ten sectors with energy leading all sectors by 29%. Asian stock markets offered hefty gains in 2005, and at the end of December, China revised its official GDP figures upward by about $300 billion, more accurately reflecting the size and scope of its economy and the growing power of its consumers.

Investment Strategy

Over the calendar year, the Portfolio benefited from solid security selection in the Energy, Financials, Industrials and Information Technology sectors. Performance was also bolstered by an overweighting, relative to the S&P 500 Index, in the strong Energy sector. Meanwhile, performance was held in check by disappointing returns in the Consumer Discretionary, Materials and Telecommunications Services sectors. At the stock level, positions in Google Inc., CVS Corp., Vertex Pharmacuticals Inc., National Oilwell Varco, Inc., and Caterpillar, Inc. contributed most positively to portfolio performance during the twelve-month period. Conversely, positions in eBay, Inc., Avon Products, Inc. and Tyco International Ltd., detracted most from the year's performance. For the year, the management style of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks.

Outlook

We often hear that this bull market, which began in 2002, is running out of steam, but we think such pessimism is unwarranted. We continue to believe that the health of the U.S. economy depends on the dynamism of leading companies functioning in a global marketplace, and that they will be able to capture a larger share of global profits. We are entering the fourth year of a bull market, and we see few signs of its end.

Themes that we foresee as driving factors for the earnings growth of dynamic companies include: Internet advertising and online retailing; corporate spending on capital expenditures and technology; a shift in consumer spending from material-based to experience-based; innovative healthcare companies meeting the demands of aging baby-boomers; continued pressure on the supply of oil and the need for alternative sources of energy, as well as the ongoing industrial revolution taking place in countries such as China, India and Brazil.

We believe that we are well positioned to capitalize on the trends mentioned above, and we continue to search for and invest in companies that we expect to post solid earnings growth regardless of economic conditions and market sentiment.

As of December 31, 2005, the following companies represented the following percentages of Portfolio net assets:

Google Inc (2.1%), CVS Corp (1.0%), Vertex Pharmaceuticals Inc. (0%), National Oilwell Varco, Inc. (2.0%), Caterpillar, Inc. (2.0%), eBay, Inc. (2.9%), Avon Products, Inc. (0%), and Tyco International Ltd. (0%), All holdings are subject to change without notice.
% of Total
Economic Sectors	Investments

Auto & Transportation	3.0%
Consumer Discretionary	22.9%
Consumer Staples	4.1%
Financial Services	15.8%
Healthcare	21.6%
Materials & Processing	3.7%
Non-equity	1.0%
Other	2.5%
Other Energy	7.6%
Producer Durables	4.6%
Technology	9.1%
Utilities	4.1%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05 - 12/31/05

Actual	$1,000.00	$1,040.70	$4.01
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.27	$3.97

* Expenses are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Income & Growth Portfolio:

We have audited the accompanying statement of net assets of Ameritas Income & Growth Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Income & Growth Portfolio of Calvert Variable Series, Inc., as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 17, 2006

Income & Growth Portfolio
Statement of Net Assets
December 31, 2005

Equity Securities - 99.1%	Shares	Value
Aerospace - 1.6%
Empresa Brasileira de Aeronautica SA (ADR)	67,150	$2,625,565

Banks - New York City - 1.9%
JPMorgan Chase & Co.	78,600	3,119,634

Banks - Outside New York City - 1.0%
Cullen/Frost Bankers, Inc.	31,400	1,685,552

Biotechnology - Research & Production - 3.0%
Amgen, Inc.*	40,550	3,197,773
Celgene Corp.*	27,350	1,772,280
		4,970,053

Casinos & Gambling - 2.1%
Harrah's Entertainment, Inc.	50,150	3,575,194

Chemicals - 1.6%
Sasol Ltd. (ADR)	73,150	2,607,066

Communications Technology - 4.4%
DealerTrack Holdings, Inc.*	42,700	895,846
Motorola, Inc.	141,500	3,196,485
Qualcomm, Inc.	73,500	3,166,380
		7,258,711

Computer - Services, Software & Systems - 2.8%
Microsoft Corp.	180,400	4,717,460

Consumer Electronics - 6.1%
Google, Inc.*	8,450	3,505,567
Nintendo Co. Ltd. (ADR)	123,400	1,844,830
Yahoo!, Inc.*	121,900	4,776,042
		10,126,439

Copper - 1.1%
Phelps Dodge Corp.	12,850	1,848,729

Diversified Financial Services - 5.2%
Citigroup, Inc.	69,750	3,384,968
Marsh & McLennan Co.'s, Inc.	113,750	3,612,700
Morgan Stanley	30,400	1,724,896
		8,722,564

Drug & Grocery Store Chains - 1.0%
CVS Corp.	62,700	1,656,534

Drugs & Pharmaceuticals - 10.2%
GlaxoSmithKline plc (ADR)	33,800	1,706,224
IVAX Corp.*	105,400	3,302,182
Johnson & Johnson	27,000	1,622,700
Novartis AG (ADR)	62,300	3,269,504
Schering-Plough Corp.	171,400	3,573,690
Wyeth	78,200	3,602,674
		17,076,974

Electronics - Semiconductors / Components - 1.9%
Tessera Technologies, Inc.*	119,800	3,096,830

Equity Securities - Cont'd	Shares	Value
Energy & Contracting Services - 1.1%
Fluor Corp.	23,150	$1,788,569

Entertainment - 1.0%
Walt Disney Co.	67,000	1,605,990

Healthcare Management Services - 4.4%
Caremark Rx, Inc.*	63,650	3,296,433
Humana, Inc.*	74,950	4,072,034
		7,368,467

Healthcare Services - 3.1%
WellPoint, Inc.*	65,700	5,242,203

Hotel / Motel - 2.0%
Orient-Express Hotels Ltd.	104,450	3,292,264

Insurance - Multi-Line - 3.0%
American International Group, Inc.	25,150	1,715,985
Genworth Financial, Inc.	96,650	3,342,157
		5,058,142

Investment Management Companies - 1.1%
National Financial Partners Corp.	34,100	1,791,955

Leisure Time - 2.0%
Carnival Corp.	63,350	3,387,324

Machinery - Construction & Handling - 3.1%
Caterpillar, Inc.	58,950	3,405,542
Terex Corp.*	28,500	1,692,900
		5,098,442

Machinery - Oil Well Equipment & Services - 3.1%
BJ Services Co.	48,900	1,793,163
National Oilwell Varco, Inc.*	53,000	3,323,100
		5,116,263

Medical & Dental - Instruments & Supplies - 0.8%
Mentor Corp.	30,050	1,384,704

Multi-Sector Companies - 2.5%
General Electric Co.	118,075	4,138,529

Offshore Drilling - 2.5%
Diamond Offshore Drilling, Inc.	60,450	4,204,902

Oil - Crude Producers - 2.0%
Chesapeake Energy Corp.	105,450	3,345,928

Radio & Television Broadcasters - 4.7%
News Corp.	216,200	3,361,910
XM Satellite Radio Holdings, Inc.*	164,700	4,493,016
		7,854,926

Railroads - 1.1%
Burlington Northern Santa Fe Corp.	25,300	1,791,746

Restaurants - 2.1%
McDonald's Corp.	102,050	3,441,126

Equity Securities - Cont'd	Shares	Value
Savings & Loans - 1.1%
Hudson City Bancorp, Inc.	145,650	$1,765,278

Securities Brokers & Services - 2.5%
Legg Mason, Inc.	21,050	2,519,474
Lehman Brothers Holdings, Inc.	13,300	1,704,661
		4,224,135

Services - Commercial - 2.9%
eBay, Inc.*	113,400	4,904,550

Soaps & Household Chemicals - 2.0%
Procter & Gamble Co.	58,774	3,401,839

Tobacco - 1.1%
Altria Group, Inc.	23,700	1,770,864

Transportation Miscellaneous - 1.9%
Tidewater, Inc.	37,300	1,658,358
UTI Worldwide, Inc.	17,100	1,587,564
		3,245,922

Utilities - Telecommunications - 4.1%
Alltel Corp.	78,350	4,943,885
Nextel Partners, Inc.*	66,050	1,845,437
		6,789,322

Total Equity Securities (Cost $158,481,197)		165,100,695

	Principal
U.S. Government Agencies and Instrumentalities - 1.0%	Amount	Value
Federal Home Loan Bank Discount Notes:
1/3/06	$100,000	99,982
1/4/06	1,600,000	1,599,500

Total U.S. Government Agencies and Instrumentalities (Cost $1,699,482)		1,699,482

TOTAL INVESTMENTS (Cost $160,180,679) - 100.1%		166,800,177
Other assets and liabilities, net - (0.1%)		(135,955)
Net Assets - 100%		$166,664,222

Net Assets Consist of:
Paid-in capital applicable to 12,665,804 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$186,642,452
Undistributed net investment income		77,021
Accumulated net realized gain (loss) on investments		(26,674,749)
Net unrealized appreciation (depreciation) on investments		6,619,498

Net Assets		$166,664,222

Net Asset Value Per Share		$13.16

Abbreviations:

ADR: American Depository Receipt

* Non-income producing security.

See notes to financial statements.

Income & Growth Portfolio
Statement of Operations
Year Ended December 31, 2005

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $8,804)	$855,595
Interest income	188,972
Total investment income	1,044,567

Expenses:
Investment advisory fee	358,081
Transfer agent fees and expenses	1,997
Accounting fees	17,548
Directors' fees and expenses	6,109
Administrative fees	50,000
Custodian fees	21,833
Reports to shareholders	6,487
Professional fees	21,458
Miscellaneous	22,504
Total expenses	506,017
Reimbursement from Advisor	(54,410)
Fees paid indirectly	(4,722)
Net expenses	446,885

Net Investment Income	597,682

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	10,209,506
Change in unrealized appreciation (depreciation)	(7,196,803)

Net Realized and Unrealized Gain
(Loss) on Investments	3,012,703

Increase (Decrease) in Net Assets
Resulting From Operations	$3,610,385

See notes to financial statements.

Income & Growth Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$597,682	$444,146
Net realized gain (loss) on investments	10,209,506	3,665,129
Change in unrealized appreciation (depreciation)	(7,196,803)	(759,206)

Increase (Decrease) in Net Assets
Resulting From Operations	3,610,385	3,350,069

Distributions to shareholders from:
Net investment income	(597,115)	(423,501)

Capital share transactions:
Shares sold	61,718,262	2,945,927
Reinvestment of distributions	597,115	423,501
Shares issued from merger (see Note A)	76,901,398	--
Shares redeemed	(21,316,716)	(6,601,047)
Total capital share transactions	117,900,059	(3,231,619)

Total Increase (Decrease) in Net Assets	120,913,329	(305,051)

Net Assets
Beginning of year	45,750,893	46,055,944
End of year (including undistributed net investment income of $77,021 and $69,694 respectively)	$166,664,222	$45,750,893

Capital Share Activity
Shares sold	4,730,261	245,973
Reinvestment of distributions	45,099	33,505
Shares issued from merger (see Note A)	5,901,872	--
Shares redeemed	(1,640,936)	(553,292)
Total capital share activity	9,036,296	(273,814)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Income & Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

On November 18, 2005, the net assets of the Calvert Variable Series, Inc. Ameritas Growth Portfolio merged into the Calvert Variable Series, Inc. Ameritas Income & Growth Portfolio. The merger was accomplished by a tax-free exchange of 5,901,872 shares of the Ameritas Income & Growth Portfolio (valued at $76,901,398) for 1,514,038 shares of the Ameritas Growth Portfolio outstanding at November 18, 2005. The Ameritas Growth Portfolio's net assets as of November 18, 2005, including $7,116,533 of unrealized appreciation, were combined with those of the Ameritas Income & Growth Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia. Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.625% of the Portfolio's average daily net assets. Under the terms of the agreement, $88,683 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is 0.78%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Ameritas Acacia, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,247 was payable at year end. In addition, $32,589 was payable at year end for operating expenses paid by CASC during December 2005.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Ameritas Acacia, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $135,724,960 and $51,128,866, respectively.

The cost of investments owned at December 31, 2005 for federal income tax purposes was $160,324,467. Net unrealized appreciation aggregated $6,475,710, of which $8,474,385 related to appreciated securities and $1,998,675 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $13,042,476, $13,270,912, and $217,573 at December 31, 2005 may be utilized to offset future capital gains until expiration in December 2009, December 2010, and December 2011, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

Distributions paid from:	2005	2004
Ordinary income	$597,115	$423,501
Total	$597,115	$423,501

As of December 31, 2005 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$77,021
Capital loss carryforward	(26,530,961)
Unrealized appreciation/(depreciation)	6,475,710
($19,978,230)

Reclassifications, as shown in the table below, have been made to the Fund's components of a net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the merger with the Ameritas Growth Portfolio and a recharacterization of dividend income.

Paid in capital	$14,153,477
Accumulated net realized gain (loss)	(14,160,237)
Undistributed net investment income	6,760

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the IRC section 382 limitations on the capital loss carryforward from Ameritas Growth Portfolio.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2005. For the year ended December 31, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$19,408	4.38%	$893,395	December 2005

Tax Information (Unaudited)

For corporate shareholders of Income & Growth Portfolio, 100% of the ordinary distributions paid during the taxable year ended December 31, 2005 qualify for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Income & Growth Portfolio	2005 (z)	2004	2003
Net asset value, beginning	$12.61	$11.80	$9.12
Income from investment operations
Net investment income	.12	.12	.06
Net realized and unrealized gain (loss)	.48	.81	2.68
Total from investment operations	.60	.93	2.74
Distributions from
Net investment income	(.05)	(.12)	(.06)
Total increase (decrease) in net asset value	.55	.81	2.68
Net asset value, ending	$13.16	$12.61	$11.80

Total return*	4.73%	7.86%	30.03%
Ratios to average net assets: A
Net investment income	1.04%	.99%	.59%
Total expenses	.88%	.96%	.93%
Expenses before offsets	.79%	.81%	.78%
Net expenses	.78%	.78%	.78%
Portfolio turnover	84%	96%	173%
Net assets, ending (in thousands)	$166,664	$45,751	$46,056

	Years Ended
	December 31,	December 31,
Income & Growth Portfolio	2002	2001
Net asset value, beginning	$13.17	$16.66
Income from investment operations
Net investment income	.04	.06
Net realized and unrealized gain (loss)	(4.05)	(2.61)
Total from investment operations	(4.01)	(2.55)
Distributions from
Net investment income	(.04)	(.07)
Net realized gains	--	(.87)
Total distributions	(.04)	(.94)
Total increase (decrease) in net asset value	(4.05)	(3.49)
Net asset value, ending	$9.12	$13.17

Total return*	(30.44%)	(15.38%)
Ratios to average net assets: A
Net investment income	.28%	.34%
Total expenses	.92%	.80%
Expenses before offsets	.81%	.79%
Net expenses	.78%	.78%
Portfolio turnover	270%	100%
Net assets, ending (in thousands)	$39,951	$71,828

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement with respect to the Portfolio on December 8, 2005.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's revenues and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Portfolio to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one-year annualized period ended June 30, 2005, the Portfolio underperformed its Lipper index and was at the median of its peer group and that for three- and five-year annualized periods ended June 30, 2005, the Portfolio was below the median of its peer group and underperformed the index. The Directors took into account management's discussion of the Portfolio's performance. Based upon their review, the Directors concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board of Directors compared the Portfolio's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) and total expenses (net of expense reimbursements) were below the median of its peer group. The Directors also took into account the Advisor's current undertakings to maintain expense limitations for the Portfolio. The Directors also noted that the Advisor pays the subadvisory fees under the Investment Subadvisory Agreement with respect to the Portfolio. Based upon their review, the Board of Directors determined that the advisory fee was reasonable.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolio for which they receive compensation. The Directors reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it receives with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor reimburses expenses of the Portfolio and also pays the subadvisory fees to the Subadvisor. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board of Directors considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board of Directors also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided performance information for the Subadvisor and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Directors took into account information provided periodically throughout the previous year by the Subadvisor, as well as the Directors' familiarity with the Subadvisor's management through Board of Directors' meetings, discussions and other reports.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered, among other information, the Portfolio's performance during the one-, three-, and five-year annualized periods ended June 30, 2005 as compared to the Portfolio's peer group and noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Directors' deliberations. For similar reasons, the Directors also did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in their consideration at this time.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 55	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 60	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 59	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 68	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 53	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 48	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
Officers
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA AGE: 43	Vice President	1999	Assistant Vice President, Variable Funds Management, Ameritas Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas
Index 500
Portfolio
Fund within Calvert Variable Series, Inc.

Annual Report
December 31, 2005

Ameritas

Ameritas Index 500 Portfolio
Fund within Calvert Variable Series, Inc.

Annual Report, December 31, 2005

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Notes to Financial Statements
27	Financial Highlights
28	Explanation of Financial Tables
29	Proxy Voting and Availability of Quarterly Portfolio Holdings
30	Basis for Board's Approval of Investment Advisory Contract
33	Director and Officer Information Table

Ameritas Index 500 Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by SSgA Funds Management

A word from portfolio management:

The Ameritas Index 500 Portfolio returned 4.58%1 for 2005, compared to 4.91% for the S&P 500 Index. The underperformance was attributable to the Portfolio's operating expenses, which a passive index does not incur.

Index 500 Portfolio1
Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.05)
One year	4.58%
Five year	0.17%
Since inception (11.1.99)	(0.22%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Although US investors entered the month with high hopes for a solid finish to 2005, December proved a mild disappointment. The S&P 500® did notch its best close of the year on December 14, revisiting levels it had not seen since the spring of 2001, but a holiday swoon left the benchmark flat for the month. Earlier in the fourth quarter, continued resilience of both corporate profits and economic activity helped US equities recover smartly from their post-hurricane malaise, but after the Federal Open Market Committee concluded its eighth and final meeting of 2005 with a 13th consecutive quarter-point rate hike, hints of yield-curve inversion depressed sentiment as 2005 drew to a close. Still, the S&P 500 Index gained 2.0% in the last three months of the year, bringing its full-year return to a respectable if uninspiring 4.91%.

Competition among telecommunications service providers kept the sector on the defensive for the whole of 2005, during which it lost 5.0%. Although they managed modest gains in December, the energy and utility sectors were fourth quarter laggards, retreating respectively by 7.4% and 5.5% after hitting multi-year peaks at the end of September. Still, energy surged 31.0% for all of 2005, and utilities tacked on an uncharacteristically exciting 17.3% for the full year. No other S&P sectors achieved anything close to double digits. The weakest sector for 2005 was consumer discretionary, which tumbled 5.7% on the year, even after a fourth-quarter rebound of 1.2%. Although showing some flashes of brilliance in the leisure and retail areas, the consumer names were weighed down by dauntingly severe conditions in the auto and media industries.

At the stock level, the top contributors to the portfolio's return for 2005 were Exxon Mobil (+9.6%), Altria Group (+22.3%) and Apple Computer (+123.3%), while Dell (-28.9%), IBM (-16.6%) and Verizon (-25.7%) were the largest detractors.

As of December 31, 2005, the following companies represented the following percentages of Portfolio net assets: Exxon Mobil (3.1%), Altria Group (1.4%) and Apple Computer (0.5%), Dell (0.6%), IBM (1.1%) and Verizon (0.7%). All holdings are subject to change without notice.
% of Total
Economic Sectors	Investments

Auto & Transportation	2.4%
Consumer Discretionary	11.9%
Consumer Staples	7.7%
Financial Services	22.1%
Healthcare	12.8%
Integrated Oils	5.5%
Materials & Processing	3.9%
Non Equity Securities	0.8%
Other	4.6%
Other Energy	3.6%
Producer Durables	4.3%
Technology	13.5%
Utilities	6.9%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05 - 12/31/05
Actual	$1,000.00	$1,055.90	$1.97
Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.29	$1.94

* Expenses are equal to the Fund's annualized expense ratio of 0.38%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Index 500 Portfolio:

We have audited the accompanying statement of net assets of Ameritas Index 500 Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Index 500 Portfolio of Calvert Variable Series, Inc., as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 17, 2006

Index 500 Portfolio
Statement of net Assets
December 31, 2005

EQUITY SECURITIES - 98.7%	Shares	Value
Advertising Agencies - 0.2%
Interpublic Group of Co.'s., Inc.*	4,100	$39,565
Omnicom Group, Inc.	1,600	136,208
		175,773

Aerospace - 1.5%
Boeing Co.	7,300	512,752
Goodrich Corp.	1,200	49,320
Lockheed Martin Corp.	3,300	209,979
Northrop Grumman Corp.	3,206	192,713
Rockwell Collins, Inc.	1,600	74,352
United Technologies Corp.	9,200	514,372
		1,553,488

Agriculture Fishing & Ranching - 0.2%
Monsanto Co.	2,440	189,173

Air Transportation - 0.4%
FedEx Corp.	2,700	279,153
Southwest Airlines Co.	6,150	101,045
		380,198

Aluminum - 0.2%
Alcoa, Inc.	7,920	234,194

Auto Parts - After Market - 0.1%
Genuine Parts Co.	1,600	70,272

Auto Parts - Original Equipment - 0.0%
Dana Corp.	1,300	9,334

Auto Trucks & Parts - 0.1%
Navistar International Corp.*	600	17,172
Paccar, Inc.	1,550	107,307
		124,479

Automobiles - 0.2%
Ford Motor Co.	17,290	133,479
General Motors Corp.	5,172	100,440
		233,919

Banks - New York City - 1.4%
Bank of New York Co., Inc.	7,000	222,950
JPMorgan Chase & Co.	31,638	1,255,712
		1,478,662

Banks - Outside New York City - 6.0%
AmSouth Bancorp	3,300	86,493
Bank of America Corp.	36,040	1,663,246
BB&T Corp.	4,900	205,359
Comerica, Inc.	1,500	85,140
Compass Bancshares, Inc.	1,200	57,948
Fifth Third Bancorp	4,983	187,959
First Horizon National Corp.	1,200	46,128
Huntington Bancshares, Inc.	2,130	50,587
KeyCorp Ltd.	3,700	121,841

EQUITY SECURITIES - Cont'd	Shares	Value
Banks - Outside New York City - Cont'd
M&T Bank Corp.	700	$76,335
Marshall & Ilsley Corp.	1,800	77,472
Mellon Financial Corp.	3,800	130,150
National City Corp.	5,100	171,207
North Fork Bancorp, Inc.	4,400	120,384
Northern Trust Corp.	1,600	82,912
PNC Financial Services Group, Inc.	2,700	166,941
Regions Financial Corp.	4,116	140,603
State Street Corp.	3,000	166,320
Suntrust Banks, Inc.	3,300	240,108
Synovus Financial Corp.	2,800	75,628
US Bancorp	16,421	490,824
Wachovia Corp.	14,026	741,414
Wells Fargo & Co.	15,100	948,733
Zions Bancorp	900	68,004
		6,201,736

Beverage - Brewery & Winery - 0.4%
Anheuser-Busch Co.'s, Inc.	7,000	300,720
Constellation Brands, Inc.*	1,800	47,214
Molson Coors Brewing Co., Class B	500	33,495
		381,429

Beverage - Distillers - 0.0%
Brown-Forman Corp., Class B	700	48,524

Beverage - Soft Drinks - 1.7%
Coca-Cola Co.	18,700	753,797
Coca-Cola Enterprises, Inc.	2,600	49,842
Pepsi Bottling Group, Inc.	1,200	34,332
Pepsico, Inc.	15,070	890,336
		1,728,307

Biotechnology - Research & Production - 1.4%
Amgen, Inc.*	11,180	881,655
Baxter International, Inc.	5,600	210,840
Biogen Idec, Inc.*	2,955	133,950
Chiron Corp.*	1,000	44,460
Genzyme Corp. - General Division*	2,300	162,794
Millipore Corp.*	400	26,416
		1,460,115

Building Materials - 0.2%
Masco Corp.	3,900	117,741
Vulcan Materials Co.	900	60,975
		178,716

Casinos & Gambling - 0.2%
Harrah's Entertainment, Inc.	1,700	121,193
International Game Technology	3,100	95,418
		216,611

Chemicals - 1.2%
Air Products & Chemicals, Inc.	2,000	118,380
Dow Chemical Co.	8,722	382,198
E.I. Du Pont de Nemours & Co.	8,400	357,000
Eastman Chemical Co.	700	36,113
Ecolab, Inc.	1,700	61,659
Hercules, Inc.*	1,100	12,430
Praxair, Inc.	2,900	153,584

EQUITY SECURITIES - Cont'd	Shares	Value
Chemicals - Cont'd
Rohm & Haas Co.	1,300	$62,946
Sigma-Aldrich Corp.	600	37,974
		1,222,284

Communications & Media - 0.7%
Time Warner, Inc.	42,200	735,968

Communications Technology - 2.8%
ADC Telecommunications, Inc.*	1,100	24,574
Avaya, Inc.*	3,458	36,897
CIENA Corp.*	5,500	16,335
Cisco Systems, Inc.*	55,600	951,872
Comverse Technology, Inc.*	1,800	47,862
Corning, Inc.*	13,900	273,274
JDS Uniphase Corp.*	12,600	29,736
L-3 Communications Holdings, Inc.	1,100	81,785
Lucent Technologies, Inc.*	41,100	109,326
Motorola, Inc.	22,601	510,556
NCR Corp.*	1,700	57,698
Qualcomm, Inc.	14,900	641,892
Scientific-Atlanta, Inc.	1,400	60,298
Symbol Technologies, Inc.	2,100	26,922
Tellabs, Inc.*	3,700	40,330
		2,909,357

Computer - Services, Software & Systems - 3.5%
Adobe Systems, Inc.	5,400	199,584
Affiliated Computer Services, Inc.*	1,100	65,098
Autodesk, Inc.	2,100	90,195
BMC Software, Inc.*	1,900	38,931
Citrix Systems, Inc.*	1,700	48,926
Computer Associates International, Inc.	4,100	115,579
Computer Sciences Corp.*	1,700	86,088
Compuware Corp.*	3,000	26,910
Intuit, Inc.*	1,600	85,280
Mercury Interactive Corp.*	700	19,453
Microsoft Corp.	82,900	2,167,835
Novell, Inc.*	3,900	34,437
Oracle Corp.*	34,100	416,361
Parametric Technology Corp.*	2,300	14,030
QLogic Corp.*	800	26,008
Siebel Systems, Inc.	4,500	47,610
Symantec Corp.*	9,721	170,118
		3,652,443

Computer Technology - 3.7%
Apple Computer, Inc.*	7,600	546,364
Dell, Inc.*	21,300	638,787
Electronic Data Systems Corp.	4,700	112,988
EMC Corp.*	21,800	296,916
Gateway, Inc.*	1,500	3,765
Hewlett-Packard Co.	25,984	743,922
International Business Machines Corp.	14,300	1,175,460
Network Appliance, Inc.*	3,200	86,400
Nvidia Corp.*	1,600	58,496
Sun Microsystems, Inc.*	30,300	126,957
Unisys Corp.*	3,500	20,405
		3,810,460

EQUITY SECURITIES - Cont'd	Shares	Value
Consumer Electronics - 0.6%
Electronic Arts, Inc.*	2,700	$141,237
Yahoo!, Inc.*	11,500	450,570
		591,807

Consumer Products - 0.3%
Alberto-Culver Co.	550	25,163
International Flavors & Fragrances, Inc.	800	26,800
Kimberly-Clark Corp.	4,200	250,530
Snap-On, Inc.	600	22,536
		325,029

Containers & Packaging - Paper & Plastic - 0.1%
Bemis Co.	1,000	27,870
Pactiv Corp.*	1,200	26,400
Sealed Air Corp.*	800	44,936
Temple-Inland, Inc.	1,000	44,850
		144,056

Copper - 0.2%
Freeport-McMoRan Copper & Gold, Inc., Class B	1,600	86,080
Phelps Dodge Corp.	900	129,483
		215,563

Cosmetics - 0.1%
Avon Products, Inc.	4,200	119,910

Diversified Financial Services - 5.0%
American Express Co.	11,300	581,498
Ameriprise Financial, Inc.	2,240	91,840
CIT Group, Inc.	1,800	93,204
Citigroup, Inc.	45,806	2,222,965
Goldman Sachs Group, Inc.	4,100	523,611
Marsh & McLennan Co.'s, Inc.	5,000	158,800
Merrill Lynch & Co., Inc.	8,300	562,159
Metlife, Inc.	6,800	333,200
Morgan Stanley	9,800	556,052
		5,123,329

Diversified Materials & Processing - 0.7%
American Standard Co.'s, Inc.	1,700	67,915
Ashland, Inc.	600	34,740
Ball Corp.	900	35,748
Engelhard Corp.	1,100	33,165
Tyco International Ltd.	18,225	525,974
		697,542

Diversified Production - 0.2%
Danaher Corp.	2,200	122,716
Dover Corp.	1,700	68,833
		191,549

Drug & Grocery Store Chains - 1.0%
Albertson's, Inc.	3,500	74,725
CVS Corp.	7,500	198,150
Kroger Co.*	6,600	124,608
Safeway, Inc.	4,200	99,372
Supervalu, Inc.	1,200	38,976
Walgreen Co.	9,200	407,192
Whole Foods Market, Inc.	1,200	92,868
		1,035,891

EQUITY SECURITIES - Cont'd	Shares	Value
Drugs & Pharmaceuticals - 7.0%
Abbott Laboratories, Inc.	14,000	$552,020
Allergan, Inc.	1,200	129,552
AmerisourceBergen Corp.	1,806	74,768
Bristol-Myers Squibb Co.	17,700	406,746
Cardinal Health, Inc.	3,850	264,687
Eli Lilly & Co.	10,300	582,877
Forest Laboratories, Inc.*	3,100	126,108
Gilead Sciences, Inc.*	4,100	215,783
Hospira, Inc.*	1,500	64,170
Johnson & Johnson	26,932	1,618,613
King Pharmaceuticals, Inc.*	2,200	37,224
Medimmune, Inc.*	2,300	80,546
Merck & Co., Inc.	19,800	629,838
Mylan Laboratories, Inc.	2,000	39,920
Pfizer, Inc.	66,742	1,556,423
Schering-Plough Corp.	13,300	277,305
Watson Pharmaceutical, Inc.*	1,000	32,510
Wyeth	12,200	562,054
		7,251,144

Education Services - 0.1%
Apollo Group, Inc.*	1,300	78,598

Electrical - Household Appliances - 0.1%
Maytag Corp.	800	15,056
Whirlpool Corp.	600	50,256
		65,312

Electrical Equipment & Components - 0.4%
Cooper Industries Ltd.	800	58,400
Emerson Electric Co.	3,700	276,390
Molex, Inc.	1,325	34,384
		369,174

Electronics - 0.0%
Sanmina-SCI Corp.*	5,100	21,726

Electronics - Instruments & Gauges - 0.1%
Tektronix, Inc.	800	22,568
Thermo Electron Corp.*	1,500	45,195
		67,763

Electronics - Medical Systems - 0.6%
Medtronic, Inc.	11,000	633,270

Electronics - Semiconductors / Components - 2.8%
Advanced Micro Devices, Inc.*	3,700	113,220
Altera Corp.*	3,300	61,149
Analog Devices, Inc.	3,400	121,958
Applied Micro Circuits Corp.*	3,500	8,995
Broadcom Corp.*	2,500	117,875
Freescale Semiconductor, Inc., Class B*	3,716	93,532
Intel Corp.	54,600	1,362,816
Jabil Circuit, Inc.*	1,600	59,344
Linear Technology Corp.	2,800	100,996
LSI Logic Corp.*	4,000	32,000
Maxim Integrated Products, Inc.	3,000	108,720
Micron Technology, Inc.*	5,600	74,536
National Semiconductor Corp.	3,000	77,940
PMC - Sierra, Inc.*	2,000	15,420

EQUITY SECURITIES - Cont'd	Shares	Value
Electronics - Semiconductors / Components - Cont'd
Texas Instruments, Inc.	14,700	$471,429
Xilinx, Inc.	3,200	80,672
		2,900,602

Electronics - Technology - 0.5%
General Dynamics Corp.	1,800	205,290
PerkinElmer, Inc.	1,100	25,916
Raytheon Co.	4,000	160,600
Rockwell Automation, Inc.	1,600	94,656
Solectron Corp.*	8,800	32,208
		518,670

Energy & Contracting Services - 0.1%
Fluor Corp.	800	61,808

Energy Miscellaneous - 0.4%
Sunoco, Inc.	1,200	94,056
Valero Energy Corp.	5,600	288,960
		383,016

Entertainment - 0.9%
CCE Spinco, Inc.*	613	8,024
Viacom, Inc., Class B*	14,003	456,498
Walt Disney Co.	17,400	417,078
		881,600

Finance - Small Loan - 0.2%
SLM Corp.	3,800	209,342

Finance Companies - 0.2%
Capital One Financial Corp.	2,700	233,280

Financial Data Processing Services - 0.7%
Automatic Data Processing, Inc.	5,300	243,217
First Data Corp.	6,934	298,231
Fiserv, Inc.*	1,700	73,559
Paychex, Inc.	2,950	112,454
		727,461

Financial Information Services - 0.2%
Dow Jones & Co., Inc.	600	21,294
Equifax, Inc.	1,200	45,624
Moody's Corp.	2,300	141,266
		208,184

Financial Miscellaneous - 1.4%
AMBAC Financial Group, Inc.	1,000	77,060
Fannie Mae	8,800	429,528
Freddie Mac	6,300	411,705
H & R Block, Inc.	2,800	68,740
MBIA, Inc.	1,200	72,192
MBNA Corp.	12,400	336,660
MGIC Investment Corp.	800	52,656
		1,448,541

Foods - 1.1%
Campbell Soup Co.	1,700	50,609
ConAgra Foods, Inc.	4,600	93,288
General Mills, Inc.	3,200	157,824
H.J. Heinz Co.	3,000	101,160

EQUITY SECURITIES - Cont'd	Shares	Value
Foods - Cont'd
Hershey Foods Corp.	1,700	$93,925
Kellogg Co.	2,400	103,728
McCormick & Co., Inc.	1,300	40,196
Sara Lee Corp.	7,000	132,300
Sysco Corp.	5,700	176,985
Tyson Foods, Inc.	2,400	41,040
William Wrigley Jr. Co.	1,600	106,384
		1,097,439

Forest Products - 0.2%
Louisiana-Pacific Corp.	900	24,723
Weyerhaeuser Co.	2,200	145,948
		170,671

Gold - 0.2%
Newmont Mining Corp.	4,100	218,940

Healthcare Facilities - 0.4%
HCA, Inc.	3,900	196,950
Health Management Associates, Inc.	2,400	52,704
Laboratory Corp. of America Holdings, Inc.*	1,200	64,620
Manor Care, Inc.	700	27,839
Quest Diagnostics, Inc.	1,400	72,072
Tenet Healthcare Corp.*	4,600	35,236
		449,421

Healthcare Management Services - 1.3%
Aetna, Inc.	2,600	245,206
Caremark Rx, Inc.*	4,074	210,992
Humana, Inc.*	1,500	81,495
IMS Health, Inc.	2,061	51,360
UnitedHealth Group, Inc.	12,400	770,536
		1,359,589

Healthcare Services - 0.8%
Express Scripts, Inc.*	1,300	108,940
McKesson Corp.	2,700	139,293
Medco Health Solutions, Inc.*	2,690	150,102
WellPoint, Inc.*	5,600	446,824
		845,159

Home Building - 0.4%
Centex Corp.	1,200	85,788
DR Horton, Inc.	2,400	85,752
KB Home	600	43,596
Lennar Corp.	1,200	73,224
Pulte Homes, Inc.	1,900	74,784
		363,144

Hotel / Motel - 0.3%
Hilton Hotels Corp.	3,100	74,741
Marriott International, Inc.	1,500	100,455
Starwood Hotels and Resorts Worldwide, Inc.	2,000	127,720
		302,916

Household Equipment & Products - 0.1%
Black & Decker Corp.	700	60,872
Stanley Works	700	33,628
		94,500

EQUITY SECURITIES - Cont'd	Shares	Value
Household Furnishings - 0.1%
Leggett & Platt, Inc.	1,800	$41,328
Newell Rubbermaid, Inc.	2,600	61,828
		103,156

Identification Control & Filter Devices - 0.3%
Agilent Technologies, Inc.*	3,258	108,459
American Power Conversion Corp.	1,700	37,400
Pall Corp.	1,200	32,232
Parker Hannifin Corp.	1,100	72,556
Waters Corp.*	1,100	41,580
		292,227

Insurance - Life - 0.5%
Jefferson-Pilot Corp.	1,150	65,470
Principal Financial Group	2,500	118,575
Prudential Financial, Inc.	4,600	336,674
		520,719

Insurance - Multi-Line - 3.3%
Aflac, Inc.	4,600	213,532
Allstate Corp.	5,900	319,013
American International Group, Inc.	23,510	1,604,087
AON Corp.	3,000	107,850
Cigna Corp.	1,100	122,870
Cincinnati Financial Corp.	1,574	70,326
Genworth Financial, Inc.	3,500	121,030
Hartford Financial Services Group, Inc.	2,700	231,903
Lincoln National Corp.	1,500	79,545
Loews Corp.	1,200	113,820
Safeco Corp.	1,100	62,150
St. Paul Travelers Co.'s, Inc.	6,204	277,133
Torchmark Corp.	1,000	55,600
UnumProvident Corp.	2,800	63,700
		3,442,559

Insurance - Property & Casualty - 0.6%
ACE Ltd.	2,900	154,976
Chubb Corp.	1,800	175,770
Progressive Corp.	1,800	210,204
XL Capital Ltd.	1,500	101,070
		642,020

Investment Management Companies - 0.2%
Federated Investors, Inc., Class B	800	29,632
Janus Capital Group, Inc.	2,000	37,260
T. Rowe Price Group, Inc.	1,200	86,436
		153,328

Jewelry Watches & Gems - 0.1%
Tiffany & Co.	1,300	49,777

Leisure Time - 0.2%
Carnival Corp.	3,900	208,533

Machinery - Agricultural - 0.1%
Deere & Co.	2,200	149,842

Machinery - Construction & Handling - 0.3%
Caterpillar, Inc.	6,200	358,174

EQUITY SECURITIES - Cont'd	Shares	Value
Machinery - Engines - 0.0%
Cummins, Inc.	400	$35,892

Machinery - Industrial / Specialty - 0.3%
Illinois Tool Works, Inc.	1,900	167,181
Ingersoll-Rand Co. Ltd.	3,000	121,110
		288,291

Machinery - Oil Well Equipment & Services - 1.7%
Baker Hughes, Inc.	3,100	188,418
BJ Services Co.	3,000	110,010
Halliburton Co.	4,600	285,016
Nabors Industries Ltd.*	1,400	106,050
National Oilwell Varco, Inc.*	1,600	100,320
Noble Corp.	1,200	84,648
Rowan Co.'s, Inc.	1,100	39,204
Schlumberger Ltd.	5,300	514,895
Transocean, Inc.*	2,981	207,746
Weatherford International Ltd.*	3,200	115,840
		1,752,147

Medical & Dental - Instruments & Supplies - 1.1%
Bausch & Lomb, Inc.	500	33,950
Becton Dickinson & Co.	2,200	132,176
Biomet, Inc.	2,275	83,197
Boston Scientific Corp.*	5,400	132,246
C.R. Bard, Inc.	1,000	65,920
Fisher Scientific International, Inc.*	1,100	68,046
Guidant Corp.	3,000	194,250
Patterson Co's, Inc.*	1,100	36,740
St. Jude Medical, Inc.*	3,300	165,660
Stryker Corp.	2,700	119,961
Zimmer Holdings, Inc.*	2,280	153,763
		1,185,909

Medical Services - 0.1%
Coventry Health Care, Inc.*	1,500	85,440

Milling - Fruit & Grain Production - 0.1%
Archer-Daniels-Midland Co.	5,892	145,297

Miscellaneous Business & Consumer Discretionary - 0.0%
E.W. Scripps Co.	700	33,614

Miscellaneous Equipment - 0.0%
W.W. Grainger, Inc.	600	42,660

Multi-Sector Companies - 4.5%
3M Co.	6,900	534,750
Brunswick Corp.	800	32,528
Eaton Corp.	1,300	87,217
Fortune Brands, Inc.	1,300	101,426
General Electric Co.	95,700	3,354,285
Honeywell International, Inc.	7,737	288,203
ITT Industries, Inc.	800	82,256
Johnson Controls, Inc.	1,700	123,947
Textron, Inc.	1,200	92,376
		4,696,988

EQUITY SECURITIES - Cont'd	Shares	Value
Office Furniture & Business Equipment - 0.3%
Lexmark International, Inc.*	1,000	$44,830
Pitney Bowes, Inc.	2,000	84,500
Xerox Corp.*	8,700	127,455
		256,785

Office Supplies - 0.0%
Avery Dennison Corp.	900	49,743

Oil - Crude Producers - 1.3%
Anadarko Petroleum Corp.	2,174	205,986
Apache Corp.	2,996	205,286
Burlington Resources, Inc.	3,400	293,080
Devon Energy Corp.	4,000	250,160
EOG Resources, Inc.	2,200	161,414
Kerr-McGee Corp.	1,096	99,583
XTO Energy, Inc.	3,166	139,114
		1,354,623

Oil - Integrated Domestic - 1.2%
Amerada Hess Corp.	700	88,774
ConocoPhillips	12,588	732,370
Murphy Oil Corp.	1,500	80,985
Occidental Petroleum Corp.	3,600	287,568
		1,189,697

Oil - Integrated International - 4.4%
Chevron Corp.	20,368	1,156,291
Exxon Mobil Corp.	56,350	3,165,180
Marathon Oil Corp.	3,341	203,701
		4,525,172

Paints & Coatings - 0.1%
PPG Industries, Inc.	1,500	86,850
Sherwin-Williams Co.	1,100	49,962
		136,812

Paper - 0.2%
International Paper Co.	4,431	148,926
MeadWestvaco Corp.	1,600	44,848
		193,774

Photography - 0.1%
Eastman Kodak Co.	2,600	60,840

Production Technology Equipment - 0.4%
Applied Materials, Inc.	14,700	263,718
KLA-Tencor Corp.	1,800	88,794
Novellus Systems, Inc.*	1,200	28,944
Teradyne, Inc.*	2,000	29,140
		410,596

Publishing - Miscellaneous - 0.2%
McGraw-Hill Co.'s, Inc.	3,400	175,542
Meredith Corp.	300	15,702
RR Donnelley & Sons Co.	1,900	64,999
		256,243

EQUITY SECURITIES - Cont'd	Shares	Value
Publishing - Newspapers - 0.3%
Gannett Co., Inc.	2,200	$133,254
Knight Ridder, Inc.	600	37,980
New York Times Co.	1,400	37,030
Tribune Co.	2,402	72,685
		280,949

Radio & Television Broadcasters - 0.5%
Clear Channel Communications, Inc.	4,900	154,105
News Corp.	22,000	342,100
Univision Communications, Inc.*	2,000	58,780
		554,985

Railroads - 0.7%
Burlington Northern Santa Fe Corp.	3,400	240,788
CSX Corp.	2,000	101,540
Norfolk Southern Corp.	3,600	161,388
Union Pacific Corp.	2,400	193,224
		696,940

Real Estate Investment Trust - 0.7%
Apartment Investment & Management Co.	900	34,083
Archstone-Smith Trust	2,000	83,780
Equity Office Properties Trust	3,700	112,221
Equity Residential Properties Trust	2,700	105,624
Plum Creek Timber Co., Inc.	1,600	57,680
ProLogis	2,200	102,784
Public Storage, Inc.	800	54,176
Simon Property Group, Inc.	1,700	130,271
Vornado Realty Trust	1,000	83,470
		764,089

Recreational Vehicles & Boats - 0.1%
Harley-Davidson, Inc.	2,500	128,725

Rent & Lease Services - Commercial - 0.0%
Ryder System, Inc.	600	24,612

Restaurants - 0.8%
Darden Restaurants, Inc.	1,250	48,600
McDonald's Corp.	11,400	384,408
Starbucks Corp.*	7,000	210,070
Wendy's International, Inc.	1,100	60,786
Yum! Brands, Inc.	2,600	121,888
		825,752

Retail - 4.6%
Amazon.Com, Inc.*	2,700	127,305
Autonation, Inc.*	1,400	30,422
Autozone, Inc.*	500	45,875
Bed Bath & Beyond, Inc.*	2,700	97,605
Best Buy Co., Inc.	3,650	158,702
Big Lots, Inc.*	1,200	14,412
Circuit City Stores, Inc.	1,200	27,108
Costco Wholesale Corp.	4,300	212,721
Dillards, Inc.	600	14,892
Dollar General Corp.	2,850	54,350
Family Dollar Stores, Inc.	1,500	37,185
Federated Department Stores, Inc.	2,472	163,968
Gap, Inc.	5,200	91,728
Home Depot, Inc.	19,200	777,216

EQUITY SECURITIES - Cont'd	Shares	Value
Retail - Cont'd
J.C. Penney Co., Inc.	2,100	$116,760
Kohl's Corp.*	3,100	150,660
Limited Brands, Inc.	2,981	66,625
Lowe's Co.'s, Inc.	7,100	473,286
Nordstrom, Inc.	2,000	74,800
Office Depot, Inc.*	2,800	87,920
OfficeMax, Inc.	700	17,752
RadioShack Corp.	1,400	29,442
Sears Holdings Corp.*	929	107,327
Staples, Inc.	6,600	149,886
Target Corp.	8,000	439,760
TJX Co.'s, Inc.	4,200	97,566
Wal-Mart Stores, Inc.	22,700	1,062,360
		4,727,633

Savings & Loans - 0.6%
Golden West Financial Corp.	2,300	151,800
Sovereign Bancorp, Inc.	3,300	71,346
Washington Mutual, Inc.	9,021	392,413
		615,559

Scientific Equipment & Supplies - 0.0%
Applera Corp. - Applied Biosystems Group	1,800	47,808

Securities Brokers & Services - 0.9%
Bear Stearns Co.'s, Inc.	985	113,797
Charles Schwab Corp.	9,300	136,431
Countrywide Financial Corp.	5,400	184,626
E*Trade Financial Corp.*	3,700	77,182
Franklin Resources, Inc.	1,300	122,213
Lehman Brothers Holdings, Inc.	2,400	307,608
		941,857

Services - Commercial - 1.0%
Allied Waste Industries, Inc.*	2,000	17,480
Cendant Corp.	9,300	160,425
Cintas Corp.	1,200	49,416
Convergys Corp.*	1,300	20,605
eBay, Inc.*	10,400	449,800
Monster Worldwide, Inc.*	1,200	48,984
Robert Half International, Inc.	1,500	56,835
Sabre Holdings Corp.	1,234	29,752
Waste Management, Inc.	5,000	151,750
		985,047

Shoes - 0.2%
Nike, Inc., Class B	1,700	147,543
Reebok International Ltd.	400	23,292
		170,835

Soaps & Household Chemicals - 2.0%
Clorox Co.	1,400	79,646
Colgate-Palmolive Co.	4,700	257,795
Procter & Gamble Co.	30,387	1,758,800
		2,096,241

Steel - 0.2%
Allegheny Technologies, Inc.	750	27,060
Nucor Corp.	1,400	93,408
United States Steel Corp.	1,000	48,070
		168,538

EQUITY SECURITIES - Cont'd	Shares	Value
Telecommunications Equipment - 0.0%
Andrew Corp.*	1,600	$17,168

Textiles Apparel Manufacturers - 0.2%
Coach, Inc.*	3,400	113,356
Jones Apparel Group, Inc.	1,100	33,792
Liz Claiborne, Inc.	1,000	35,820
VF Corp.	800	44,272
		227,240

Tires & Rubber - 0.0%
Cooper Tire & Rubber Co.	800	12,256
Goodyear Tire & Rubber Co.*	1,800	31,284
		43,540

Tobacco - 1.5%
Altria Group, Inc.	18,900	1,412,208
Reynolds American, Inc.	700	66,731
UST, Inc.	1,500	61,245
		1,540,184

Toys - 0.1%
Hasbro, Inc.	1,600	32,288
Mattel, Inc.	3,900	61,698
		93,986

Transportation Miscellaneous - 0.7%
United Parcel Service, Inc., Class B	10,000	751,500

Utilities - Cable, Television, & Radio - 0.5%
Comcast Corp.*	19,681	510,919

Utilities - Electrical - 3.1%
AES Corp.*	6,100	96,563
Allegheny Energy, Inc.*	1,300	41,145
Ameren Corp.	1,900	97,356
American Electric Power Co., Inc.	3,600	133,524
Centerpoint Energy, Inc.	2,800	35,980
Cinergy Corp.	1,800	76,428
CMS Energy Corp.*	1,800	26,118
Consolidated Edison, Inc.	2,200	101,926
Constellation Energy Group, Inc.	1,600	92,160
Dominion Resources, Inc.	3,116	240,555
DTE Energy Co.	1,700	73,423
Duke Energy Corp.	8,400	230,580
Edison International	2,900	126,469
Entergy Corp.	1,800	123,570
Exelon Corp.	6,100	324,154
FirstEnergy Corp.	2,961	145,059
FPL Group, Inc.	3,500	145,460
NiSource, Inc.	2,540	52,984
PG&E Corp.	3,000	111,360
Pinnacle West Capital Corp.	900	37,215
PPL Corp.	3,400	99,960
Progress Energy, Inc.	2,341	102,817
Public Service Enterprise Group, Inc.	2,300	149,431
Southern Co.	6,800	234,804
Teco Energy, Inc.	2,000	34,360
TXU Corp.	4,400	220,836
XCEL Energy, Inc.	3,545	65,441
		3,219,678

EQUITY SECURITIES - Cont'd	Shares	Value
Utilities - Gas Distribution - 0.3%
KeySpan Corp.	1,600	$57,104
Kinder Morgan, Inc.	1,000	91,950
Nicor, Inc.	500	19,655
Peoples Energy Corp.	400	14,028
Sempra Energy	2,200	98,648
		281,385

Utilities - Gas Pipelines - 0.2%
Dynegy, Inc.*	3,200	15,488
El Paso Corp.	6,059	73,677
Williams Co.'s, Inc.	5,100	118,167
		207,332

Utilities - Telecommunications - 3.0%
Alltel Corp.	3,400	214,540
AT&T, Inc.	35,401	866,970
Bellsouth Corp.	16,700	452,570
CenturyTel, Inc.	1,300	43,108
Citizens Communications Co.	3,000	36,690
Qwest Communications International, Inc.*	12,934	73,077
Sprint Nextel Corp.	26,662	622,824
Verizon Communications, Inc.	25,044	754,325
		3,064,104

Total Equity Securities (Cost $105,433,903)		102,008,852

	Principal
Money Market Funds - 0.3%	Amount	Value
AIM STIT STIC Prime Fund	$265,333	$265,333
Federated Prime Obligations Fund	16	16

Total Money Market Funds (Cost $265,349)		265,349

U.S. Treasury - 0.6%
United States Treasury Bills, 3/9/06#	645,000	640,330

Total U.S. Treasury (Cost $640,330)		640,330

TOTAL INVESTMENTS (Cost $106,339,582) - 99.6%		102,914,531
Other assets and liabilities, net - 0.4%		393,582
Net Assets - 100%		$103,308,113

Net Assets Consist of:
Paid-in capital applicable to 767,053 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$137,892,519
Undistributed net investment income		182,781
Accumulated net realized gain (loss) on investments		(31,311,969)
Net unrealized appreciation (depreciation) on investments		(3,455,218)

Net Assets		$103,308,113

Net Asset Value Per Share		$134.68

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
E-mini S&P 500#	27	3/06	$1,693,980	($30,167)

* Non-income producing security.

# Futures collateralized by 645,000 units of U.S. Treasury Bills.

See notes to financial statements.

Index 500 Portfolio
Statement of Operations
Year Ended December 31, 2005

Net Investment Income
Investment Income:
Dividend income	$1,980,662
Interest income	45,378
Total investment income	2,026,040

Expenses:
Investment advisory fee	260,600
Transfer agent fees and expenses	2,287
Accounting fees	29,341
Directors' fees and expenses	10,601
Administrative fees	54,292
Custodian fees	97,448
Reports to shareholders	34,096
Professional fees	22,797
Miscellaneous	25,440
Total expenses	536,902
Reimbursement from Advisor	(120,462)
Fees paid indirectly	(3,823)
Net expenses	412,617

Net Investment Income	1,613,423

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,917,654)
Futures	107,109
(2,810,545)

Change in unrealized appreciation (depreciation) on:
Investments	5,735,060
Futures	(47,434)
5,687,626

Net Realized and Unrealized Gain
(Loss) on Investments	2,877,081

Increase (Decrease) in Net Assets
Resulting From Operations	$4,490,504

See notes to financial statements.

Index 500 Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$1,613,423	$1,881,566
Net realized gain (loss) on investments	(2,810,545)	(868,642)
Change in unrealized appreciation (depreciation)	5,687,626	10,344,302

Increase (Decrease) in Net Assets
Resulting From Operations	4,490,504	11,357,226

Distributions to shareholders from:
Net investment income	(1,621,803)	(1,968,349)

Capital share transactions:
Shares sold	9,823,161	18,006,936
Reinvestment of distributions	1,621,803	1,968,349
Shares redeemed	(29,148,752)	(30,590,731)
Total capital share transactions	(17,703,788)	(10,615,446)

Total Increase (Decrease) in Net Assets	(14,835,087)	(1,226,569)

Net Assets
Beginning of year	118,143,200	119,369,769
End of year (including undistributed net investment income of $182,781 and $199,728 respectively)	$103,308,113	$118,143,200

Capital Share Activity
Shares sold	75,283	146,148
Reinvestment of distributions	11,982	15,027
Shares redeemed	(223,350)	(249,605)
Total capital share activity	(136,085)	(88,430)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Index 500 Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, no securities were fair valued under the direction of the Board of Directors.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia. Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .24% of the Portfolio's average daily net assets. Under the terms of the agreement, $19,510 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is .38%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Ameritas Acacia, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,488 was payable at year end. In addition, $14,611, was payable at year end for operating expenses paid by CASC during December 2005.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Ameritas Acacia, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $5,021,733 and $22,158,343, respectively.

The cost of investments owned at December 31, 2005 for federal income tax purposes was $114,796,458. Net unrealized depreciation aggregated $11,881,927, of which $20,516,634 related to appreciated securities and $32,398,561 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $4,509,591, $12,775,077, $2,110,080, $960,576, and $2,529,936 at December 31, 2005 may be utilized to offset future capital gains until expiration in December 2009, December 2010, December 2011, December 2012, and December 2013, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

	2005	2004
Distributions paid from:
Ordinary income	$1,621,803	$1,968,349
Total	$1,621,803	$1,968,349

As of December 31, 2005 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$182,781
Capital loss carryforward	(22,885,260)
Unrealized appreciation (depreciation)	(11,881,927)
Total	($34,584,406)

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the tax treatment of real estate investment trusts.

Undistributed net investment income	($8,567)
Accumulated net realized gain (loss)	8,567

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the treatment of open futures and real estate investment trusts for federal tax purposes.

Tax Information (Unaudited)

For corporate shareholders of Index 500 Portfolio, 100% of the ordinary distributions paid during the taxable year ended December 31, 2005 qualify for the corporate dividends received deduction.

Financial Highlights

		Year Ended
	December 31,	December 31,	December 31,
Index 500 Portfolio	2005	2004	2003
Net asset value, beginning	$130.81	$120.38	$95.07
Income from investment operations
Net investment income	2.16	2.15	1.47
Net realized and unrealized gain (loss)	3.84	10.50	25.38
Total from investment operations	6.00	12.65	26.85
Distributions from
Net investment income	(2.13)	(2.22)	(1.54)
Net realized gain	--	--	--
Total distributions	(2.13)	(2.22)	(1.54)
Total increase (decrease) in net asset value	3.87	10.43	25.31
Net asset value, ending	$134.68	$130.81	$120.38

Total return*	4.58%	10.50%	28.24%
Ratios to average net assets: A
Net investment income	1.49%	1.63%	1.40%
Total expenses	.49%	.53%	.46%
Expenses before offsets	.38%	.40%	.38%
Net expenses	.38%	.38%	.38%
Portfolio turnover	5%	4%	6%
Net assets, ending (in thousands)	$103,308	$118,143	$119,370

	Years Ended
	December 31,	December 31,
Index 500 Portfolio	2002	2001
Net asset value, beginning	$124.30	$148.66
Income from investment operations
Net investment income	1.45	1.48
Net realized and unrealized gain (loss)	(29.16)	(19.87)
Total from investment operations	(27.71)	(18.39)
Distributions from
Net investment income	(1.52)	(1.92)
Net realized gain	--	(4.05)
Total distributions	(1.52)	(5.97)
Total increase (decrease) in net asset value	(29.23)	(24.36)
Net asset value, ending	$95.07	$124.30

Total return*	(22.29%)	(12.42%)
Ratios to average net assets: A
Net investment income	1.22%	1.00%
Total expenses	.48%	.44%
Expenses before offsets	.39%	.39%
Net expenses	.38%	.38%
Portfolio turnover	9%	6%
Net assets, ending (in thousands)	$95,894	$145,808

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting Disclosure

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement with respect to the Portfolio on December 8, 2005.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one- and five-year annualized periods ended June 30, 2005, the Portfolio underperformed its Lipper index and was below the median of its peer group and that for the three-year annualized period ended June 30, 2005, the Portfolio underperformed its Lipper index and was above the median of its peer group. The Directors took into account management's discussion of the Portfolio's performance, noting that the Portfolio has had minimal tracking error against the S&P 500 Index. The Directors also noted the relatively small range of difference in performance among the funds in the Portfolio's peer group. Based upon their review, the Directors concluded that the Portfolio's performance is satisfactory.

In considering the Portfolio's fees and expenses, the Board of Directors compared the Portfolio's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Directors also took into account the Advisor's current undertakings to maintain expense limitations for the Portfolio. The Directors also noted that the Advisor pays the subadvisory fees under the Investment Subadvisory Agreement with respect to the Portfolio. The Directors also took into account the relatively small range of difference between the expenses of the Portfolio and those of the other funds in its peer group. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolio for which they receive compensation. The Directors reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it receives with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor reimburses expenses of the Portfolio and also pays the subadvisory fees to the Subadvisor. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board of Directors considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board of Directors also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided performance information for the Subadvisor and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Directors took into account information provided periodically throughout the previous year by the Subadvisor, as well as the Directors' familiarity with the Subadvisor's management through Board of Directors' meetings, discussions and other reports.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered, among other information, the Portfolio's performance during the one-, three-, and five-year annualized periods ended June 30, 2005 as compared to the Portfolio's peer group and noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Directors' deliberations. For similar reasons, the Directors also did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in their consideration at this time.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 55	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 60	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 59	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 68	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 53	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 48	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
Officers
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA AGE: 43	Vice President	1999	Assistant Vice President, Variable Funds Management, Ameritas Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas
Midcap Growth
Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report
December 31, 2005

Ameritas

Ameritas Midcap Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2005

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
16	Financial Highlights
17	Explanation of Financial Tables
18	Proxy Voting and Availability of Quarterly Portfolio Holdings
19	Basis for Board's Approval of Investment Advisory Contract
22	Director and Officer Information Table

Ameritas Midcap Growth Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Fred Alger Management, Inc.

A word from portfolio management:

Fund Performance

The Portfolio returned 11.27%1 during the twelve months ended December 31, 2005, versus returns of 12.10% for the Russell MidCap Growth Index over the same time period.

Midcap Growth Portfolio1

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.05)
One year	11.27%
Five year	3.83%
Since inception (11.1.99)	8.54%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Markets & Investment Climate

In the fourth quarter of 2005, the U.S. economy continued to grow at an annual rate of more than 3% for a 10th-straight quarter, its best performance in almost two decades. Not only was overall growth strong, but once again, corporate profits exceeded expectations.

On December 13, the Federal Reserve raised the overnight lending rate for the 13th consecutive time from 4.0% to 4.25%--a rate still low by historical standards. More importantly, the Fed seemingly indicated that an end to the cycle of rate increases may occur shortly after longtime chairman Alan Greenspan retires at the January 31 policy meeting. Rising interest rates have clearly been a headwind for the markets, and the prospect of an end to the current cycle is widely perceived as a positive for equities. At the same time, the yield curve--which is the spread between short- and long-term interest rates--continued to flatten, and the 10-year Treasury note remained range-bound, rarely exceeding 4.5%.

For those concerned about excessive froth in the U.S. housing market, the signs were also encouraging. In the final weeks of the year, the rate of new and existing home sales fell dramatically, with new sales experiencing their biggest drop in more than a decade. However, home sales overall remain comparatively strong, and the drop off was widely seen as simply the beginning of a cooling down period.

U.S. consumers, a bulwark of the U.S. economy, defied expectations and on the whole absorbed rising energy prices without substantial decreases in spending. In December, consumer confidence rose to the highest level in four months in response to lower gas prices and a strengthened job market. Holiday Internet retail sales jumped 24% as online retailers drove aggressive campaigns and consumers embraced the convenience of online shopping.

As for the markets, the Dow Jones Industrial Average surged in November--but just as quickly sagged at year-end, finishing at 10,717.50. The Nasdaq Composite Index rose 1.4% for the year. And while the Standard & Poor's 500-stock index closed up just 4.9% for the year, the gain was seen across eight of its ten sectors with energy leading all sectors by 29%. Asian stock markets offered hefty gains in 2005, and at the end of December, China revised its official GDP figures upward by about $300 billion, more accurately reflecting the size and scope of its economy and the growing power of its consumers.

Investment Strategy

Over the calendar year, the Portfolio benefited from solid security selection across several sectors, most notably in the Consumer Discretionary, Energy, Industrials, Materials and Telecommunications Services sectors. Performance was also bolstered by overweightings, relative to the Russell MidCap Growth Index, in the market leading Energy sector and the Telecommunications Services sector. Meanwhile, relative performance was held in check by underperformance in the Consumer Staples, Financials and Health Care sectors. At the stock level, positions in Netflix Inc., Peabody Energy Corp., Apple Computer Inc., National Oilwell Varco, Inc. and EOG Resources, Inc. contributed most positively to portfolio performance during the twelve-month period. Conversely, positions in Shanda Interactive Entertainment Ltd., First Marblehead Corp. and Brocade Communications Systems, Inc. detracted most from the year's performance. For the year, the management of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks.

Outlook

We often hear that this bull market, which began in 2002, is running out of steam, but we think such pessimism is unwarranted. We continue to believe that the health of the U.S. economy depends on the dynamism of leading companies functioning in a global marketplace, and that they will be able to capture a larger share of global profits. We are entering the fourth year of a bull market, and we see few signs of its end.

Themes that we foresee as driving factors for the earnings growth of dynamic companies include: Internet advertising and online retailing; corporate spending on capital expenditures and technology; a shift in consumer spending from material-based to experience-based; innovative healthcare companies meeting the demands of aging baby-boomers; continued pressure on the supply of oil and the need for alternative sources of energy, as well as the ongoing industrial revolution taking place in countries such as China, India and Brazil.

We believe that we are well positioned to capitalize on the trends mentioned above, and we continue to search for and invest in companies that we expect to post solid earnings growth regardless of economic conditions and market sentiment.

As of December 31, 2005, the following companies represented the following percentages of Portfolio net assets:

Netflix Inc. (2.9%), Peabody Energy Corp. (3.0%), Apple Computer Inc. (1.8%), National Oilwell Varco, Inc. (2.6%), EOG Resources, Inc. (0.0%), Shanda Interactive Entertainment Ltd. (0.0%), First Marblehead Corp. (0.0%) and Brocade Communications Systems, Inc. (0.0%). All holdings are subject to change without notice.

% of Total
Economic Sectors	Investments
Consumer Discretionary	22.2%
Consumer Staples	1.4%
Financial Services	12.1%
Healthcare	19.9%
Israel	0.8%
Materials & Processing	1.3%
Non-equity	3.2%
Other Energy	13.1%
Producer Durables	6.1%
Technology	16.0%
Utilities	3.9%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05 - 12/31/05
Actual	$1,000.00	$1,102.80	$4.98
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.47	$4.79

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Mid-Cap Growth Portfolio:

We have audited the accompanying statement of net assets of Ameritas Mid-Cap Growth Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Mid-Cap Growth Portfolio of Calvert Variable Series, Inc., as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 17, 2006

Midcap Growth Portfolio
Statement of Net assets
December 31, 2005

Equity Securities - 97.2%	Shares	Value
Aerospace - 1.1%
BE Aerospace, Inc.*	37,900	$833,800

Beverage - Soft Drinks - 1.4%
Hansen Natural Corp.*	13,750	1,083,637

Biotechnology - Research & Production - 1.8%
Celgene Corp.*	6,800	440,640
Charles River Laboratories International, Inc.*	22,350	946,969
		1,387,609

Casinos & Gambling - 0.7%
Kerzner International Ltd.*	8,250	567,187

Coal - 3.0%
Peabody Energy Corp.	27,350	2,254,187

Communications Technology - 2.6%
DealerTrack Holdings, Inc.*	7,950	166,791
L-3 Communications Holdings, Inc.	15,560	1,156,886
WebEx Communications, Inc.*	32,050	693,241
		2,016,918

Computer - Services, Software & Systems - 2.5%
Check Point Software Technologies Ltd.*	30,750	618,075
Sapient Corp.*	61,850	351,926
VeriFone Holdings, Inc.*	38,150	965,195
		1,935,196

Computer Technology - 8.9%
Apple Computer, Inc.*	18,600	1,337,154
M-Systems Flash Disk Pioneers Ltd.*	19,300	639,216
Network Appliance, Inc.*	66,950	1,807,650
Research In Motion Ltd.*	18,300	1,207,983
Western Digital Corp.*	97,350	1,811,684
		6,803,687

Consumer Electronics - 7.6%
Garmin Ltd.	12,200	809,470
iVillage, Inc.*	38,900	311,978
Netflix, Inc.*	80,500	2,178,330
Nintendo Co. Ltd. (ADR)	53,750	803,563
Take-Two Interactive Software, Inc.*	47,772	845,564
VeriSign, Inc.*	39,100	857,072
		5,805,977

Drugs & Pharmaceuticals - 1.6%
Sepracor, Inc.*	23,300	1,202,280

Education Services - 1.3%
Education Management Corp.*	28,500	955,035

Electronics - Medical Systems - 1.6%
Hologic, Inc.*	12,600	477,792
Intuitive Surgical, Inc.*	6,500	762,255
		1,240,047

Electronics - Semiconductors / Components - 2.0%
Sirf Technology Holdings, Inc.*	19,950	594,510
Tessera Technologies, Inc.*	37,000	956,450
		1,550,960

Equity Securities - Cont'd	Shares	Value
Energy & Contracting Services - 1.3%
Jacobs Engineering Group, Inc.*	14,700	$997,689

Finance Companies - 0.8%
International Securities Exchange, Inc.*	22,250	612,320

Healthcare Facilities - 3.8%
DaVita, Inc.*	26,400	1,336,896
Psychiatric Solutions, Inc.*	26,300	1,544,862
		2,881,758

Healthcare Management Services - 5.2%
Community Health Systems, Inc.*	9,500	364,230
Health Net, Inc.*	14,750	760,363
Humana, Inc.*	31,200	1,695,096
Sierra Health Services, Inc.*	9,600	767,616
WellCare Health Plans, Inc.*	9,000	367,650
		3,954,955

Healthcare Services - 4.0%
Medco Health Solutions, Inc.*	14,450	806,310
Omnicare, Inc.	30,800	1,762,376
Syneron Medical Ltd.*	15,050	477,838
		3,046,524

Hotel / Motel - 1.3%
Orient-Express Hotels Ltd.	31,450	991,304

Identification Control & Filter Devices - 2.7%
American Power Conversion Corp.	68,750	1,512,500
Roper Industries, Inc.	14,650	578,822
		2,091,322

Insurance - Multi-Line - 4.2%
Endurance Specialty Holdings Ltd.	34,550	1,238,618
Genworth Financial, Inc.	22,650	783,237
Willis Group Holdings Ltd.	31,200	1,152,528
		3,174,383

Investment Management Companies - 3.9%
Affiliated Managers Group, Inc.*	17,100	1,372,275
National Financial Partners Corp.	30,400	1,597,520
		2,969,795

Machinery - Construction & Handling - 1.5%
Terex Corp.*	19,350	1,149,390

Machinery - Oil Well Equipment & Services - 6.2%
BJ Services Co.	43,000	1,576,810
National Oilwell Varco, Inc.*	32,100	2,012,670
Patterson-UTI Energy, Inc.	33,900	1,117,005
		4,706,485

Medical & Dental - Instruments & Supplies - 2.0%
Mentor Corp.	20,500	944,640
Thoratec Corp.*	26,300	544,147
		1,488,787

Equity Securities - Cont'd	Shares	Value
Miscellaneous Technology - 0.8%
IHS, Inc.*	28,550	$585,846

Offshore Drilling - 1.5%
Diamond Offshore Drilling, Inc.	16,200	1,126,872

Oil - Crude Producers - 2.5%
Chesapeake Energy Corp.	14,350	455,325
Talisman Energy, Inc.	27,800	1,470,064
		1,925,389

Production Technology Equipment - 0.8%
Photronics, Inc.*	41,200	620,472

Radio & Television Broadcasters - 4.7%
CKX, Inc.*	21,250	276,250
Sirius Satellite Radio, Inc.*	103,300	692,110
Univision Communications, Inc.*	19,350	568,696
XM Satellite Radio Holdings, Inc.*	74,500	2,032,360
		3,569,416

Retail - 0.9%
GameStop Corp.*	20,851	663,479

Savings & Loans - 1.5%
Hudson City Bancorp, Inc.	93,950	1,138,674

Securities Brokers & Services - 1.8%
GFI Group, Inc.*	11,200	531,216
Legg Mason, Inc.	7,100	849,799
		1,381,015

Services - Commercial - 5.0%
Net 1 UEPS Technologies, Inc.*	65,800	1,898,330
West Corp.*	44,500	1,875,675
		3,774,005

Textiles Apparel Manufacturers - 0.8%
Coach, Inc.*	19,150	638,461

Utilities - Telecommunications - 3.9%
Nextel Partners, Inc.*	59,300	1,656,842
NII Holdings, Inc.*	29,900	1,306,032
		2,962,874

Total Equity Securities (Cost $66,336,451)		74,087,735

	Principal
U.S. Government Agencies and Instrumentalities - 3.3%	Amount	Value
Fannie Mae Discount Notes, 4/19/06	$1,000,000	$987,550
Federal Farm Credit Discount Notes, 1/6/06	100,000	99,951
Federal Home Loan Bank Discount Notes:
1/3/06	500,000	499,911
1/4/06	900,000	899,719

Total U.S. Government Agencies and Instrumentalities (Cost $2,487,131)		$2,487,131
TOTAL INVESTMENTS (Cost $68,823,582) - 100.5%		76,574,866
Other assets and liabilities, net - (0.5%)		(359,005)
Net Assets - 100%		$76,215,861

Net Assets Consist Of:
Paid-in capital applicable to 2,059,984 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$65,987,897
Accumulated net realized gain (loss) on investments		2,476,702
Net unrealized appreciation (depreciation) on investments		7,751,262

Net Assets		$76,215,861

Net Asset Value Per Share		$37.00

Abbreviations:
ADR: American Depository Receipt
LP: Limited Partnership

* Non-income producing security.

See notes to financial statements.

Midcap Growth Portfolio
Statement of Operations
Year Ended December 31, 2005

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $857)	$245,161
Interest income	229,952
Total investment income	475,113

Expenses:
Investment advisory fee	581,424
Transfer agent fees and expenses	2,581
Accounting fees	21,364
Directors' fees and expenses	7,200
Administrative fees	50,000
Custodian fees	53,639
Reports to shareholders	22,184
Professional fees	20,985
Miscellaneous	8,814
Total expenses	768,191
Reimbursement from Advisor	(79,040)
Fees paid indirectly	(5,978)
Net expenses	683,173

Net Investment Income (Loss)	(208,060)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	8,851,601

Change in unrealized appreciation (depreciation):
Investments	(958,543)
Assets and liabilities denominated in foreign currencies	(23)
(958,566)

Net Realized and Unrealized Gain
(Loss) on Investments	7,893,035

Increase (Decrease) in Net Assets
Resulting From Operations	$7,684,975

See notes to financial statements.

Midcap Growth Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($208,060)	($475,217)
Net realized gain (loss) on investments	8,851,601	11,295,706
Change in unrealized appreciation or (depreciation)	(958,566)	(2,086,918)

Increase (Decrease) in Net Assets
Resulting From Operations	7,684,975	8,733,571

Distributions to shareholders
From capital gains	(5,272,723)	--

Capital share transactions:
Shares sold	6,307,652	9,636,894
Shares reinvested	5,272,731	--
Shares redeemed	(13,644,481)	(16,553,542)
Total capital share transactions	(2,064,098)	(6,916,648)

Total Increase (Decrease) in Net Assets	348,154	1,816,923

Net Assets
Beginning of year	75,867,707	74,050,784
End of year	$76,215,861	$75,867,707

Capital Share Activity
Shares sold	172,192	291,916
Shares reinvested	141,816	--
Shares redeemed	(378,379)	(519,272)
Total capital share activity	(64,371)	(227,356)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas MidCap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia. Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the Portfolio's average daily net assets. Under the terms of the agreement, $48,645 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is .94%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Ameritas Acacia, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,247 was payable at year end. In addition, $11,586 was payable at year end for operating expenses paid by CASC during December 2005.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Ameritas Acacia, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $159,161,087 and $166,403,322, respectively.

The cost of investments owned at December 31, 2005 for federal income tax purposes was $69,203,215. Net unrealized appreciation aggregated $7,371,652, of which $9,041,107, related to appreciated securities and $1,669,455 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

	2005	2004
Distributions paid from:
Ordinary income	$4,257,427	--
Long term capital gain	1,015,296	--
Total	$5,272,723	--

As of December 31, 2005 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,832,760
Undistributed long term capital gain	1,023,575
Unrealized appreciation (depreciation)	7,371,652
Total	$10,227,987

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the treatment of net operating losses.

Undistributed net investment income	$208,060
Accumulated net realized gain (loss)	(208,060)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2005. For the year ended December 31, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$7,818	3.47%	$566,246	March 2005

Tax Information (Unaudited)

MidCap Growth Portfolio designates $1,015,296 as capital gain dividends paid during the calendar year ended December 31, 2005.

For corporate shareholders of MidCap Growth Portfolio, 3.45% of the ordinary distributions paid during the taxable year ended December 31, 2005 qualify for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
MidCap Growth Portfolio	2005	2004	2003
Net asset value, beginning	$35.71	$31.49	$21.38
Income from investment operations
Net investment income (loss)	(.10)	(.22)	(.19)
Net realized and unrealized gain (loss)	4.14	4.44	10.30
Total from investment operations	4.04	4.22	10.11
Distributions from
Net realized gain	(2.75)	--	--
Total distributions	(2.75)	--	--
Total increase (decrease) in net asset value	1.29	4.22	10.11
Net asset value, ending	$37.00	$35.71	$31.49

Total return*	11.27%	13.40%	47.29%
Ratios to average net assets: A
Net investment income (loss)	(0.29%)	(.65%)	(.73%)
Total expenses	1.06%	1.06%	1.04%
Expenses before offsets	.95%	.94%	.94%
Net expenses	.94%	.94%	.94%
Portfolio turnover	225%	230%	213%
Net assets, ending (in thousands)	$76,216	$75,868	$74,051

	Years Ended
	December 31,	December 31,
MidCap Growth Portfolio	2002	2001
Net asset value, beginning	$30.50	$34.56
Income from investment operations
Net investment income (loss)	(.18)	(.20)
Net realized and unrealized gain (loss)	(8.94)	(2.33)
Total from investment operations	(9.12)	(2.53)
Distributions from
Net realized gains	--	(1.53)
Total increase (decrease) in net asset value	(9.12)	(4.06)
Net asset value, ending	$21.38	$30.50

Total return*	(29.90%)	(7.37%)
Ratios to average net assets: A
Net investment income (loss)	(.60%)	(.60%)
Total expenses	1.05%	.96%
Expenses before offsets	.94%	.95%
Net expenses	.94%	.94%
Portfolio turnover	325%	137%
Net assets, ending (in thousands)	$52,917	$96,548

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement with respect to the Portfolio on December 8, 2005.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's revenues and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Portfolio to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one-, three- and five-year annualized periods ended June 30, 2005, the Portfolio outperformed its Lipper index and was above the median of its peer group. Based upon their review, the Directors concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board of Directors compared the Portfolio's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) and total expenses (net of expense reimbursements) were below the median of its peer group. The Directors also took into account the Advisor's current undertakings to maintain expense limitations for the Portfolio. The Directors also noted that the Advisor pays the subadvisory fees under the Investment Subadvisory Agreement with respect to the Portfolio. Based upon their review, the Board of Directors determined that the advisory fee was reasonable.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolio for which they receive compensation. The Directors reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it receives with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor reimburses expenses of the Portfolio and also pays the subadvisory fees to the Subadvisor. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board of Directors considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board of Directors also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided performance information for the Subadvisor and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Directors took into account information provided periodically throughout the previous year by the Subadvisor, as well as the Directors' familiarity with the Subadvisor's management through Board of Directors' meetings, discussions and other reports.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered, among other information, the Portfolio's performance during the one-, three-, and five-year annualized periods ended June 30, 2005 as compared to the Portfolio's peer group and noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Directors' deliberations. For similar reasons, the Directors also did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in their consideration at this time, although the Directors noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 55	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 60	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 59	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 68	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 53	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 48	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
Officers
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA AGE: 43	Vice President	1999	Assistant Vice President, Variable Funds Management, Ameritas Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas
Money Market
Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report
December 31, 2005

Ameritas

Ameritas Money Market Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2005

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Basis for Board's Approval of Investment Advisory Contract
21	Director and Officer Information Table

Ameritas Money Market Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Calvert Asset Management Company, Inc.

A word from portfolio management:

Performance

For the 12-month reporting period ended December 31, 2005, Ameritas Money Market Fund Class O shares returned 3.00%*, versus 2.69% for the Lipper Variable Money Market Funds Average.

Money Market Portfolio*

Average Annual Total Return
(period ended 12.31.05)
One year	3.00%
Five year	2.14%
Since inception (10.29.99)	2.92%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

As of
7-Day Simple/Effective Yield	12.31.05
Money Market Portfolio	4.02%/4.10%
% of Total
Investment Allocation	Investments
Certificates of Deposit	0.6%
Taxable Variable Rate Demand Notes	84.3%
U.S. Government Agencies and Instrumentalities	15.1%
Total	100%

Investment Climate

Over the reporting period, the Federal Reserve's Open Market Committee (FOMC) increased the target Fed funds rate at each of its eight scheduled meetings. By the end of the period, the rate stood at 4.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was the fact that the increase in long-term interest rates over the reporting period was so small despite these rate hikes. In February, outgoing Fed Chairman Greenspan described this atypical behavior as a "conundrum."2 The 10-year Treasury yield moved slightly higher, to 4.39%, and the 30-year fixed-rate mortgage rate rose from 5.81% to 6.22%.

Despite sharply higher energy prices and a damaging hurricane season, the economy moved forward at a 3.5% year-over-year pace, as measured by GDP (gross domestic product), for the reporting period. Payroll growth faltered after Hurricane Katrina but still averaged 167,000 new jobs monthly, while the unemployment rate fell from 5.4% to 4.9%. Inflation, as reflected in the headline CPI (consumer price index), was up 3.4%. However, the core CPI, which excludes volatile food and energy prices, was steady at 2.2%. Rising inflation led the FOMC to consistently address the topic of inflation in its regular monetary policy statements.

Portfolio Strategy

During the reporting period, we focused on purchasing variable-rate securities, whose rates adjust with changes in short-term rates. In doing so, we positioned the Fund to take advantage of the rising money-market rates that result when the market anticipates an FOMC Fed funds rate increase. As market rates rose in response to the eight Fed funds rate increases, the Fund captured the increases. (At the beginning of the reporting period, one-month LIBOR, a common benchmark for short-term rates, was at 2.40%, and by year end it had increased to 4.39%.3)

In addition, we maintained an average-days-to-maturity near that of our peer group as the year progressed. We took this position because we, like many other market participants, believed the FOMC was nearing the end of its rate hikes. As of December 27, 2005, the average taxable money market fund had an average-days-to-maturity of 37 days, while that of the Fund was 31 days.4

Outlook

The FOMC's rate hikes have restored the target Fed funds rate to a more neutral level, neither overly accommodative nor restrictive. We believe the Fed funds target rate will eventually reach between 4.5% and 4.75% in 2006. Following these increases, we believe FOMC action should depend on what the economic data indicate about the state of the economy going forward. Ben Bernanke takes over as Fed Chairman on February 1, 2006, and we look for a smooth transition from the Greenspan era. We expect another year of reasonable economic growth in the U.S. Risks to that expansion, however, would include a meaningful slowdown in the housing sector that could dampen consumer consumption, or a pick-up in core inflation that could raise long-term interest rates, which are currently very low.

We believe the Fund is well positioned to benefit from current and anticipated fixed-income market conditions.

1. The three-month T-Bill yield rose from 2.22% to 4.08%.
2. Testimony before Congress on February 16, 2005.
3. Source: Bloomberg
4. Source: iMoneynet

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The 7-day yield more closely reflects the current earnings of the Fund than the total return quotations.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05 - 12/31/05
Actual	$1,000.00	$1,017.70	$1.83
Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.39	$1.84

* Expenses are equal to the Fund's annualized expense ratio of 0.36%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Money Market Portfolio:

We have audited the accompanying statement of net assets of Ameritas Money Market Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Money Market Portfolio of Calvert Variable Series, Inc., as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 17, 2006

Money Market Portfolio
Statement of Net Assets
December 31, 2005

	Principal
Taxable Variable Rate Demand Notes* - 83.8%	Amount	Value
550 West 14th Place Revenue, 4.44%, 2/1/29, LOC: Harris Trust (r)	$390,000	$390,000
Akron Hardware Consultants, Inc., 4.43%, 11/1/22, LOC: FirstMerit Bank, C/LOC: FHLB (r)	960,000	960,000
Alabama State IDA Revenue, 4.44%, 5/1/10, LOC: Regions Bank (r)	175,000	175,000
Alameda County California IDA Revenue, 4.35%, 7/1/30, LOC: Union Bank,
C/LOC: CalSTERS (r)	2,500,000	2,500,000
Atmore Alabama Industrial Development Board Revenue, 4.47%, 8/1/22,
LOC: Whitney National Bank, C/LOC: Bank of New York (r)	20,000	20,000
BJS Family LP, 4.35%, 5/1/15, LOC: SunTrust Bank (r)	1,600,000	1,600,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha, Inc., 4.49%,
6/1/21, LOC: Comercia Bank (r)	610,000	610,000
Butler County Alabama IDA Revenue, 4.41%, 3/1/12, LOC: Whitney National
Bank, C/LOC: FHLB (r)	805,000	805,000
Byron Park, 4.50%, 1/20/31, LOC: Credit Lyonnais (r)	2,490,000	2,490,000
California Statewide Communities Development Authority Revenue, 4.51%, 12/15/36,
LOC: Bank of the West (r)	2,300,000	2,300,000
Chatham Centre LLC, 4.53%, 4/1/22, LOC: Bank of North Georgia (r)	320,000	320,000
Dakota County Minnesota MFH Revenue, 4.38%, 1/1/38, LOC: Lasalle Bank (r)	1,000,000	1,000,000
Dunn Nursing Home, Inc., 4.44%, 2/1/24, LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	835,000	835,000
Durham North Carolina GO, 4.46%, 5/1/18, BPA: Bank of America (r)	1,715,000	1,715,000
Florida State Housing Finance Corp. MFH Revenue, 4.38%, 10/15/32, LOC: Fannie Mae (r)	865,000	865,000
Four Fishers LLC, 4.44%, 4/1/24, LOC: Standard Federal Bank (r)	1,650,000	1,650,000
Grove City Church of the Nazarene, 4.46%, 2/1/24, LOC: National City Bank (r)	2,906,000	2,906,000
Heritage Funeral Services LLC, 4.52%, 2/1/18, LOC: Old National Bank,
C/LOC: Northern Trust Co. (r)	160,000	160,000
Hillcrest Baptist Church, 4.50%, 12/1/20, LOC: Wachovia Bank (r)	4,190,000	4,190,000
Holland Board of Public Works Home Building Co., 4.52%, 11/1/22, LOC: Wells Fargo Bank (r)	1,350,000	1,350,000
Hopkinsville Kentucky Industrial Building LO Revenue, 4.35%, 8/1/24, LOC: Comercia Bank (r)	2,825,000	2,825,000
Illinois State Development Finance Authority Revenue, 4.49%, 7/1/10, LOC: Lasalle Bank (r)	500,000	500,000
Kaneville Road Joint Venture, Inc., 4.46%, 11/1/32, LOC: First American Bank, C/LOC: FHLB (r)	550,000	550,000
Kansas City Missouri IDA MFH Revenue, 4.49%, 3/1/35, LOC: LaSalle Bank (r)	870,000	870,000
Long Beach California GO, 4.50%, 11/1/30, LOC: Allied Irish Bank (r)	1,450,000	1,450,000
Macon-Bibb County Georgia Industrial Authority Revenue, 4.48%,
7/1/14, LOC: AmSouth Bank (r)	1,000,000	1,000,000
Main & Walton, Inc., 4.48%, 9/1/26, LOC: Waypoint Bank, C/LOC: FHLB (r)	400,000	400,000
Meyer Cookware Industries, Inc., 4.38%, 5/1/27, LOC: BNP Paribas (r)	535,000	535,000
Middletown New York IDA Revenue Bonds, 4.50%, 6/1/15, LOC: Provident Bank,
C/LOC: FHLB (r)	160,000	160,000
Milwaukee Wisconsin Redevelopment Authority Revenue, 4.46%, 8/1/20,
LOC: Marshall & Ilsley Bank (r)	360,000	360,000
Mississippi Business Finance Corp. Revenue, 4.46%, 8/1/24, LOC: Regions Bank (r)	1,920,000	1,920,000
New Jersey State Economic Development Authority Revenue, 4.54%, 11/1/06,
LOC: Wachovia Bank (r)	60,000	60,000
New York City New York IDA Revenue, 4.50%, 6/1/30, LOC: Citibank (r)	2,415,000	2,415,000
New York State MMC Corp. Revenue Bonds, 4.50%, 11/1/35, LOC: JP Morgan Chase Bank (r)	2,000,000	2,000,000
Ogden City Utah Redevelopment Agency Revenue, 4.53%, 1/1/31, LOC: Bank of New York (r)	2,900,000	2,900,000
Omaha Nebraska SO, 4.48%, 2/1/26, BPA: Dexia Credit Local, AMBAC Insured (r)	500,000	500,000
Osprey Management Co. LLC, 4.42%, 6/1/27, LOC: Wells Fargo Bank (r)	900,000	900,000
Pennsylvania State Higher Educational Facilities Authority Revenue:
4.64%, 8/1/07, LOC: Citizens Bank of Pennsylvania (r)	225,000	225,000
4.96%, 11/1/36, LOC: Sovereign Bank FSB, C/LOC: UniCredito Italiano Bank plc (r)	150,000	150,000
Peoploungers, Inc., 4.41%, 4/1/18, LOC: Bank of New Albany, C/LOC: FHLB (r)	170,000	170,000
Portage Indiana Economic Development Revenue, 4.61%, 3/1/20, LOC: FHLB (r)	440,000	440,000
Post Apartment Homes LP, 4.39%, 7/15/29, CA: Fannie Mae (r)	3,350,000	3,350,000
Racetrac Capital LLC, 4.42%, 9/1/20, LOC: Regions Bank (r)	300,000	300,000
Rex Lumber LLC, 4.47%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB (r)	1,500,000	1,500,000

	Principal
Taxable Variable Rate Demand Notes* - Cont'd	Amount	Value
Rocketship Properties III LLC, 4.59%, 6/1/21, LOC: National Bank of South Carolina (r)	$720,000	$720,000
San Joaquin Mariners Association LP, 4.51%, 7/1/29, LOC: Credit Suisse First Boston Corp. (r)	375,000	375,000
Savannah Georgia Economic Development Authority Revenue, 4.40%, 3/1/18,
LOC: SunTrust Bank (r)	1,040,000	1,040,000
Schenectady New York Metroplex Development Authority Revenue, 4.39%, 8/1/28,
BPA: Key Bank, FSA Insured (r)	500,000	500,000
Sea Island Co., 4.63%, 2/1/21, LOC: Columbus Bank & Trust (r)	1,775,000	1,775,000
Shawnee Kansas Private Activity Revenue, 4.46%, 12/1/12, LOC: JP Morgan Chase Bank (r)	1,045,000	1,045,000
Shelby County Tennessee Health Educational and Housing Facilities Board Revenue, 4.44%,
12/1/34, LOC: First Tennessee Bank (r)	2,420,000	2,420,000
Southeast Alabama Gas Distribution Revenue, 4.41%, 6/1/25, BPA: AmSouth Bank,
AMBAC Insured (r)	2,390,000	2,390,000
Southern Indiana Investments Company Two LLC, 4.42%, 10/15/26, LOC:
Old National Bank, C/LOC: FHLB (r)	100,000	100,000
St. Joseph County Indiana Economic Development Revenue:
4.66%, 6/1/27, LOC: FHLB (r)	110,000	110,000
4.66%, 6/1/27, LOC: FHLB (r)	295,000	295,000
St. Paul Minnesota Port Authority Revenue:
4.55%, 3/1/07, LOC: Dexia Credit Local (r)	255,000	255,000
4.88%, 6/1/11, LOC: U.S. Bank (r)	405,000	405,000
4.48%, 12/1/23, LOC: Dexia Credit Local (r)	750,000	750,000
StorageMax Midtown LLC, 4.44%, 5/20/23, LOC: State Bank & Trust, C/LOC: FHLB (r)	770,000	770,000
Suffolk County New York IDA Revenue, 4.45%, 12/15/07, LOC: JP Morgan Chase Bank (r)	160,000	160,000
Washington State Housing Finance Commission Revenue:
Rose Creek, 4.44%, 2/1/28, LOC: U.S. Bank (r)	780,000	780,000
Twin Ponds, 4.44%, 2/1/28, LOC: U.S. Bank (r)	1,220,000	1,220,000
4.44%, 7/15/32, CA: Fannie Mae (r)	1,085,000	1,085,000
4.48%, 5/15/35, LOC: Fannie Mae (r)	275,000	275,000

Total Taxable Variable Rate Demand Notes (Cost $68,791,000)		68,791,000

U.S. Government Agencies and Instrumentalities - 15.0%
Fannie Mae:
2.50%, 5/10/06	1,000,000	995,704
3.25%, 7/12/06	1,000,000	997,400
Fannie Mae Discount Notes, 3/31/06	1,000,000	991,570
Federal Home Loan Bank:
3.90%, 5/24/06 (r)	1,000,000	1,000,000
3.85%, 6/22/06 (r)	1,000,000	1,000,000
4.00%, 7/28/06	500,000	500,000
4.50%, 11/3/06	1,000,000	1,000,000
Federal Home Loan Bank Discount Notes:
2/10/06	500,000	497,886
6/2/06	1,000,000	985,433
Freddie Mac:
2.53%, 5/3/06	365,000	362,879
1.875%, 6/30/06	1,000,000	991,579
3.70%, 6/30/06	1,000,000	1,000,000
4.50%, 11/3/06	500,000	500,000
Freddie Mac Discount Notes:
5/30/06	1,000,000	985,618
8/22/06	500,000	487,185

Total U.S. Government Agencies and Instrumentalities (Cost $12,295,254)		12,295,254

	Principal
Certificates of Deposit - 0.6%	Amount	Value
Toronto Dominion Bank, 3.94%, 7/10/06	$500,000	$499,457

Total Certificates of Deposit (Cost $499,457)		499,457

TOTAL INVESTMENTS (Cost $81,585,711) - 99.4%		81,585,711
Other assets and liabilities, net - 0.6%		524,538
Net Assets - 100%		$82,110,249

Net Assets Consist of:
Paid-in capital applicable to 82,153,815 shares of common stock outstanding; $0.01 par value, 2,000,000,000 shares authorized		$82,109,397
Undistributed net investment income		852

Net Assets		$82,110,249

Net Asset Value Per Share		$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

* Optional tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:	Abbreviations:

BPA: Bond-Purchase Agreement	AMBAC: American Municipal Bond Assurance Corp.	LO: Limited Obligation
CA: Collateral Agreement	FHLB: Federal Home Loan Bank	LP: Limited Partnership
C/LOC: Confirming Letter of Credit	GO: General Obligation	MFH: Multi-Family Housing
LOC: Letter of Credit	IDA: Industrial Development Authority	SO: Special Obligation
LLC: Limited Liability Corporation

See notes to financial statements.

Money Market Portfolio
Statement of Operations
Year Ended December 31, 2005

Net Investment Income
Investment Income:
Interest income	$2,744,994

Expenses:
Investment advisory fee	164,574
Transfer agency fees and expenses	3,491
Accounting fees	17,835
Directors' fees and expenses	7,334
Administrative Services fees	50,000
Insurance	20,748
Custodian fees	19,130
Reports to shareholders	16,434
Professional fees	20,852
Miscellaneous	16,649
Total expenses	337,047
Reimbursement from Advisor	(29,602)
Fees paid indirectly	(11,213)
Net expenses	296,232

Net Investment Income	2,448,762

Increase (Decrease) in Net Assets
Resulting From Operations	$2,448,762

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$2,448,762	$1,162,715
Net realized gain (loss)	--	4,943

Increase (Decrease) in Net Assets
Resulting From Operations	2,448,762	1,167,658

Distributions to shareholders from:
Net investment income	(2,455,314)	(1,159,806)

Capital share transactions:
Shares sold	93,431,759	92,224,685
Reinvestment of distributions	2,440,786	1,159,530
Shares issued from merger (see Note A)	11,678,845	--
Shares redeemed	(102,043,758)	(143,671,339)
Total capital share transactions	5,507,632	(50,287,124)

Total Increase (Decrease) in Net Assets	5,501,080	(50,279,272)

Net Assets
Beginning of year	76,609,169	126,888,441
End of year (including undistributed net investment income of $852 and $7,404, respectively)	$82,110,249	$76,609,169

Capital Share Activity
Shares sold	93,436,226	92,224,685
Reinvestment of distributions	2,440,786	1,159,530
Shares issued from merger (see Note A)	11,678,845	--
Shares redeemed	(102,043,758)	(143,671,339)
Total capital share activity	5,512,099	(50,287,124)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

On July 22, 2005, the net assets of the Calvert Variable Series, Inc. Calvert Social Money Market Portfolio merged into the Calvert Variable Series, Inc. Ameritas Money Market Portfolio. The merger was accomplished by a tax-free exchange of 11,678,845 shares of the Ameritas Money Market Portfolio (valued at $11,678,845) for 11,678,845 shares of the Calvert Social Money Market Portfolio outstanding at July 22, 2005. The Calvert Social Money Market Portfolio's net assets as of July 22, 2005 ($11,678,845) were combined with those of the Ameritas Money Market Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities held by the Portfolio are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects the Portfolio against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia. Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .20% of the Portfolio's average daily net assets. Under the terms of the agreement, $13,270 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is .36%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Ameritas Acacia, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,247 was payable at year end. In addition, $9,611 was payable at year end for operating expenses paid by CASC during December 2005.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Ameritas Acacia, acts as shareholder servicing agent for the Portfolios. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

The cost of investments owned at December 31, 2005 for federal income tax purposes was $81,585,711.

The tax character of dividends and distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

	2005	2004
Distributions paid from:
Ordinary income	$2,455,314	$1,159,806
Total	$2,455,314	$1,159,806

As of December 31, 2005 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$852
Total	$852

The Portfolio may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2005, purchase and sale transactions were $98,380,000 and $106,705,000, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2005. For the year ended December 31, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$38,662	4.47%	$2,148,476	October 2005

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Money Market Portfolio	2005	2004	2003
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.030	.012	.010
Total investment operations	.030	.012	.010
Distributions from
Net investment income	(.030)	(.012)	(.010)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	3.00%	1.17%	1.00%
Ratios to average net assets: A
Net investment income	2.98%	1.13%	1.00%
Total expenses	.41%	.37%	.36%
Expenses before offsets	.37%	.37%	.36%
Net expenses	.36%	.36%	.36%
Net assets, ending (in thousands)	$82,110	$76,609	$126,888

	Years Ended
	December 31,	December 31,
Money Market Portfolio	2002	2001
Net asset value, at beginning	$1.00	$1.00
Income from investment operations
Net investment income	.016	.04
Total investment operations	.016	.04
Distributions from
Net investment income	(.016)	(.04)
Total increase (decrease) in net asset value	--	--
Net asset value, ending	$1.00	$1.00

Total return*	1.61%	3.96%
Ratios to average net assets: A
Net investment income	1.60%	3.81%
Total expenses	.38%	.38%
Expenses before offsets	.37%	.38%
Net expenses	.36%	.36%
Net assets, ending (in thousands)	$162,177	$166,218

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or by visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement with respect to the Portfolio on December 8, 2005.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's revenues and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Portfolio to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board noted the affiliation of the Subadvisor with the Advisor. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one-, three- and five-year annualized periods ended June 30, 2005, the Portfolio outperformed its Lipper index and was above the median of its peer group. Based upon their review, the Directors concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board of Directors compared the Portfolio's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Portfolio's advisory fee and total expenses were below the median of its peer group. The Directors also took into account the Advisor's current undertakings to maintain expense limitations for the Portfolio. The Directors also noted that the Advisor pays the subadvisory fees under the Investment Subadvisory Agreement with respect to the Portfolio. Based upon their review, the Board of Directors determined that the advisory fee was reasonable.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates provide subadvisory, shareholder servicing and administrative services to the Portfolio for which they receive compensation. The Directors reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it receives with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor reimburses expenses of the Portfolio and also pays the subadvisory fees to the Subadvisor. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board of Directors considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board of Directors also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided performance information for the Subadvisor and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Directors took into account information provided periodically throughout the previous year by the Subadvisor, as well as the Directors' familiarity with the Subadvisor's management through Board of Directors' meetings, discussions and other reports.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered, among other information, the Portfolio's performance during the one-, three-, and five-year annualized periods ended June 30, 2005 as compared to the Portfolio's peer group and noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. For this reason, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Directors' deliberations. For similar reasons, the Directors also did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in their consideration at this time.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 55	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 60	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 59	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 68	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 53	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 48	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
Officers
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA AGE: 43	Vice President	1999	Assistant Vice President, Variable Funds Management, Ameritas Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas
Select
Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report
December 31, 2005

Ameritas

Ameritas Select Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2005

3	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Schedule of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
16	Financial Highlights
17	Explanation of Financial Tables
18	Proxy Voting and Availability of Quarterly Portfolio Holdings
19	Basis for Board's Approval of Investment Advisory Contract
22	Director and Officer Information Table

Ameritas Select Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Harris Associates

A word from portfolio management:

Performance

The portfolio returned 5.80%1 for the year ending December 31, 2005. This compares to the Russell Midcap Value Index, which returned 12.70% for the same period. We were generally satisfied with the absolute return for the year.

Select Portfolio1
Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.05)
One year	5.80%
Since inception (1.2.01)	8.83%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Portfolio Activity

Currently, the portfolio holds 29 securities across a variety of industries. During the year we initiated positions in CDW Corporation, Conseco, Inc., Harley-Davidson, Inc., The Estée Lauder Companies Inc., Liz Claiborne Inc., Morgan Stanley, National Semiconductor Corporation, The E.W. Scripps Company, Sovereign Bancorp Inc., and The Timberland Company.

CDW sells computers and related items through catalogs, telesales, and via the company's Internet and extranet Web sites. Brands available from CDW include Hewlett-Packard, IBM, Microsoft, Sony, and Toshiba. The company currently has two showrooms in Illinois and has a customer base of over 400,000.

Conseco has more than 10 insurance--related subsidiaries that sell supplemental health, life, annuities, and other insurance products. The firm's client base is primarily composed of seniors and those in the lower-- to middle--income group.

Harley-Davidson is the only major U.S. maker of motorcycles and the nation's #1 seller of heavyweight motorcycles. The company offers 28 models of touring and custom Harleys through its worldwide network of dealers. Besides its bikes, Harley-Davidson sells goods licensed with the company name including a line of clothing and accessories. Harley-Davidson Financial Services offers financing to dealers and consumers in the U.S. and Canada.

Estée Lauder sells skin care products, fragrances, and cosmetics worldwide. The firm's brands include Estée Lauder, Clinique, Bobbi Brown, and Aveda. Lauder has a new CEO in place with plans of utilizing new distribution channels and, in our view, this should lead to profitable growth.

Morgan Stanley is one of the world's top investment banks providing traditional corporate investment banking services along with brokerage and investment management products and services for institutions and wealthy individuals.

E. W. Scripps is a media company that owns one of the oldest newspaper chains in the country spanning 21 daily newspapers with a combined circulation of approximately 1.2 million. The firm also has interests in 10 TV stations and several cable networks including Home & Garden Television and the Food Network.

Liz Claiborne designs and markets women's and men's fashion apparel and accessories, and markets women's and men's fragrances. The company's brands include Claiborne, Elisabeth, Russ, and Villager, among others. Liz Claiborne's products are marketed through department and specialty stores and other channels in the United States and abroad.

National Semiconductor produces microchips and offers a variety of integrated circuits, which transform physical information (light, sound, radio waves) into data. The firm's chips are used in aerospace, automotive, networking, and communications applications.

Sovereign is one of the largest thrifts in the U.S., whose operations are mainly in the Northeast. The firm caters to individuals and small to midsized businesses, offering deposit products and real estate, business, and consumer loans.

Timberland is best known for making and marketing footwear for men, women, and children. The firm also merchandises apparel and accessories through its more than 200 company-owned and franchised stores. It also sells products worldwide in department and athletic stores. Timberland is a strong global brand that has recently felt short-term pressure from changing fashion trends, causing its stock to sell at a discount. The firm experiences high returns on invested capital and has strong free cash flow. A large portion of the Timberland's stock is owned by firm insiders, and we believe the business is run with long-term shareholders in mind, both of which we view as positives.

Additionally, the portfolio now holds Discovery Holding Company. This firm was created by Liberty Media as a holding company for its 50% stake in cable network company Discovery Communications, and it was just recently spun off to shareholders. The firm is currently being managed by a collection of Liberty officers and directors including CEO John Malone and plans to elect its own management now that it is an independent company.

During the period, we eliminated our positions in Black & Decker Corporation, Bristol-Myers Squibb Company, First Data Corporation, and Moody's Corporation.

Impact on Performance

Overall the portfolio benefited most by our overweight positions, relative to the Russell MidCap Value Index, in health care and industrials. Performance was dampened by our consumer discretionary holdings, particularly our media names which lagged the market, although we believe the underlying fundamentals are favorable.

Burlington Resources Inc., Omnicare Inc. and York International had the most significant positive impact on performance during the year. Earnings at Burlington Resources were helped by lower exploration expenses and the continued increase of oil and natural gas prices throughout the year.

We had initiated our position in York International earlier in the year as we felt the stock was attractively valued. York was acquired by Johnson Controls late in the third quarter for $56.50/share in cash, and the portfolio benefited from this acquisition.

Fundamentals behind Omnicare's business, in our view, remain strong, as the number of beds served and profitability in pharmacy services have both increased. We believe that Omnicare's recent acquisition of Neighborcare, along with some smaller strategic deals, have added materially to overall profitability and business value.

Time Warner, Mattel, and Liberty Media had a negative impact on performance during the period. Fundamentals at Time Warner appear to be fine, yet the stock languished even in the face of a major equity investment in the AOL division by Google plus the cage-rattling of investor Carl Icahn. We continue to believe the shares are meaningfully undervalued.

Liberty Media's stock has been weak along with many other media names. During the year, management moved to simplify the company and highlight specific asset values via spin-offs including Discovery Holdings and Liberty Global. We continue to think the stock is attractively valued.

Mattel's Barbie brand continued to be under pressure from its hipper, more fashion-forward rival, Bratz. The other Mattel brands (Hot Wheels, Fisher Price, American Girl) are doing well. In our view, the company's cash flow remains strong, and the balance sheet continues to improve.

The Market Environment

Investors are, for better or worse, prisoners of the times in which they live. And while we would always try to properly direct a client's attention toward time horizons that stretch over decades, the simple fact is that the past few years have yielded measly returns compared to those of the 1980s and 1990s. To highlight the most interesting of dozens of current statistics, the S&P 500 Index has gained no ground since 1999, and even a 10% annual return over the next four years would deliver merely a 3.2% compounded return to investors for the first decade of this millennium (the worst since the 1930s). While our accounts avoided the collapse of the growth stocks five years ago, the most recent period has provided different challenges, namely severe compression of equity valuation multiples and low capital market returns for most traditional asset classes. The frustration has only been amplified by company performance that has generally been quite good: corporate profit margins are near peak levels while earnings have grown at a double-digit rate in each quarter for the past 3 1/2 years.

Portfolio Outlook

We believe the current market trading range will break in time. Our portfolios, as we have emphasized in recent commentaries, increasingly reflect the opportunities we see in higher quality businesses. The valuation compression we have previously noted has, if anything, intensified in recent months such that we believe there is little or no valuation premium attached to better businesses. While five years ago many of these stocks would have been found in growth-oriented portfolios, at current valuations they represent great opportunities for disciplined value investors like us. And while our enthusiasm for many of these stocks is not unique among investors, we believe there is a broad skepticism -- an indifference -- that increasingly reflects macro fears more than specific company risks. These businesses possess, in general, healthy balance sheets, strong cash flow generation and valuations well below intrinsic value. Because of lackluster equity market returns for the past few years, it seems most investors have become indifferent to equities in general and better businesses in particular. From our vantage point, the fundamentals look good, the economy seems OK, and the discounted valuations offer great profit opportunities for investors with resolve.

As of December 31, 2005, the following companies represented the following percentages of Portfolio net assets:

CDW Corporation (4.0%), Conseco, Inc. (3.4%), Harley-Davidson, Inc. (1.8%), The Estée Lauder Companies Inc. (3.7%), Liz Claiborne Inc. (4.0%), Morgan Stanley (1.0%), National Semiconductor Corporation(3.0%), The E.W. Scripps Company (4.3%), Sovereign Bancorp Inc. (3.6%), The Timberland Company(3.6%), Discovery Holding Company (3.2%), Black & Decker Corporation ( 0%), Briston-Myers Squibb Company (0%), First Data Corporation ( 0%), Moody's Corporation( 0%), Burlington Resources, Inc. (4.1%), Omnicare Inc. (3.6%), Johnston Controls (0%), York International (0%), Time-Warner (2.7%), Mattel (2.0%), and Liberty Media (1.5%). All holdings are subject to change without notice.
% of Total
Economic Sectors	Investments

Auto & Transportation	1.9%
Consumer Discretionary	51.5%
Consumer Staples	3.2%
Financial Services	20.4%
Healthcare	8.3%
Other Energy	4.4%
Technology	6.7%
Utilities	3.6%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05 - 12/31/05

Actual	$1,000.00	$1,027.50	$5.77
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.52	$5.74

* Expenses are equal to the Fund's annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Select Portfolio:

We have audited the accompanying statement of assets and liabilities of Ameritas Select Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2001, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Select Portfolio of Calvert Variable Series, Inc., as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 17, 2006

Select Portfolio
Schedule of Investments
December 31, 2005

Equity Securities - 93.1%	Shares	Value
Beverage - Soft Drinks - 2.9%
Coca-Cola Enterprises, Inc.	72,900	$1,397,493

Biotechnology - Research & Production - 1.1%
Baxter International, Inc.	14,000	527,100

Cable Television Services - 1.5%
Liberty Media Corp.*	91,000	716,170

Communications & Media - 5.9%
Discovery Holding Co.*	100,400	1,521,060
Time Warner, Inc.	74,200	1,294,048
		2,815,108

Cosmetics - 3.7%
Estee Lauder Co.'s, Inc.	52,600	1,761,048

Diversified Financial Services - 1.0%
Morgan Stanley	8,200	465,268

Drugs & Pharmaceuticals - 3.1%
Hospira, Inc.*	34,000	1,454,520

Electronics - Semiconductors/Components - 3.1%
National Semiconductor Corp.	55,800	1,449,684

Electronics - Technology - 3.2%
Raytheon Co.	38,000	1,525,700

Financial Miscellaneous - 4.0%
H & R Block, Inc.	77,400	1,900,170

Healthcare Services - 3.6%
Omnicare, Inc.	30,000	1,716,600

Insurance - Life - 3.4%
Conseco, Inc.*	69,600	1,612,632

Miscellaneous Business & Consumer Discretionary - 4.3%
E.W. Scripps Co.	42,900	2,060,058

Oil - Crude Producers - 4.1%
Burlington Resources, Inc.	22,600	1,948,120

Publishing - Miscellaneous - 3.5%
RR Donnelley & Sons Co.	49,000	1,676,290

Publishing - Newspapers - 2.3%
Knight Ridder, Inc.	17,000	1,076,100

Recreational Vehicles & Boats - 1.8%
Harley-Davidson, Inc.	16,500	849,585

Restaurants - 3.8%
Yum! Brands, Inc.	38,600	1,809,568

Equity Securities - Cont'd	Shares	Value
Retail - 9.7%
AutoNation, Inc.*	63,000	$1,368,990
CDW Corp.	32,900	1,894,053
TJX Co.'s, Inc.	59,000	1,370,570
		4,633,613

Savings & Loans - 10.6%
Sovereign Bancorp, Inc.	80,000	1,729,600
Washington Mutual, Inc.	76,500	3,327,750
		5,057,350

Services - Commercial - 3.6%
Aramark Corp., Class B	62,000	1,722,360

Shoes - 3.6%
Timberland Co.*	53,100	1,728,405

Textiles Apparel Manufacturers - 4.0%
Liz Claiborne, Inc.	53,600	1,919,952

Toys - 2.0%
Mattel, Inc.	58,900	931,798

Utilities - Cable, Television, & Radio - 3.3%
Cablevision Systems Corp.*	67,800	1,591,266

Total Equity Securities (Cost $38,123,009)		44,345,958

Total Investments (Cost $38,123,009) - 93.1%		44,345,958
Other assets and liabilities, net - 6.9%		3,309,226
Net Assets - 100%		$47,655,184

* Non-income producing security.

See notes to financial statements.

Select Portfolio
Statement of Assets and Liabilities
December 31, 2005

Assets
Investments in securities, at value (Cost $38,123,009) - See accompanying schedule	$44,345,958
Cash	3,915,557
Receivable for shares sold	39,195
Interest and dividends receivable	30,117
Other assets	805
Total assets	48,331,632

Liabilities
Payable for securities purchased	611,419
Payable to Ameritas Investment Corp.	37,151
Payable to Calvert Administrative Services Company	10,048
Accrued expenses and other liabilities	17,830
Total liabilities	676,448
Net Assets	$47,655,184

Net Assets Consist of:
Paid-in capital applicable to 2,151,507 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$40,310,338
Undistributed net investment income	17,852
Accumulated net realized gain (loss) on investments	1,104,045
Net unrealized appreciation (depreciation) on investments	6,222,949

Net Assets	$47,655,184

Net Asset Value Per Share	$22.15

See notes to financial statements.

Select Portfolio
Statement of Operations
Year Ended December 31, 2005

Net Investment Income
Investment Income:
Dividend income	$532,252
Total investment income	532,252

Expenses:
Investment advisory fee	378,269
Transfer agent fees and expenses	2,015
Accounting fees	15,496
Directors' fees and expenses	4,223
Administrative fees	50,000
Custodian fees	8,018
Reports to shareholders	10,948
Professional fees	18,361
Miscellaneous	6,999
Total expenses	494,329
Fees paid indirectly	(22,530)
Net expenses	471,799

Net Investment Income	60,453

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	2,930,322
Change in unrealized appreciation (depreciation)	(569,698)

Net Realized and Unrealized Gain
(Loss) on Investments	2,360,624

Increase (Decrease) in Net Assets
Resulting From Operations	$2,421,077

See notes to financial statements.

Select Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$60,453	$125,627
Net realized gain (loss) on investments	2,930,322	1,466,823
Change in unrealized appreciation (depreciation)	(569,698)	1,390,750

Increase (Decrease) in Net Assets
Resulting From Operations	2,421,077	2,983,200

Distributions to shareholders from:
Net investment income	(65,671)	(126,611)
Net realized gain	(1,254,708)	--
Total distributions	(1,320,379)	(126,611)

Capital share transactions:
Shares sold	11,639,006	6,081,823
Reinvestment of distributions	1,320,372	126,611
Shares redeemed	(2,588,482)	(4,853,146)
Total capital share transactions	10,370,896	1,355,288

Total Increase (Decrease) in Net Assets	11,471,594	4,211,877

Net Assets
Beginning of year	36,183,590	31,971,713
End of year (including undistributed net investment income of $17,852 and $23,070, respectively)	$47,655,184	$36,183,590

Capital Share Activity
Shares sold	528,921	302,301
Reinvestment of distributions	59,423	5,886
Shares redeemed	(117,737)	(243,280)
Total capital share activity	470,607	64,907

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Select Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia. Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.92% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is 1.50%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Ameritas Acacia, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Ameritas Acacia, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $20,509,763 and $10,825,856, respectively.

The cost of investments owned at December 31, 2005 for federal income tax purposes was $38,123,009. Net unrealized appreciation aggregated $6,222,949, of which $7,022,282 related to appreciated securities and $799,333 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

	2005	2004
Distributions paid from:
Ordinary income	$291,664	$126,611
Long term capital gain	1,028,715	--
Total	$1,320,379	$126,611

As of December 31, 2005 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$93,183
Undistributed long term capital gain	1,028,714
Unrealized appreciation (depreciation)	6,222,949
Total	$7,344,846

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. For the year ended December 31, 2005, there were no borrowings by the Portfolio under the agreement.

Tax Information (Unaudited)

Select Portfolio designates $1,028,715 as capital gain dividends paid during the calendar year ended December 31, 2005.

For corporate shareholders of Select Portfolio, 100% of the ordinary distributions paid during the taxable year ended December 31, 2005 qualify for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Select Portfolio	2005	2004	2003
Net asset value, beginning	$21.53	$19.78	$15.33
Income from investment operations
Net investment income	.03	.07	.04
Net realized and unrealized gain (loss)	1.22	1.76	4.44
Total from investment operations	1.25	1.83	4.48
Distributions from:
Net investment income	(.03)	(.08)	(.03)
Net realized gains	(.60)	--	--
Total distributions	(.63)	(.08)	(.03)
Total increase (decrease) in net asset value	0.62	1.75	4.45
Net asset value, ending	$22.15	$21.53	$19.78

Total return*	5.80%	9.23%	29.22%
Ratios to average net assets: A
Net investment income	.15%	.38%	.24%
Total expenses	1.20%	1.22%	1.29%
Expenses before offsets	1.20%	1.22%	1.29%
Net expenses	1.15%	1.21%	1.22%
Portfolio turnover	29%	29%	28%
Net assets, ending (in thousands)	$47,655	$36,184	$31,972

	Year Ended	Period Ended
	December 31,	December 31,
Select Portfolio	2002	2001(z)
Net asset value, beginning	$17.84	$15.00
Income from investment operations
Net investment income	--	.01
Net realized and unrealized gain (loss)	(2.50)	2.83
Total from investment operations	(2.50)	2.84
Distributions from:
Net investment income	(.01)	--
Total increase (decrease) in net asset value	(2.51)	2.84
Net asset value, ending	$15.33	$17.84

Total return*	(14.04%)	18.93%
Ratios to average net assets: A
Net investment income	.03%	.08% (a)
Total expenses	1.30%	1.45% (a)
Expenses before offsets	1.30%	1.45% (a)
Net expenses	1.23%	1.26% (a)
Portfolio turnover	16%	14%
Net assets, ending (in thousands)	$25,253	$20,575

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

(z) From January 2, 2001 inception.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement with respect to the Portfolio on December 8, 2005.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's revenues and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Portfolio to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one-year annualized period ended June 30, 2005, the Portfolio outperformed its Lipper index and was above the median of its peer group and that for the three-year period ended June 30, 2005, the Portfolio underperformed its Lipper index and its performance was above the median of its peer group. The Directors took into account management's discussion of the Portfolio's performance, including the Portfolio's recent performance. The Directors noted the Portfolio's improved performance and management's continued monitoring of such performance. Based upon their review, the Directors concluded that the Portfolio's performance is satisfactory.

In considering the Portfolio's fees and expenses, the Board of Directors compared the Portfolio's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Portfolio's advisory fee and total expenses were above the median of its peer group. The Directors also took into account the Advisor's current undertakings to maintain expense limitations for the Portfolio. The Directors noted that the Advisor pays the subadvisory fees under the Investment Subadvisory Agreement with respect to the Portfolio. The Directors also took into account management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolio for which they receive compensation. The Directors reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it receives with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor pays the subadvisory fees to the Subadvisor. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board of Directors considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board of Directors also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided performance information for the Subadvisor and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Directors took into account information provided periodically throughout the previous year by the Subadvisor, as well as the Directors' familiarity with the Subadvisor's management through Board of Directors' meetings, discussions and other reports.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered, among other information, the Portfolio's performance during the one- and three-year annualized periods ended June 30, 2005 as compared to the Portfolio's peer group and noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor, and took into account management's discussion of the Portfolio's performance.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Directors' deliberations. For similar reasons, the Directors also did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in their consideration at this time, although the Directors noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 55	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 60	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 59	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 68	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 53	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 48	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
Officers
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA AGE: 43	Vice President	1999	Assistant Vice President, Variable Funds Management, Ameritas Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas
Small Capitalization
Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report
December 31, 2005

Ameritas

Ameritas Small Capitalization Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2005

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Basis for Board's Approval of Investment Advisory Contract
21	Director and Officer Information Table

Ameritas Small Capitalization Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Eagle Asset Management, Inc.

Performance

The Portfolio returned 2.62%1 during the 12 months ended December 31, 2005, compared to its Russell 2000 Growth Index benchmark, which returned 4.14% for the same time period.

Small Capitalization Portfolio1

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.05)
One year	2.62%
Five year	(7.23%)
Since inception (11.1.99)	(6.99%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective November 2001.

We were hurt in particular by our consumer discretionary sector exposure, where we lagged due in large part to poor returns in our retail, casinos and gambling and household furnishings holdings. Our poorest performers in the sector were A.C. Moore Arts & Crafts, Build-A-Bear Workshop, Shuffle Master, Alliance Gaming and Tempur-Pedic.

For the year, our top-performing sectors were energy and materials and processing. Strong oil and natural-gas demand pushed commodity prices to all-time highs, and energy stocks Patterson-UTI Energy and Unit benefited. Aluminum producer Aleris was our best performer in the materials-and-processing sector. Our five top-contributing stocks for the year were Aleris International, Patterson-UTI Energy, Unit, Global Payments and Respironics. Our five biggest detractors were Tempur-Pedic, Duratek, Martek Biosciences, Direct General and First Bancorp of Puerto Rico.

Markets & Investment Climate

In the fourth quarter of 2005, the Federal Reserve once again boosted the federal funds rate a quarter-point to a 4 1/2-year high of 4.25%. The Fed suggested it may raise rates at least once more to prevent the economy from overheating, but it did leave open the possibility that more increases may not be necessary.

Energy was the best-performing sector in the market for 2005. We believe we are in a long cycle of strong earnings and cash-flow growth for almost all segments of the energy market. And while this sector was the strongest-performing in the market last year, our view is that all that really happened was stock prices appreciated along with earnings increases.

Small-cap value stocks (as measured by the Russell 2000 Value Index) have outperformed small-cap growth stocks (the Russell 2000 Growth Index) for four of the last five years but we believe the tide may be turning. Small cap value stocks' outperformance this year was just a little more than half a percentage point (4.70% vs. 4.14%) and small cap growth stocks outperformed value stocks during the third and fourth quarters. On a relative-valuation basis, small-cap growth stocks are trading at a historical discount to small-cap value stocks in terms of price-to-earnings, price-to-book, price-to-sales and P/E-to-growth ratios. We believe this bodes well for growth vs. value in the small-cap market segment as we move into 2006.

As of December 31, 2005, the following companies represented the following percentages of Portfolio net assets: A.C. Moore Arts & Crafts (0.5%), Martek Biosciences (0.0%), Build-A-Bear Workshop (1.3%), Shuffle Master (2.3%), Alliance Gaming (0.0%), Tempur-Pedic (0.8%), Patterson-UTI Energy, Inc. (2.3%), Aleris. (4.3%), Global Payments (2.8%), Respironics (2.7%), Duratek (1.3%), Direct General (0.0%) and First Bancorp of Puerto Rico (0.0%). All holdings are subject to change without notice.

Investment Strategy

We employ extensive fundamental research to identify those small cap (market capitalizations within the range of companies in the Russell® 2000 Growth Index at time of purchase), under-researched growth companies that we believe are likely to enable the Portfolio to provide higher returns than the Russell 2000 Growth Index benchmark over a full market cycle (typically three to five years).

% of Total
Economic Sectors	Investments

Auto & Transportation	0.4%
Consumer Discretionary	25.4%
Financial Services	9.5%
Healthcare	20.8%
Materials & Processing	6.1%
Other Energy	7.4%
Producer Durables	11.5%
Technology	18.9%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05 - 12/31/05
Actual	$1,000.00	$1,043.60	$5.15
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.16	$5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Small Capitalization Portfolio:

We have audited the accompanying statement of net assets of Ameritas Small Capitalization Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Small Capitalization Portfolio of Calvert Variable Series, Inc., as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 17, 2006

Small Capitalization Portfolio
Statement of Net Assets
December 31, 2005

Equity Securities - 99.4%	Shares	Value
Agriculture Fishing & Ranching - 1.8%
Delta & Pine Land Co.	27,650	$636,226

Aluminum - 4.3%
Aleris International, Inc.*	47,075	1,517,698

Auto Trucks & Parts - 0.3%
Gentex Corp.	6,420	125,190

Biotechnology - Research & Production - 2.0%
Ariad Pharmaceuticals, Inc.*	46,050	269,392
deCODE genetics, Inc.*	54,784	452,516
		721,908

Casinos & Gambling - 2.7%
Nevada Gold & Casinos, Inc.*	13,200	137,148
Shuffle Master, Inc.*	32,175	808,880
		946,028

Communications & Media - 0.8%
Entravision Communications Corp.*	37,900	269,848

Communications Technology - 4.8%
Avocent Corp.*	7,825	212,762
EMS Technologies, Inc.*	31,300	554,010
Ixia*	23,975	354,350
Tekelec, Inc.*	41,300	574,070
		1,695,192

Computer - Services, Software & Systems - 7.0%
Ansys Inc.*	21,775	929,575
Datastream Systems, Inc.*	86,300	746,495
eCollege.com, Inc.*	18,000	324,540
Internet Capital Group, Inc.*	26,850	220,707
Netsmart Technologies, Inc.*	20,825	262,603
		2,483,920

Computer Technology - 3.8%
McData Corp.*	155,775	591,945
Radisys Corp.*	43,025	746,054
		1,337,999

Consumer Electronics - 4.0%
Dolby Laboratories, Inc.*	29,925	510,221
Universal Electronics, Inc.*	52,606	906,402
		1,416,623

Drugs & Pharmaceuticals - 2.2%
Connetics Corp.*	14,350	207,357
Dendreon Corp.*	28,375	153,793
Medicis Pharmaceutical Corp.	12,925	414,246
		775,396

Electrical Equipment & Components - 2.3%
General Cable Corp.*	32,875	647,637
Littelfuse, Inc.*	5,895	160,639
		808,276
Equity Securities - Cont'd	Shares	Value
Electronics - Semiconductors / Components - 2.1%
Integrated Device Technology, Inc.*	57,300	$755,214

Electronics - Technology - 1.1%
OYO Geospace Corp.*	13,475	383,499

Energy Miscellaneous - 1.8%
Core Laboratories NV*	9,925	370,798
Tetra Technologies, Inc.*	9,112	278,098
		648,896

Financial Data Processing Services - 2.8%
Global Payments, Inc.	21,450	999,785

Financial Information Services - 3.0%
FactSet Research Systems, Inc.	26,050	1,072,218

Financial Miscellaneous - 2.0%
Cash America International, Inc.	31,025	719,470

Healthcare Facilities - 2.2%
American Healthways, Inc.*	17,425	788,481

Healthcare Management Services - 6.0%
Centene Corp.*	28,850	758,467
Eclipsys Corp.*	21,425	405,575
Horizon Health Corp.*	28,100	635,903
Per-Se Technologies, Inc.*	13,575	317,112
		2,117,057

Household Furnishings - 0.8%
Tempur-Pedic International, Inc.*	23,850	274,275

Identification Control & Filter Devices - 1.1%
Advanced Energy Industries, Inc.*	34,675	410,205

Insurance - Property & Casualty - 1.2%
Philadelphia Consolidated Holding Co.*	4,600	444,774

Leisure Time - 2.6%
SCP Pool Corp.	15,500	576,910
Vail Resorts, Inc.*	10,725	354,247
		931,157

Machinery - Industrial / Specialty - 1.8%
Actuant Corp.	11,825	659,835

Machinery - Oil Well Equipment & Services - 2.3%
Patterson-UTI Energy, Inc.	25,025	824,574

Machinery - Specialty - 3.3%
Applied Films Corp.*	27,800	577,406
Bucyrus International, Inc.	11,200	590,240
		1,167,646

Medical & Dental - Instruments & Supplies - 8.3%
American Medical Systems Holdings, Inc.*	43,600	777,388
Arrow International, Inc.	9,450	273,956
DJ Orthopedics, Inc.*	12,350	340,613
Respironics, Inc.*	25,600	948,992
SurModics, Inc.*	9,350	345,856
Thoratec Corp.*	12,800	264,832
		2,951,637
Equity Securities - Cont'd	Shares	Value
Oil - Crude Producers - 3.2%
Unit Corp.*	20,750	$1,141,873

Pollution Control & Environmental Services - 1.3%
Duratek, Inc.*	31,295	467,234

Production Technology Equipment - 1.6%
ATMI, Inc.*	8,925	249,632
Photon Dynamics, Inc.*	16,675	304,819
		554,451

Restaurants - 1.7%
Red Robin Gourmet Burgers, Inc.*	11,700	596,232

Retail - 6.9%
AC Moore Arts & Crafts, Inc.*	12,300	178,965
Blue Nile, Inc.*	7,175	289,224
Build-A-Bear Workshop, Inc.*	15,050	446,082
Cabela's, Inc.*	25,150	417,490
Genesco, Inc.*	28,575	1,108,424
		2,440,185

Savings & Loans - 0.4%
BankAtlantic Bancorp, Inc.	9,525	133,350

Services - Commercial - 5.9%
Corrections Corp of America*	15,800	710,526
Resources Connection, Inc.*	18,100	471,686
Waste Connections, Inc.*	26,075	898,544
		2,080,756

Total Equity Securities (Cost $31,860,322)		35,297,108

Total Investments (Cost $31,860,322) - 99.4%		35,297,108
Other assets and liabilities, net - 0.6%		211,633
Net Assets - 100%		$35,508,741

Net Assets Consist of:
Paid-in capital applicable to 1,278,659 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$70,343,200
Accumulated net realized gain (loss) on investments		(38,271,245)
Net unrealized appreciation (depreciation) on investments		3,436,786

Net Assets		$35,508,741

Net Asset Value Per Share		$27.77

* Non-income producing security.

See notes to financial statements.

Small Capitalization Portfolio
Statement of Operations
Year Ended December 31, 2005

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $192)	$62,958
Interest income	43,506
Total investment income	106,464

Expenses:
Investment advisory fee	307,128
Transfer agent fees and expenses	2,547
Accounting fees	14,011
Directors' fees and expenses	3,520
Administrative fees	50,000
Custodian fees	20,770
Reports to shareholders	15,373
Professional fees	19,252
Miscellaneous	7,413
Total expenses	440,014
Reimbursement from Advisor	(49,785)
Fees paid indirectly	(28,902)
Net expenses	361,327

Net Investment Income (Loss)	(254,863)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(466,718)
Change in unrealized appreciation (depreciation)	1,480,105

Net Realized and Unrealized Gain
(Loss) on Investments	1,013,387

Increase (Decrease) in Net Assets
Resulting From Operations	$758,524

See notes to financial statements.

Small Capitalization Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($254,863)	($347,784)
Net realized gain (loss) on investments	(466,718)	6,909,357
Change in unrealized appreciation (depreciation)	1,480,105	(5,853,156)

Increase (Decrease) in Net Assets
Resulting From Operations	758,524	708,417

Capital share transactions:
Shares sold	2,443,014	4,865,787
Shares redeemed	(7,573,114)	(7,789,473)
Total capital share transactions	(5,130,100)	(2,923,686)

Total Increase (Decrease) in Net Assets	(4,371,576)	(2,215,269)

Net Assets
Beginning of year	39,880,317	42,095,586
End of year	$35,508,741	$39,880,317

Capital Share Activity
Shares sold	92,225	186,436
Shares redeemed	(287,114)	(305,117)
Total capital share activity	(194,889)	(118,681)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Small Capitalization Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia. Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .85% of the Portfolio's average daily net assets. Under the terms of the agreement, $23,509 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is 1.00%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Ameritas Acacia, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,247 was payable at year end. In addition, $5,537 was payable at year end for operating expenses paid by CASC during December 2005.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Ameritas Acacia, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $17,328,069 and $22,793,816 respectively.

The cost of investments owned at December 31, 2005 for federal income tax purposes was $31,922,464. Net unrealized appreciation aggregated $3,374,644, of which $5,548,178 related to appreciated securities and $2,173,534 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $25,901,859, $11,902,668 and $404,576 at December 31, 2005 may be utilized to offset future capital gains until expiration in December 2009, December 2010 and December 2013, respectively.

As of December 31, 2005 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($38,209,103)
Unrealized appreciation (depreciation)	3,374,644
Total	($34,834,459)

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the treatment of net operating losses.

Undistributed net investment income	$254,863
Paid in capital	(254,863)

The differences between components of distributable earnings on a tax basis and the amount reflected in the statement of net assets are primarily due to wash sales.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstandng pursuant to this line of credit at December 31, 2005. For the year ended December 31, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$517	3.41%	$79,906	January 2005

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Small Capitalization Portfolio	2005	2004	2003
Net asset value, beginning	$27.06	$26.44	$19.04
Income from investment operations
Net investment income (loss)	(.20)	(.24)	(.19)
Net realized and unrealized gain (loss)	.91	.86	7.59
Total from investment operations	.71	.62	7.40
Total increase (decrease) in net asset value	.71	.62	7.40
Net asset value, ending	$27.77	$27.06	$26.44

Total return*	2.62%	2.34%	38.87%
Ratios to average net assets: A
Net investment income (loss)	(.71%)	(.90%)	(.83%)
Total expenses	1.22%	1.29%	1.26%
Expenses before offsets	1.08%	1.04%	1.04%
Net expenses	1.00%	1.00%	1.00%
Portfolio turnover	49%	349%	169%
Net assets, ending (in thousands)	$35,509	$39,880	$42,096

	Years Ended
	December 31,	December 31,
Small Capitalization Portfolio	2002	2001
Net asset value, beginning	$29.40	$40.42
Income from investment operations
Net investment income (loss)	(.23)	(.14)
Net realized and unrealized gain (loss)	(10.13)	(10.88)
Total from investment operations	(10.36)	(11.02)
Distributions from
Net realized gains	--	--
Total increase (decrease) in net asset value	(10.36)	(11.02)
Net asset value, ending	$19.04	$29.40

Total return*	(35.24%)	(27.26%)
Ratios to average net assets: A
Net investment income (loss)	(.91%)	(.48%)
Total expenses	1.16%	1.11%
Expenses before offsets	1.05%	1.02%
Net expenses	1.00%	1.00%
Portfolio turnover	140%	252%
Net assets, ending (in thousands)	$31,762	$62,780

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement with respect to the Portfolio on December 8, 2005.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's revenues and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Portfolio to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one-, three- and five-year annualized periods ended June 30, 2005, the Portfolio underperformed its Lipper index and was below the median of its peer group. The Directors noted the relatively recent change in the Portfolio's Subadvisor and that the performance information presented, therefore, included the performance of the Portfolio's previous subadvisors. The Directors took into account management's discussion of the Portfolio's improved performance under the current Subadvisor. Based upon their review, the Directors concluded that appropriate action has been taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board of Directors compared the Portfolio's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) and total expenses (net of expense reimbursements) were below the median of its peer group. The Directors also took into account the Advisor's current undertakings to maintain expense limitations for the Portfolio. The Directors also noted that the Advisor pays the subadvisory fees under the Investment Subadvisory Agreement with respect to the Portfolio. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolio for which they receive compensation. The Directors reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it receives with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors noted that the Advisor reimburses expenses of the Portfolio and also noted that the Advisor pays the subadvisory fees to the Subadvisor. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board of Directors considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board of Directors also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided performance information for the Subadvisor and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Directors took into account information provided periodically throughout the previous year by the Subadvisor, as well as the Directors' familiarity with the Subadvisor's management through Board of Directors' meetings, discussions and other reports.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered, among other information, the Portfolio's performance during the one-, three- and five-year annualized periods ended June 30, 2005 as compared to the Portfolio's peer group and noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor, and took into account management's discussion of the Portfolio's performance.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Directors' deliberations. For similar reasons, the Directors also did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in their consideration at this time, although the Directors noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action has been taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 55	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 60	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 59	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 68	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 53	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 48	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
Officers
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA AGE: 43	Vice President	1999	Assistant Vice President, Variable Funds Management, Ameritas Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas
Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report
December 31, 2005

Ameritas

Ameritas Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2005

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Schedule of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
16	Financial Highlights
17	Explanation of Financial Tables
18	Proxy Voting and Availability of Quarterly Portfolio Holdings
19	Basis for Board's Approval of Investment Advisory Contract
22	Director and Officer Information Table

Ameritas Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Babson Capital Management LLC

A word from portfolio management:

Performance

During the annual period ended December 31, 2005, the portfolio returned --1.87%1 versus the benchmark, the Russell 2000 Index, which returned 4.55%.

The underperformance resulted from underweighting sectors that seem to have unsustainable competitive advantage, such as, homebuilding, natural resource exploration, and certain REITs. We believe that these sectors have less advantage, and therefore, have less interest to us, in that a rapid drop in demand or rapid increase in supply would remove any pricing power inherent in the business. Nonetheless, this did not stop other investors from taking the short term plunge into these areas, thus allowing performance for these sectors to rise on average 50% during 2005.

Small Company Equity Portfolio1

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.05)
One year	(1.87%)
Since inception (1.2.01)	13.51%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Markets and Investment Climate

The market in 2005 left many investors wandering in search of the right path toward investment success. For the year, large cap investors saw a broad range of returns. The Dow Jones Industrial Average declined nearly one percent, the S&P 500 Index gained 4.9% and the NYSE Composite advanced 7.0%. The range of returns for small cap investors was similar. The NASDAQ Composite rose 1.4%, the Value Line Index rose 2.0% and the Russell 2000 Growth and the Russell 2000 Value Indices, advanced 4.2% and 4.7%, respectively.

The year 2005 marked a transition away from a consumer-led recovery toward an economy that is now an extension of positive corporate economic results. Short-term interest rates and energy prices rose throughout the year. At the beginning of 2005 short-term rates stood at 2.25% and oil prices were approximately $47 per barrel. At the close of the year, rates were 4.25% and oil prices were $60 per barrel. Despite this steep upward trajectory, inflation remained relatively dormant. In the housing market, the subject of much consternation during the year, the largest sale of existing single family homes, 6.4 million, was recorded in September and the largest year-over-year appreciation in single family homes, 16.9%, was recorded in October. The cost of a 30-year fixed rate mortgage, however, climbed during the year from 6.0% to 6.2%. Real capital spending, meanwhile, accelerated to 11% in year-on-year growth, while real consumer spending slowed from 3.5% to 2.8%. Yet, real GDP remained stable at approximately 3.5%.

This movement from one broad economic leadership theme to another may make for interesting economic discussions or broad macro investment decisions by some. We, however, continue to pursue our strategy of investing in high quality, high return-on-capital businesses, consistent with our established investment process. In 2005, we uncovered 51 new company opportunities across our product set. These companies represent a variety of industries, ranging from a manufacturer of control panels for air traffic control systems to one of the world's leading providers of lab animals to the pharmaceutical/biotech industry.

Outlook

We expect the transition we referenced earlier will continue to progress. We believe consumer spending will slow, as the impact of higher mortgage rates (fixed and adjustable) coupled with the weight of higher energy costs, redirects discretionary income towards non-discretionary fixed costs. On the other hand, we expect American industrial companies will remain active with factory utilization rates near 80%. With factory use at near-inflation tipping levels, we believe many companies will redeploy balance sheet cash to continue productivity gains and control costs to remain competitive globally. Additionally, many companies have excess cash that may be distributed to shareholders via share repurchase programs or dividends at higher-than-historical rates.

We believe health care and energy costs will also continue to tax both individuals and corporations alike. Companies may be able to pass along some of these costs, or control other expenses, but we believe the individual cannot. If this happens, individuals can only hope that the value in their homes and their stock market and savings account investments continue to rise at a rate that will offset the higher costs. We believe increased interest rates across the yield curve will help. We expect money supply and the demand for money (loans) to remain stable in the mid-single digit range, and taken collectively, the GDP growth to be 3-3 1/2% for the year.

Notwithstanding our macro economic commentary, which is helpful as we reflect on the transitioning economy, we remain fundamental stock pickers looking for great companies at reasonable valuations -- an investment approach we will always consider most prudent over the long term.

% of Total
Economic Sectors	Investments

Auto & Transportation	7.5%
Consumer Discretionary	24.3%
Financial Services	22.2%
Healthcare	2.4%
Materials & Processing	11.1%
Other	3.3%
Other Energy	8.5%
Producer Durables	10.4%
Technology	10.3%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05 - 12/31/05

Actual	$1,000.00	$1,036.70	$7.58
Hypothetical (5% return per year before expenses)	$1,000.00	$1,017.76	$7.51

* Expenses are equal to the Fund's annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas Small Company Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Ameritas Small Company Equity Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2001, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Small Company Equity Portfolio of Calvert Variable Series, Inc., as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 17, 2006

Small Company Equity Portfolio
Schedule of Investments
December 31, 2005

Equity Securities - 93.4%	Shares	Value
Advertising Agencies - 2.6%
Advo, Inc.	12,800	$360,704
Valassis Communications, Inc.*	10,900	316,863
		677,567

Aerospace - 1.4%
Heico Corp.	14,600	377,848

Banks - Outside New York City - 8.9%
Alabama National Bancorp.	4,400	284,944
Boston Private Financial Holdings, Inc.	21,300	647,946
Centennial Bank Holdings, Inc.*	13,600	168,232
Financial Institutions, Inc.	5,900	115,758
Hanmi Financial Corp.	14,300	255,398
Pacific Capital Bancorp	14,400	512,352
UMB Financial Corp.	5,400	345,114
		2,329,744

Biotechnology - Research & Production - 0.9%
Charles River Laboratories International, Inc.*	5,700	241,509

Building - Heat & Plumbing - 1.6%
Interline Brands, Inc.*	18,100	411,775

Building Materials - 1.3%
Trex Co., Inc.*	12,100	339,405

Chemicals - 2.4%
MacDermid, Inc.	14,100	393,390
Rockwood Holdings, Inc.*	12,400	244,652
		638,042

Communications Technology - 1.7%
Bel Fuse, Inc., Class B	14,100	448,380

Computer - Services, Software & Systems - 1.7%
Ansoft Corp.*	4,800	163,440
Dendrite International, Inc.*	20,400	293,964
		457,404

Consumer Products - 1.5%
Matthews International Corp.	11,000	400,510

Electronic Equipment & Components - 2.8%
AZZ, Inc.*	15,600	281,424
Baldor Electric Co.	17,600	451,440
		732,864
Electronics - 1.4%
II-VI, Inc.*	20,300	362,761

Electronics - Semiconductors / Components - 2.4%
Excel Technology, Inc.*	13,300	316,274
Micrel, Inc.*	27,700	321,320
		637,594

Equity Securities - Cont'd	Shares	Value
Electronics - Technology - 2.2%
Coherent, Inc.*	19,500	$578,760

Energy Equipment - 0.9%
Global Power Equipment Group, Inc.*	51,400	232,328

Financial Data Processing Services - 1.5%
Wright Express Corp.*	17,400	382,800

Financial Miscellaneous - 0.5%
Sterling Bancorp	6,543	129,093

Insurance - Multi-Line - 0.9%
IPC Holdings Ltd.	8,600	235,468

Insurance - Property & Casualty - 1.8%
Donegal Group, Inc.	16,509	383,669
Harleysville Group, Inc.	3,200	84,800
		468,469

Jewelry Watches & Gems - 1.8%
Fossil, Inc.*	22,300	479,673

Machinery - Industrial / Specialty - 1.9%
Actuant Corp.	7,400	412,920
Met-Pro Corp.	7,865	93,279
		506,199

Machinery - Oil Well Equipment & Services - 5.6%
Rowan Co.'s, Inc.	8,000	285,120
RPC, Inc.	19,575	515,606
W-H Energy Services, Inc.*	20,200	668,216
		1,468,942

Medical & Dental - Instruments & Supplies - 1.4%
West Pharmaceutical Services, Inc.	14,400	360,432

Metal Fabricating - 3.1%
Kaydon Corp.	14,300	459,602
RBC Bearings, Inc.*	21,500	349,375
		808,977

Miscellaneous Technology - 0.2%
IHS, Inc.*	2,600	53,352

Multi-Sector Companies - 3.1%
Carlisle Co.'s, Inc.	4,400	304,260
Teleflex, Inc.	7,700	500,346
		804,606

Oil - Crude Producers - 1.5%
Unit Corp.*	7,000	385,210

Plastics - 2.0%
Spartech Corp.	23,600	518,020

Pollution Control & Environmental Services - 1.4%
Headwaters, Inc.*	10,700	379,208

Production Technology Equipment - 2.1%
Entegris, Inc.*	58,507	551,136

Equity Securities - Cont'd	Shares	Value
Radio & Television Broadcasters - 5.4%
Emmis Communications Corp.*	14,500	$288,695
Gray Television, Inc.	40,700	399,674
Lin TV Corp.*	22,200	247,308
Saga Communications, Inc.*	44,550	484,259
		1,419,936

Restaurants - 2.1%
Rare Hospitality International, Inc.*	10,250	311,498
Steak N Shake Co.*	14,400	244,080
		555,578

Retail - 4.1%
Big 5 Sporting Goods Corp.	11,000	240,790
Coldwater Creek, Inc.*	10,050	306,826
Sportsman's Guide, Inc.*	22,000	524,700
		1,072,316

Savings & Loans - 5.4%
Fidelity Bankshares, Inc.	11,400	372,780
First Republic Bank	15,925	589,384
Webster Financial Corp.	10,000	469,000
		1,431,164

Securities Brokers & Services - 1.8%
Jefferies Group, Inc.	10,700	481,286

Services - Commercial - 2.7%
FTI Consulting, Inc.*	5,700	156,408
G & K Services, Inc.	13,800	541,650
		698,058

Textiles Apparel Manufacturers - 2.5%
Carter's, Inc.*	11,100	653,235

Transportation Miscellaneous - 1.9%
CH Robinson Worldwide, Inc.	13,600	503,608

Truckers - 5.0%
Heartland Express, Inc.	17,000	344,930
Knight Transportation, Inc.	20,138	417,450
Landstar System, Inc.	13,500	563,490
		1,325,870

Total Equity Securities (Cost $21,749,554)		24,539,127

TOTAL INVESTMENTS (Cost $21,749,554) - 93.4%		24,539,127
Other assets and liabilities, net - 6.6%		1,741,583
Net Assets - 100%		$26,280,710

* Non-income producing security.

See notes to financial statements.

Small Company Equity Portfolio
Statement of Assets and Liabilities
December 31, 2005

Assets
Investments in securities, at value (Cost $21,749,554) - See accompanying schedule	$24,539,127
Cash	1,852,774
Dividends and interest receivable	12,993
Other assets	527
Total assets	26,405,421

Liabilities
Payable for securities purchased	23,806
Payable for shares redeemed	47,240
Payable to Ameritas Investment Corp.	25,576
Payable to Calvert Administrative Services Company	9,389
Accrued expenses and other liabilities	18,700
Total liabilities	124,711
Net assets	$26,280,710

Net Assets Consist of:
Paid-in capital applicable to 1,131,563 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$22,213,633
Accumulated net realized gain (loss) on investments	1,277,504
Net unrealized appreciation (depreciation) on investments	2,789,573

Net Assets	$26,280,710

Net Asset Value per Share	$23.23

Small Company Equity Portfolio
Statement of Operations
Year Ended December 31, 2005

Net Investment Income
Investment Income:
Dividend income	$175,189
Total investment income	175,189

Expenses:
Investment advisory fee	298,522
Transfer agent fees and expenses	1,924
Accounting fees	12,894
Directors' fees and expenses	2,710
Administrative fees	50,000
Custodian fees	28,035
Reports to shareholders	10,067
Professional fees	18,786
Miscellaneous	6,580
Total expenses	429,518
Fees paid indirectly	(37,416)
Net expenses	392,102

Net Investment Income (Loss)	(216,913)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	2,629,562
Change in unrealized appreciation (depreciation)	(2,927,949)

Net Realized and Unrealized Gain
(Loss) on Investments	(298,387)

Increase (Decrease) in Net Assets
Resulting From Operations	($515,300)

See notes to financial statements.

Small Company Equity Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($216,913)	($200,132)
Net realized gain (loss) on investments	2,629,562	1,585,858
Change in unrealized appreciation (depreciation)	(2,927,949)	2,119,679

Increase (Decrease) in Net Assets
Resulting From Operations	(515,300)	3,505,405

Distributions to shareholders from:
Net realized gain	(1,637,188)	(1,764,135)

Capital share transactions:
Shares sold	5,132,293	5,425,824
Reinvestment of distributions	1,637,188	1,764,135
Shares redeemed	(5,747,830)	(4,689,427)
Total capital share transactions	1,021,651	2,500,532

Total Increase (Decrease) in Net Assets	(1,130,837)	4,241,802

Net Assets
Beginning of year	27,411,547	23,169,745
End of year	$26,280,710	$27,411,547

Capital Share Activity
Shares sold	211,284	226,284
Reinvestment of distributions	69,936	69,812
Shares redeemed	(236,158)	(199,333)
Total capital share activity	45,062	96,763

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Small Company Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia. Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 1.12% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is 1.50%. Effective January 1, 2006, the Advisor contractually agreed to further limit net annual portfolio operating expenses to 1.33% through December 31, 2006. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Ameritas Acacia, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Ameritas Acacia, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $11,262,729 and $12,389,943, respectively.

The cost of investments owned at December 31, 2005 for federal income tax purposes was $21,752,259. Net unrealized appreciation aggregated $2,786,868, of which $4,346,228 related to appreciated securities and $1,559,360 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	2005	2004
Distributions paid from:
Ordinary income	$9,386	$18,112
Long-term capital gain	1,627,802	1,746,023
Total	$1,637,188	$1,764,135

As of December 31, 2005 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gain	$1,280,209
Unrealized appreciation (depreciation)	2,786,868
Total	$4,067,077

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassification is due to the tax treatment of net operating losses.

Undistributed net investment income	$216,913
Accumulated net realized gain (loss)	(70,831)
Paid in capital	(146,082)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2005. For the year ended December 31, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$229	3.82%	$66,199	July 2005

Tax Information (Unaudited)

Small Company Equity Portfolio designates $1,627,802 as capital gain dividends paid during the calendar year ended December 31, 2005.

For corporate shareholders of Small Company Equity Portfolio, 100% of the ordinary distributions paid during the taxable year ended December 31, 2005 qualify for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Small Company Equity	2005	2004	2003
Net asset value, beginning	$25.23	$23.41	$17.79
Income from investment operations
Net investment income (loss)	(.19)	(.18)	(.15)
Net realized and unrealized gain (loss)	(.27)	3.74	6.55
Total from investment operations	(.46)	3.56	6.40
Distributions from:
Net realized gain	(1.54)	(1.74)	(.78)
Total increase (decrease) in net asset value	(2.00)	1.82	5.62
Net asset value, ending	$23.23	$25.23	$23.41

Total return*	(1.87%)	15.18%	35.91%
Ratios to average net assets: A
Net investment income (loss)	(.81%)	(.84%)	(.79%)
Total expenses	1.61%	1.61%	1.78%
Expenses before offsets	1.61%	1.54%	1.57%
Net expenses	1.47%	1.50%	1.50%
Portfolio turnover	45%	49%	55%
Net assets, ending (in thousands)	$26,281	$27,412	$23,170

	Year Ended	Period Ended
	December 31,	December 31,
Small Company Equity	2002	2001(z)
Net asset value, beginning	$19.46	$15.00
Income from investment operations
Net investment income (loss)	(.14)	(.08)
Net realized and unrealized gain (loss)	(1.29)	4.94
Total from investment operations	(1.43)	4.86
Distributions from:
Net realized gain	(.24)	(.40)
Total increase (decrease) in net asset value	(1.67)	4.46
Net asset value, ending	$17.79	$19.46

Total return*	(7.32%)	32.42%
Ratios to average net assets: A
Net investment income (loss)	(.76%)	(.67%) (a)
Total expenses	1.82%	2.38% (a)
Expenses before offsets	1.64%	1.97% (a)
Net expenses	1.50%	1.50% (a)
Portfolio turnover	46%	75%
Net assets, ending (in thousands)	$16,511	$11,844

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Not annualized for periods less than one year.

(z) From January 2, 2001 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement with respect to the Portfolio on December 8, 2005.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's revenues and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Portfolio to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one- and three-year annualized periods ended June 30, 2005, the Portfolio underperformed its Lipper index and was below the median of its peer group. The Directors noted the size of the Portfolio and the effect of such size on the Portfolio's expenses and consequently, its performance. The Directors took into account management's discussion of its plans to address the Portfolio's performance. Based upon their review, the Directors concluded that appropriate action is being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board of Directors compared the Portfolio's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) and total expenses (net of expense reimbursements) were above the median of its peer group. The Directors also took into account the Advisor's current undertakings to maintain expense limitations for the Portfolio. The Directors also noted that the Advisor pays the subadvisory fees under the Investment Subadvisory Agreement with respect to the Portfolio. The Directors also took into account management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses including the current size of the Portfolio. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolio for which they receive compensation. The Directors reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it receives with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors noted that the Advisor reimburses expenses of the Portfolio and also noted that the Advisor pays the subadvisory fees to the Subadvisor. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board of Directors considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board of Directors also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided performance information for the Subadvisor and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Directors took into account information provided periodically throughout the previous year by the Subadvisor, as well as the Directors' familiarity with the Subadvisor's management through Board of Directors' meetings, discussions and other reports.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered, among other information, the Portfolio's performance during the one- and three-year annualized periods ended June 30, 2005 as compared to the Portfolio's peer group and noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor, and took into account management's discussion of the Portfolio's performance.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Directors' deliberations. For similar reasons, the Directors also did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in their consideration at this time, although the Directors noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 55	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 60	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 59	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 68	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 53	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 48	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
Officers
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA AGE: 43	Vice President	1999	Assistant Vice President, Variable Funds Management, Ameritas Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert

Investments that make a difference®

December 31, 2005
Annual Report
Calvert Variable Series, Inc.
Calvert Social Balanced Portfolio

Calvert
Investments that make a difference

A UNIFI Company

Calvert Variable Series, Inc.

Calvert Social Balanced Portfolio

Dear Investor:

Performance

For the 12-month reporting ended December 31, 2005, Calvert Variable Series Social Balanced Portfolio shares returned 5.65%*. The Russell 1000® Index, a measure of large-cap and mid-cap stocks, returned 6.27%, and the Lehman U.S. Credit Index, a measure of bond-market performance, returned 1.96%. A mix of these indices weighted 60% to stocks and 40% to bonds -- the Portfolio's long-term allocation target -- returned 4.55%. The Portfolio's equity holdings performed roughly in line with the Russell 1000 Index, while the bond portfolio produced returns solidly ahead of the Lehman benchmark.

CVS Calvert Social Balanced Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.05)
One year	5.65%
Five year	2.21%
Ten year	6.67%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

The Portfolio changed subadvisors in the equity portion of the Portfolio effective June 2004. Earlier subadvisor changes occurred in March 2002.

Asset Allocation	% of Total
(at 6.30.05)	Investments

Stocks	63%
Bonds	34%
Cash & Cash Equivalents	3%

(as a % of net assets, stocks were 62.6%)	100%

Investment Climate

Both stocks and bonds provided positive returns in 2005 as the Russell 1000 Index rose 6.27% and the Lehman U.S. Credit Index rose 1.96%. For the year, bonds suffered a modest loss of principal, which was more than offset by interest income. Returns for energy stocks boosted those for the stock market overall, as the two prime energy sectors -- Integrated Oils and Other Energy -- provided 35% of the Russell 1000 Index's return for the period. However, these two sectors account for only about 8% of Index holdings.

Despite sharply higher energy prices and a damaging hurricane season, the economy moved forward at a 3.5% year-over-year pace, as measured by GDP (gross domestic product), for the reporting period. Payroll growth faltered after Hurricane Katrina but still averaged 167,000 new jobs monthly, while the unemployment rate fell from 5.4% to 4.9%. Inflation, as reflected in the headline CPI (consumer price index), was up 3.4%. However, the core CPI, which excludes volatile food and energy prices, was steady at 2.2%. Rising inflation led the Federal Reserve's Open Market Committee (FOMC) to consistently address the topic of inflation in its regular monetary policy statements

Equity market

For the year, sector performance was led by Integrated Oils (returning 60.7%) and Other Energy (at 18.15%) in the Russell 1000 Index, as rising prices for crude oil, natural gas, and other energy resources pushed energy-related stocks higher. Energy prices peaked in early September, as Hurricane Katrina damaged oil and gas wells in the Gulf of Mexico, depressing the supply of these resources. Crude-oil prices declined over the balance of the year, but they were still high historically at year end. Most other sectors in the Russell 1000 Index managed to produce slightly positive returns for the year. These energy-related sectors accounted for about one-third of the Russell 1000's total return for the period even through they make up only about one-twelfth of the index. One might assume that considering the strong contribution that energy stocks made and the overall modest performance of the Index as a whole that there must have been some big losses elsewhere. However, performance in most of the other sectors was positive, albeit only slightly so, and losses were limited to just 3 sectors--with none of those at worse than -4%.

Among 12 sectors in the Index, only Consumer Discretionary, Autos and Transportation, and Other experienced declines during the year. Consumer Discretionary stocks were hit as energy prices rose and investors became concerned that consumers would shift their budget priorities to cover rising gasoline and home-energy prices. Autos and Transportation declined as financial problems at General Motors and Ford grew. Finally, the Other sector, which includes companies with significant operations across several sectors, declined with the modest losses suffered by General Electric. While GE was down only 1.4% for the year, the firm accounts for the lion's share of the sector.

Bond market

Over the reporting period, the FOMC increased the target Fed funds rate at each of its eight scheduled meetings. By the end of the period, the rate stood at 4.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was the fact that the increase in long-term interest rates over the reporting period was so small despite these rate hikes. In February, outgoing Fed Chairman Greenspan described this atypical behavior as a "conundrum."2 The 10-year Treasury yield moved slightly higher, to 4.39%, and the 30-year fixed-rate mortgage rate rose from 5.81% to 6.22%.

Portfolio Strategy

Equity portfolio

Using Calvert's Double DiligenceTM process, the equity portfolio seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

The Portfolio's stock holdings performed roughly in line with the Russell 1000 Index during 2005. With Integrated Oils the market's best performers, the Portfolio was at a bit of a disadvantage relative to the benchmark. (All U.S. domestic integrated oil companies and many other energy companies do not meet the Portfolio's standards for environmental impact and other business practices.) However, through astute stock selection in and an overweight to the Other Energy sector, Portfolio managers were more than able to compensate, producing a positive contribution from energy holdings.

Stock-selection effects were notably negative in two sectors: Technology and Producer Durables. In Technology, large-cap stocks Dell, IBM, and Cisco Systems, Inc. in particular underperformed. In Producer Durables, the Portfolio was hurt by the underperformance of several companies, including Illinois Toolworks, Inc., Lexmark, and Parker Hannifin. Each of these firms reported earnings that disappointed investors or warned of lower-than-expected earnings during 2005.

Bond portfolio

Our strategy for the fixed income portion of the Portfolio reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The bond portfolio's duration was kept relatively short, given our outlook for continued FOMC rate hikes. Also in anticipation of higher short-term rates, the portfolio had a significant allocation (40% to 50% during the reporting period) to floating-rate notes, whose rates adjust quarterly with changes in short-term rates.

During the year, the Portfolio maintained high average credit quality (AA-). Managers opted for this strategy in anticipation of the yield spread between corporate bonds and Treasuries widening to appropriately compensate investors for risk. Year-over-year, yield spreads did widen, and higher-quality bonds outperformed lower-rated securities. Bonds rated AA, for example, outpaced BBB issues (2.37% versus 1.37%) for the full year.

Outlook

As we enter 2006, both valuation and fundamentals provide cause for optimism for the equity markets, particularly with respect to the prospects for growth stocks and high-quality stocks. Currently, the equity market appears favorable from a valuation standpoint and appears to be anticipating that the FOMC may be closer to the end of its tightening action. The FOMC's rate hikes have restored the target Fed funds rate to a more neutral level, neither overly accommodative nor restrictive. We believe the Fed funds target rate will eventually reach between 4.5% and 4.75% in 2006. Ben Bernanke takes over as Fed Chairman on February 1, 2006, and we look for a smooth transition from the Greenspan era.

We expect another year of reasonable economic growth in the U.S. Risks to that expansion, however, would include a meaningful slowdown in the housing sector that could dampen consumer consumption, or a pick-up in core inflation that could raise long-term interest rates, which are currently very low.

Overall, while recognizing potential risks of high energy prices and higher interest rates, we are cautiously optimistic about the prospects for the stock and bond markets--and the CVS Balanced Portfolio--in 2006.

Sincerely,

Steve Falci
Chief Investment Officer, Equities
Calvert Asset Management Company
January 2006

As of December 31, 2005, the following companies represented the following percentages of Portfolio net assets: Dell 0.97%, IBM 1.32%, Cisco Systems 0.73%, Illinois Toolworks 0.72%, Lexmark 0.00%, and Parker Hannifin 0.16%. All holdings are subject to change without notice.

1. The three-month T-Bill yield rose from 2.22% to 4.08%.

2. Testimony before Congress on February 16, 2005.

Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Balanced Portfolio. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05 - 12/31/05

Actual	$1,000.00	$1,040.40	$4.72
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.58	$4.67

* Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social Balanced Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Balanced Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors whose have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 17, 2006

Balanced Portfolio
Statement of Net Assets
December 31, 2005

Equity Securities - 62.6%	Shares	Value
Advertising Agencies - 0.4%
Omnicom Group, Inc.*	21,500	$1,830,295

Air Transportation - 0.4%
AAR Corp.*	9,000	215,550
Continental Airlines, Inc. Class B*	22,100	470,730
FedEx Corp.	9,700	1,002,883
Southwest Airlines Co.	15,900	261,237
		1,950,400

Auto Parts - Original Equipment - 0.0%
Autoliv, Inc.	5,000	227,100

Auto Trucks & Parts - 0.0%
Modine Manufacturing Co.	6,500	211,835

Banks - New York City - 1.3%
BAC Capital Trust VIII, Preferred	34,000	820,250
JPMorgan Chase & Co.	140,620	5,581,208
		6,401,458

Banks - Outside New York City - 4.0%
Bank of America Corp.	138,476	6,390,667
First Republic Preferred Capital Corp., Preferred (e)	500	550,000
KeyCorp Ltd.	16,600	546,638
M&T Bank Corp.	21,600	2,355,480
US Bancorp	92,100	2,752,869
Wachovia Corp.	83,100	4,392,666
Wells Fargo & Co.	40,200	2,525,766
		19,514,086

Biotechnology - Research & Production - 0.7%
Amgen, Inc.*	40,500	3,193,830
Invitrogen Corp.*	3,100	206,584
		3,400,414

Building Materials - 0.2%
Masco Corp.	28,100	848,339

Chemicals - 0.7%
Lubrizol Corp.	1,100	47,773
Praxair, Inc.	48,900	2,589,744
Sigma-Aldrich Corp.	15,200	962,008
		3,599,525

Communications & Media - 1.0%
Time Warner, Inc.	268,700	4,686,128

Communications Technology - 1.2%
Cisco Systems, Inc.*	206,800	3,540,416
Motorola, Inc.	90,900	2,053,431
		5,593,847

Computer - Services, Software & Systems - 2.5%
Adobe Systems, Inc.	78,400	2,897,664
BMC Software, Inc.*	24,500	502,005
Compuware Corp.*	48,000	430,560
Microsoft Corp.	266,400	6,966,360
Red Hat, Inc.*	15,600	424,944

Equity Securities - Cont'd	Shares	Value
Computer - Services, Software & Systems - Cont'd
Symantec Corp.*	28,889	$505,557
Trizetto Group, Inc.*	7,000	118,930
		11,846,020

Computer Technology - 2.9%
Apple Computer, Inc.*	21,100	1,516,879
Dell, Inc.*	156,600	4,696,434
EMC Corp.*	37,900	516,198
Hewlett-Packard Co.	34,600	990,598
Intergraph Corp.*	1,900	94,639
International Business Machines Corp.	77,500	6,370,500
		14,185,248

Consumer Electronics - 0.6%
Harman International Industries, Inc.	1,100	107,635
Yahoo!, Inc.*	72,700	2,848,386
		2,956,021

Consumer Products - 0.9%
Alberto-Culver Co.	25,400	1,162,050
American Greetings Corp.	3,700	81,289
Kimberly-Clark Corp.	45,700	2,726,005
Toro Co.	6,800	297,636
		4,266,980

Containers & Packaging - Paper & Plastic - 0.0%
Sealed Air Corp.*	300	16,851

Cosmetics - 0.2%
Estee Lauder Co.'s, Inc.	34,400	1,151,712

Diversified Financial Services - 3.0%
American Express Co.	45,400	2,336,284
CIT Group, Inc.	8,900	460,842
Goldman Sachs Group, Inc.	46,800	5,976,828
MFH Financial Trust I, Preferred (e)	20,000	1,980,000
Richmond County Capital Corp., Preferred (e)	15.00	1,507,031
Roslyn Real Estate Asset Corp., Preferred	2	200,000
WoodBourne Pass-Through Trust, Preferred (e)	20	1,998,125
		14,459,110

Diversified Materials & Processing - 0.0%
Armor Holdings, Inc.*	1,800	76,770

Diversified Production - 0.5%
Danaher Corp.	37,800	2,108,484
Dover Corp.	2,800	113,372
		2,221,856

Drug & Grocery Store Chains - 0.5%
Supervalu, Inc.	13,200	428,736
Walgreen Co.	45,600	2,018,256
		2,446,992

Drugs & Pharmaceuticals - 3.6%
AmerisourceBergen Corp.	63,200	2,616,480
Cardinal Health, Inc.	23,500	1,615,625
Johnson & Johnson	118,200	7,103,820
Pfizer, Inc.	252,100	5,878,972
		17,214,897

Electrical - Household Appliances - 0.0%
Maytag Corp.	4,700	88,454

Equity Securities - Cont'd	Shares	Value
Electrical Equipment & Components - 0.1%
Cooper Industries Ltd.	1,200	$87,600
Molex, Inc.	24,800	643,560
		731,160

Electronics - Medical Systems - 0.8%
Medtronic, Inc.	67,900	3,909,003

Electronics - Semiconductors / Components - 3.0%
Analog Devices, Inc.	36,000	1,291,320
Intel Corp.	232,500	5,803,200
Jabil Circuit, Inc.*	30,500	1,131,245
National Semiconductor Corp.	88,300	2,294,034
Texas Instruments, Inc.	125,700	4,031,199
		14,550,998

Energy Miscellaneous - 0.3%
Veritas DGC, Inc.*	40,500	1,437,345

Finance - Small Loan - 0.5%
SLM Corp.	43,500	2,396,415

Financial Data Processing Services - 1.3%
Automatic Data Processing, Inc.	73,400	3,368,326
CompuCredit Corp.*	19,500	750,360
First Data Corp.	50,100	2,154,801
		6,273,487

Financial Miscellaneous - 1.2%
Fannie Mae	32,500	1,586,325
Freddie Mac	20,900	1,365,815
MBNA Corp.	109,650	2,976,997
		5,929,137

Foods - 2.0%
General Mills, Inc.	64,000	3,156,480
Hershey Co.	25,400	1,403,350
Kellogg Co.	86,100	3,721,242
William Wrigley Jr. Co.	21,000	1,396,290
		9,677,362

Forest Products - 0.2%
Weyerhaeuser Co.	16,100	1,068,074

Healthcare Facilities - 0.4%
Laboratory Corp. of America Holdings, Inc.*	35,900	1,933,215

Healthcare Management Services - 0.4%
Caremark Rx, Inc.*	21,000	1,087,590
IMS Health, Inc.	27,900	695,268
		1,782,858

Healthcare Services - 0.9%
Express Scripts, Inc.*	25,100	2,103,380
McKesson Corp.	47,400	2,445,366
		4,548,746

Equity Securities - Cont'd	Shares	Value
Home Building - 1.0%
NVR, Inc.*	1,900	$1,333,800
Pulte Homes, Inc.	87,700	3,451,872
		4,785,672

Household Equipment & Products - 0.5%
Black & Decker Corp.	29,600	2,574,016

Identification Control & Filter Devices - 0.2%
Parker Hannifin Corp.	11,500	758,540

Insurance - Life - 1.2%
Conseco, Inc., Preferred	67,000	1,895,430
Phoenix Co.'s, Inc.	13,400	182,776
Principal Financial Group	49,000	2,324,070
Prudential Financial, Inc.	18,600	1,361,334
		5,763,610

Insurance - Multi-Line - 1.3%
Cigna Corp.	29,900	3,339,830
Hartford Financial Services Group, Inc.	13,300	1,142,337
Lincoln National Corp.	11,200	593,936
Safeco Corp.	3,100	175,150
St. Paul Travelers Co.'s, Inc.	2,400	107,208
UnumProvident Corp.	31,300	712,075
		6,070,536

Insurance - Property & Casualty - 0.7%
21st Century Insurance Group	13,100	211,958
Chubb Corp.	19,500	1,904,175
Commerce Group, Inc.	20,200	1,157,056
State Auto Financial Corp.	1,500	54,690
		3,327,879

Machinery - Construction & Handling - 0.4%
Terex Corp.*	34,600	2,055,240

Machinery - Engines - 0.2%
Cummins, Inc.	9,200	825,516

Machinery - Industrial / Specialty - 0.7%
Illinois Tool Works, Inc.	39,700	3,493,203

Machinery - Oil Well Equipment & Services - 0.7%
Cooper Cameron Corp.*	46,200	1,912,680
Smith International, Inc.	34,000	1,261,740
		3,174,420

Medical & Dental - Instruments & Supplies - 0.9%
Becton Dickinson & Co.	50,900	3,058,072
St. Jude Medical, Inc.*	3,400	170,680
Stryker Corp.	26,400	1,172,952
		4,401,704

Medical Services - 0.6%
Coventry Health Care, Inc.*	54,275	3,091,504

Multi-Sector Companies - 1.1%
3M Co.	67,900	5,262,250

Equity Securities - Cont'd	Shares	Value
Office Furniture & Business Equipment - 0.2%
Xerox Corp.*	79,600	$1,166,140

Oil - Crude Producers - 3.2%
Chesapeake Energy Corp.	24,600	780,558
EOG Resources, Inc.	92,300	6,772,051
Pioneer Natural Resources Co.	35,000	1,794,450
Southwestern Energy Co.*	18,400	661,296
XTO Energy, Inc.	126,500	5,558,410
		15,566,765

Paints & Coatings - 0.0%
H.B. Fuller Co.	1,400	44,898

Production Technology Equipment - 0.1%
Lam Research Corp.*	7,900	281,872

Publishing - Miscellaneous - 0.7%
McGraw-Hill Co.'s, Inc.	63,300	3,268,179

Real Estate Investment Trust - 0.2%
Equity Office Properties Trust	10,300	312,399
FelCor Lodging Trust, Inc.	22,200	382,062
MeriStar Hospitality Corp. *	5,300	49,820
		744,281

Restaurants - 0.4%
CKE Restaurants, Inc.	32,300	436,373
Darden Restaurants, Inc.	39,700	1,543,536
		1,979,909

Retail - 3.8%
Barnes & Noble, Inc.	31,600	1,348,372
Bed Bath & Beyond, Inc.*	47,200	1,706,280
Best Buy Co., Inc.	22,400	973,952
Chico's FAS, Inc.*	4,800	210,864
Costco Wholesale Corp.	22,100	1,093,287
Gap, Inc.	85,100	1,501,164
Home Depot, Inc.	92,200	3,732,256
Lowe's Co.'s, Inc.	31,500	2,099,790
Nordstrom, Inc.	44,200	1,653,080
Saks, Inc.*	3,900	65,754
Staples, Inc.	70,050	1,590,836
Target Corp.	42,600	2,341,722
		18,317,357

Savings & Loans - 0.9%
Downey Financial Corp.	4,600	314,594
Golden West Financial Corp.	22,500	1,485,000
Washington Mutual, Inc.	57,397	2,496,770
		4,296,364

Securities Brokers & Services - 1.0%
Charles Schwab Corp.	8,300	121,761
Franklin Resources, Inc.	33,100	3,111,731
Nuveen Investments, Inc.	37,900	1,615,298
		4,848,790

Services - Commercial - 0.2%
eBay, Inc.*	9,200	397,900
Spherion Corp.*	40,500	405,405
		803,305

Equity Securities - Cont'd	Shares	Value
Soaps & Household Chemicals - 1.6%
Colgate-Palmolive Co.	6,800	$372,980
Procter & Gamble Co.	130,415	7,548,420
		7,921,400

Telecommunications Equipment - 0.2%
American Tower Corp.*	30,800	834,680

Transportation Miscellaneous - 0.1%
United Parcel Service, Inc., Class B	8,000	601,200

Utilities - Cable, Television, & Radio - 0.0%
Cablevision Systems Corp.*	4,300	100,921

Utilities - Electrical - 0.7%
Cleco Corp.	62,800	1,309,380
Duquesne Light Holdings, Inc.	1,500	24,480
Hawaiian Electric Industries, Inc.	7,800	202,020
IDACORP, Inc.	18,600	544,980
NiSource, Inc.	14,500	302,470
OGE Energy Corp.	33,400	894,786
		3,278,116

Utilities - Gas Distribution - 1.9%
Energen Corp.	24,000	871,680
Kinder Morgan, Inc.	36,000	3,310,200
Oneok, Inc.	81,600	2,173,008
Questar Corp.	35,200	2,664,640
		9,019,528

Utilities - Telecommunications - 2.1%
AT&T, Inc.	196,000	4,800,040
Bellsouth Corp.	180,500	4,891,550
Centennial Communications Corp.*	14,000	217,280
Manitoba Telecom Services, Inc.	7,421	257,137
		10,166,007

Wholesalers - 0.1%
United Stationers, Inc.*	5,300	257,050

Total Equity Securities (Cost $260,583,732)		302,512,990

	Principal
Corporate Bonds - 21.7%	Amount	Value
ACLC Business Loan Receivables Trust, 5.019%, 10/15/21 (e)(r)	$575,716.68	551,406
Agfirst Farm Credit Bank, 7.30%, 10/14/49 (e)	1,750,000	1,823,062
Alliance Mortgage Investments, 11.73%, 6/1/10 (r)	393,333	393,333
AMB Property LP, 6.90%, 1/30/06	1,000,000	1,001,230
APL Ltd., 8.00%, 1/15/24	440,000	444,950
Archstone-Smith Operating Trust, 5.25%, 12/1/10	1,000,000	998,650
Army Hawaii Family Housing Trust Certificates, 5.624%, 6/15/50 (e)	950,000	977,037
Aurora Military Housing LLC, 5.35%, 12/15/25	2,000,000	2,022,980
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	2,700,000	1,626,750
Atmos Energy Corp., 4.525%, 10/15/07 (r)	2,000,000	1,999,540
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	500,000	571,505
Banco Santander Chile, 4.81%, 12/9/09 (e)(r)	1,500,000	1,499,760
Bank One Issuance Trust, 4.419%, 10/15/08 (r)	2,000,000	2,000,149
BF Saul, 7.50%, 3/1/14	500,000	510,000
Brascan Corp., 7.125%, 6/15/12	1,660,000	1,824,971
Chase Funding Mortgage Loan, 4.045%, 5/25/33	2,500,000	2,467,850

	Principal
Corporate Bonds - Cont'd	Amount	Value
CIT Group, Inc., 4.398%, 8/18/06 (r)	$4,000,000	$3,999,000
CNL Funding, Inc., 7.721%, 8/25/09 (e)	809,166.89	823,294
Colonial Realty LP, 8.05%, 7/15/06	500,000	507,785
Comcast Corp., 6.50%, 11/15/35	1,150,000	1,174,610
Convergys Corp., 4.875%, 12/15/09	1,500,000	1,445,902
Credit Suisse First Boston USA Inc., 4.59%, 12/9/08 (r)	2,000,000	1,998,580
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	3,500,000	3,405,045
Deluxe Corp., 5.125%, 10/1/14	500,000	420,000
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	400,000	451,704
Duke Realty LP, 4.761%, 12/22/06 (r)	2,000,000	1,999,820
E*Trade Financial Corp.:
8.00%, 6/15/11	550,000	570,625
7.875%, 12/1/15	250,000	258,125
Enterprise Mortgage Acceptance Co. LLC:
Interest Only, 1.249%, 1/15/25 (e)(r)	4,399,547	171,362
6.90%, 10/15/25 (e)	1,224,498.76	483,677
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	1,002,890
First Republic Bank, 7.75%, 9/15/12	500,000	548,370
Global Signal First Tennessee Bank, 5.316%, 12/8/08	2,500,000	2,500,425
Trust I, 3.711%, 1/15/34 (e)	936,761	901,477
Trust II, 4.232%, 12/15/14 (e)	1,000,000	966,547
Goldman Sachs Group, Inc., 6.345%, 2/15/34	1,000,000	1,050,533
HBOS plc, 6.413%, 9/29/49 (e)(r)	700,000	702,184
Health Care REIT, Inc., 6.20%, 6/1/16	500,000	500,610
Hudson United Bancorp, 8.20%, 9/15/06	1,000,000	1,017,370
Impac CMB Trust:
4.649%, 5/25/35 (r)	3,173,940.25	3,177,590
4.699%, 8/25/35 (r)	848,062	848,139
Independence Community Bank Corp., 3.75%, 4/1/14	2,500,000	2,373,225
Interpool Capital Trust, 9.875%, 2/15/27	3,250,000	3,185,000
iStar Financial, Inc., 5.039%, 3/16/09 (r)	1,000,000	999,880
JPMorgan Chase & Co. VRDN, 4.56%, 10/28/08 (r)	2,000,000	1,998,432
Kimco Realty Corp., 4.45%, 8/1/06 (r)	1,500,000	1,501,340
Kinder Morgan Finance Co., 5.35%, 1/5/11 (e)	1,000,000	1,001,190
Leucadia National Corp., 7.00%, 8/15/13	1,200,000	1,188,000
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,154,000	40,388
8.30%, 12/1/37 (e)(m)*	3,200,000	60,000
Masco Corp., 4.71%, 3/9/07 (e)(r)	2,000,000	2,005,050
Meridian Funding Co. LLC:
4.709%, 10/15/14 (e)(r)	5,000,000	5,001,360
Mid-Atlantic Family Military Communities LLC:
5.24%, 8/1/50 (e)	1,000,000	993,750
5.30%, 8/1/50 (e)	600,000	597,252
Nationwide Health Properties, Inc.:
6.00%, 5/20/15	900,000	888,336
6.90%, 10/1/37	1,000,000	1,064,280
New York State Community Statutory Trust II, 8.29%, 12/28/31 (e)(r)	500,000	510,365
Odyssey Re Holdings Corp., 6.875%, 5/1/15	1,000,000	989,860
Orkney Re II plc, Series B, 7.54%, 12/21/35 (e)(r)	1,000,000	1,000,000
Pacific Pilot Funding Ltd., 4.924%, 10/20/16 (e)(r)	994,086	990,823
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	518,560
Pioneer Natural Resources Co., 5.875%, 7/15/16	1,000,000	995,480
Preferred Term Securities IX Ltd., 4.711%, 4/3/33 (e)(r)	1,000,000	1,009,810
Premium Asset Trust, 4.365%, 10/8/09 (e)(r)	4,000,000	4,001,052
PRICOA Global Funding I, 4.52%, 3/2/07 (e)(r)	1,000,000	1,001,227
Prudential Financial, Inc., 4.63%, 6/13/08 (r)	1,500,000	1,499,805
RBS Capital Trust I, 5.327%, 9/29/49 (r)	1,000,000	1,011,810
Reed Elsevier Capital, Inc., 4.821%, 6/15/10 (r)	1,500,000	1,499,835
Small Business Administration:
5.038%, 3/10/15	995,117	993,551
4.94%, 8/10/15	1,500,000	1,487,904

	Principal
Corporate Bonds - Cont'd	Amount	Value
Sociedad Concesionaria Autopista Central SA, 6.223%, 12/15/26 (e)	$1,500,000	$1,616,535
Sovereign Bancorp, Inc., 4.69%, 3/1/09 (e)(r)	1,000,000	999,190
Sovereign Bank, 4.00%, 2/1/08	2,000,000	1,960,730
SPARCS Trust 99-1, Step Coupon, 0.00% to 4/15/19, 7.697% thereafter to
10/15/97 (e)(r)	1,000,000	340,865
Spieker Properties LP, 6.75%, 1/15/08	1,500,000	1,546,575
Toll Road Investors Partnership II LP Zero Coupon:
2/15/06 (e)	1,550,000	1,541,587
2/15/45 (e)	13,300,000	1,608,901
Transatlantic Holdings, Inc., 5.75%, 12/14/15	1,000,000	1,011,800
Westfield Capital Corp Ltd., 4.56%, 11/2/07 (e)(r)	2,000,000	2,004,810

Total Corporate Bonds (Cost $108,713,088)		104,677,395

Municipal Obligations - 0.1%
Maryland State Economic Development Corp. Revenue Bonds, 8.625%, 10/1/19 (f)	750,000	322,988

Total Municipal Obligations (Cost $750,000)		322,988

Taxable Municipal Obligations - 8.4%
Adams-Friendship Area Wisconsin School District GO Bonds, 5.37%, 3/1/16	185,000	187,446
Alameda California Corridor Transportation Authority Revenue Bonds, Zero Coupon, 10/1/06	1,500,000	1,446,030
Arlington Texas SO Revenue Bonds, 4.73%, 8/15/14	1,050,000	1,032,727
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	500,000	504,645
Bethlehem Pennsylvania GO Bonds, 4.70%, 11/1/12	190,000	187,781
Boynton Beach Florida Community Redevelopment Agency Tax Allocation Revenue
Bonds, 5.65%, 10/1/26	750,000	756,082
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	500,000	499,705
California Statewide Communities Development Authority Revenue Bonds:
Zero Coupon, 6/1/11	1,470,000	1,130,783
5.01%, 8/1/15	1,000,000	1,002,220
Crawford Ohio GO Bonds, 5.25%, 12/1/25	1,305,000	1,270,365
Detroit Michigan GO Bonds, 5.15%, 4/1/25	3,000,000	2,903,670
Gainesville Florida Utility System Revenue Bonds, 5.31%, 10/1/21	1,000,000	1,013,150
Grant County Washington Public Utility District No. 2 Revenue Bonds, 5.17%, 1/1/15	500,000	505,020
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	305,000	318,447
Howell Township New Jersey School District GO Bonds, 5.05%, 7/15/16	1,430,000	1,435,334
Illinois State Housing Development Authority Revenue Bonds, 5.60%, 12/1/15	1,430,000	1,465,264
Indiana State Bond Bank Revenue Bonds:
5.27%, 1/15/18	525,000	529,294
5.38%, 7/15/18	950,000	966,938
5.45%, 7/15/23	750,000	747,465
Indianapolis Indiana Local Public Improvement Bond Bank Revenue Bonds, 4.94%, 1/15/17	1,595,000	1,585,574
Miami Beach Florida Tax Allocation Bonds, 5.01%, 12/1/17	1,300,000	1,277,068
Montgomery Alabama GO Bonds, 4.87%, 4/1/16	765,000	760,066
New York State Sales Tax Asset Receivables Corp. Revenue Bonds, 4.06%, 10/15/10	1,500,000	1,450,410
Oceanside California Pension Obligation Revenue Bonds, 5.04%, 8/15/17	730,000	722,371
Oregon School Boards Association GO Bonds, Zero Coupon, 6/30/06	2,000,000	1,952,500
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/19	1,000,000	505,240
Philadelphia Pennsylvania School District GO Bonds, 5.09%, 7/1/20	250,000	244,980
Pomona California Pension Refunding Revenue Bonds, 5.732%, 7/1/25	1,250,000	1,260,987
Providence Rhode Island GO Bonds, 5.06%, 7/15/15	640,000	641,306
Sacramento City California Financing Authority Tax Allocation Revenue Bonds:
5.015%, 12/1/10	890,000	894,779
5.54%, 12/1/20	2,500,000	2,528,400
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	1,000,000	968,040
Schenectady New York Metroplex Development Authority Revenue Bonds, 5.30%, 8/1/28	1,000,000	957,690
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds, 2.75%, 12/1/06	1,555,000	1,527,508

	Principal
Taxable Municipal Obligations - 8.4%	Amount	Value
Tennessee State School Bond Authority Revenue Bonds, 4.88%, 5/1/20	$600,000	$581,310
Texas Municipal Gas Corp., 2.60%, 7/1/07	410,000	399,812
University of Central Florida COPs, 5.375%, 10/1/35	1,500,000	1,443,900
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	1,500,000	1,475,430
West Contra Costa California Unified School District Revenue Bonds, 4.86%, 1/1/14	525,000	516,464
Wilkes-Barre Pennsylvania GO Bonds, 5.23%, 11/15/18	1,000,000	993,460

Total Taxable Municipal Obligations (Cost $40,749,826)		40,589,661

U.S. Treasury - 2.9%
United States Treasury Notes:
3.625%, 6/30/07	1,000,000	988,590
4.25%, 10/31/07	6,000,000	5,983,140
3.625%, 6/15/10	2,050,000	1,989,792
4.50%, 11/15/10	3,000,000	3,016,410
4.50%, 11/15/15	1,800,000	1,815,192

Total U.S. Treasury (Cost $13,833,289)		13,793,124

U.S. Government Agencies and Instrumentalities - 4.3%
Federal Home Loan Bank:
Discount Notes, 1/3/06	10,000,000	9,998,111
4.60%, 10/26/07	3,000,000	2,995,260
5.065%, 10/20/15	5,863,337	5,862,750
Freddie Mac, 5.625%, 11/23/35	2,000,000	2,006,840

Total U.S. Government Agencies and Instrumentalities (Cost $20,784,726)		20,862,961

Total Investments (Cost $445,414,661) - 100.0%		482,759,119
Other assets and liabilities, net - 0.0%		196,960
Net Assets - 100%		$482,956,079

Net Assets Consist Of:
Par value and paid-in capital applicable to 248,517,185 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$453,029,414
Undistributed net investment income		546,958
Accumulated net realized gain (loss) on investments		(7,871,976)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies		37,251,683

Net Assets		$482,956,079

Net Asset Value per Share		$1.943

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
U.S. Treasury Bonds	35	3/06	$3,996,563	($73,995)
10 Year U.S. Treasury Notes	57	3/06	6,236,156	(14,895)
5 Year U.S. Treasury Notes	9	3/06	957,094	(3,841)
				($92,731)

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Interest payments have been deferred until July 1, 2006. At December 31, 2005 accumulated deferred interest totaled $171,976 and includes interest accrued since and due on October 1, 2003.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

Abbreviations:
COPS: Certificates of Participation	LP: Limited Partnership
GO: General Obligation	SO: Special Obligation
IDA: Industrial Development Authority	VRDN: Variable Rate Demand Note
LLC: Limited Liability Corporation

See notes to financial statements.

Balanced Portfolio
Statement of Operations
Year Ended December 31, 2005

Net Investment Income
Investment Income:
Interest income	$7,969,609
Dividend income (net of foreign taxes withheld of $2,418)	4,725,290
Total investment income	12,694,899

Expenses:
Investment advisory fee	2,005,329
Transfer agency fees and expenses	680,537
Directors' fees and expenses	49,387
Administrative fees	1,297,566
Accounting fees	67,779
Custodian fees	88,377
Reports to shareholders	77,493
Professional fees	47,877
Miscellaneous	28,530
Total expenses	4,342,875
Fees paid indirectly	(25,019)
Net expenses	4,317,856

Net Investment Income	8,377,043

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	27,081,539
Foreign currency transactions	(7)
Futures	7,239
27,088,771

Change in unrealized appreciation (depreciation) on:
Investments	(9,167,540)
Futures	(92,731)
Assets and liabilities denominated in foreign currencies	(115)
(9,260,386)

Net Realized and Unrealized Gain (Loss)	17,828,385

Increase (Decrease) in Net Assets
Resulting From Operations	$26,205,428

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$8,377,043	$7,220,260
Net realized gain (loss)	27,088,771	14,570,890
Change in unrealized appreciation or (depreciation)	(9,260,386)	13,369,853

Increase (Decrease) in Net Assets
Resulting From Operations	26,205,428	35,161,003

Distributions to shareholders from:
Net investment income	(8,519,333)	(7,647,615)

Capital share transactions:
Shares sold	49,153,977	66,066,328
Reinvestment of distributions	8,520,228	7,647,615
Shares redeemed	(60,175,700)	(38,353,539)
Total capital share transactions	(2,501,495)	35,360,404

Total Increase (Decrease) in Net Assets	15,184,600	62,873,792

Net Assets
Beginning of year	467,771,479	404,897,687
End of year (including undistributed net investment income of $546,958 and $701,987, respectively)	$482,956,079	$467,771,479

Capital Share Activity
Shares sold	25,862,895	36,764,280
Reinvestment of distributions	4,371,590	4,085,370
Shares redeemed	(31,641,096)	(21,254,106)
Total capital share activity	(1,406,611)	19,595,544

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Balanced Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date, and interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .425% on the first $500 million, .375% on the next $500 million and .325% on the excess of $1 billion. Under the terms of the agreement $175,153 was payable at year end. In addition, $78,415 was payable at year end for operating expenses paid by the Advisor during December 2005.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement $113,334 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $123,422 for the year ended December 31, 2005. Under the terms of the agreement $10,828 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $380,635,621 and $386,059,949, respectively. U.S. Government security purchases and sales were $406,223,830 and $397,920,643, respectively.

The cost of investments owned at December 31, 2005 for federal income tax purposes was $449,864,663. Net unrealized appreciation aggregated $32,894,456, of which $48,084,743 related to appreciated securities and $15,190,287 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $2,487,712 and $1,026,993 at December 31, 2005 may be utilized to offset future capital gains until expiration in December 2010 and December 2011, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2005, and December 31, 2004 were as follows:

Distributions paid from:	2005	2004
Ordinary income	$8,519,333	$7,647,615
Total	$8,519,333	$7,647,615

As of December 31, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$546,958
Capital loss carryforward	(3,514,705)
Unrealized appreciation (depreciation)	32,894,456
Total	$29,926,709

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the tax treatment of real estate investment trusts, mortgage-backed securities, foreign currency transactions, and tax-exempt securities.

Undistributed net investment income	($12,739)
Accumulated net realized gain (loss)	(29,876)
Paid in capital	42,615

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the treatment of real estate investment trusts and open futures for federal tax purposes.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2005, purchase and sales transactions were $0 and $1,111,770, respectively. Net realized gains on sales of these securities were $15,197.

Note D -- Other

The Balanced Portfolio filed a complaint in the United States District Court on December 19, 2002, against a former Subadvisor seeking damages in connection with a security purchase. On December 16, 2003, the Court awarded Summary Judgment in the Plaintiff's favor, and ordered the Defendant named in the complaint to pay the Plaintiff, the Balanced Portfolio, compensatory damages in the amount of $1.3 million plus interest. Upon the Defendant's exhaustion of available appeals and after obtaining reasonable assurance regarding the certainty of collection of principal, the Portfolio recorded the $1.3 million judgment on April 29, 2005. Subsequently, the principal and partial interest was collected by the Portfolio.

TAX INFORMATION (UNAUDITED)

For corporate shareholders, a total of 52.37% of the ordinary distributions paid during the taxable year ended December 31, 2005 qualify for the corporate dividends received deduction.

Balanced Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2005	2004	2003
Net asset value, beginning	$1.872	$1.758	$1.500
Income from investment operations
Net investment income	.034	.029	.026
Net realized and unrealized gain (loss)	.072	.116	.264
Total from investment operations	.106	.145	.290
Distributions from
Net investment income	(.035)	(.031)	(.032)
Total distributions	(.035)	(.031)	(.032)
Total increase (decrease) in net asset value	.071	.114	.258
Net asset value, ending	$1.943	$1.872	$1.758

Total return*	5.65%	8.26%	19.32%
Ratios to average net assets: A
Net investment income	1.78%	1.67%	1.76%
Total expenses	.92%	.91%	.93%
Expenses before offsets	.92%	.91%	.93%
Net expenses	.92%	.91%	.93%
Portfolio turnover	172%	186%	374%
Net assets, ending (in thousands)	$482,956	$467,771	$404,898

	Years Ended
	December 31,	December 31,
	2002	2001
Net asset value, beginning	$1.759	$2.003
Income from investment operations
Net investment income	.042	.053
Net realized and unrealized gain (loss)	(.256)	(.192)
Total from investment operations	(.214)	(.139)
Distributions from
Net investment income	(.045)	(.070)
Net realized gains	--	(.035)
Total distributions	(.045)	(.105)
Total increase (decrease) in net asset value	(.259)	(.244)
Net asset value, ending	$1.500	$1.759

Total return*	(12.15%)	(6.98%)
Ratios to average net assets: A
Net investment income	2.57%	3.00%
Total expenses	.91%	.88%
Expenses before offsets	.91%	.88%
Net expenses	.91%	.87%
Portfolio turnover	552%	751%
Net assets, ending (in thousands)	$310,369	$354,131

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreements between the Advisor and SSgA Funds Management, Inc. and New Amsterdam Partners, LLC, respectively (each a "Subadvisor" and collectively, the "Subadvisors") with respect to the Portfolio on December 8, 2005. In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreements. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreements with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Portfolio's Subadvisors and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one- and three-year annualized periods ended June 30, 2005, the Portfolio outperformed its Lipper index and was above the median of its peer group and that for the five-year period ended June 30, 2005, the Portfolio underperformed its Lipper index and the median of its peer group. The Directors took into account the steps that management has taken in an attempt to improve the Portfolio's performance, including the replacement of one of the Portfolio's subadvisors in June 2004. The Directors noted the Portfolio's improved performance and management's continued monitoring of such performance. Based upon their review, the Directors concluded that the Portfolio's performance over time was satisfactory.

In considering the Portfolio's fees and expenses, the Board of Directors compared the Portfolio's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Portfolio's advisory fee was within the median range of its peer group and that total expenses were above the median of its peer group. The Directors noted that the Advisor pays the subadvisory fees under the Investment Subadvisory Agreements with respect to the Portfolio. The Directors also took into account management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolio for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Directors reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it receives with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor pays the subadvisory fees to the Portfolio's Subadvisors. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee contains breakpoints that will reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating each Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors reapproved each Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under each Investment Subadvisory Agreement.

As noted above, the Board of Directors considered, among other information, the Portfolio's performance during the one-, three- and five-year annualized periods ended June 30, 2005 as compared to the Portfolio's peer group and noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Subadvisor.

In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Portfolio, the Directors noted that the fees under the Investment Subadvisory Agreements are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreements and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by each Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Directors' deliberations. For similar reasons, the Directors also did not consider the potential economies of scale in the Subadvisors' management of the Portfolio to be a material factor in their consideration at this time.

In reapproving each Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and each Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Advisor and Subadvisor are each likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and each Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 55	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 60	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 59	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 68	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 53	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 48	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
Officers
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA AGE: 43	Vice President	1999	Assistant Vice President, Variable Funds Management, Ameritas Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert

Investments that make a difference®

December 31, 2005
Annual Report
Calvert Variable Series, Inc.
Calvert Social Equity Portfolio

Calvert
Investments that make a difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Social Equity Portfolio
Managed by Atlanta Capital Management Company, L.L.C.

Dear Investor:

Performance

For the 12-month reporting period ended December 31, 2005, Calvert Variable Series Social Equity Portfolio shares returned 4.54%*, versus the S&P 500 Index return of 4.91%. The Portfolio's slight underperformance relative to the benchmark resulted almost entirely from sector allocation rather than stock selection.

CVS Calvert Social Equity Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

$14,000
$12,000
$10,000
$8,000
$6,000
4/30/2002
12/31/2002
12/31/2003
12/31/2004
12/31/2005
CVS Calvert Social Equity Portfolio - $11,816
S&P 500 Monthly Reinvest - $12,395

Average Annual Total Return
(period ended 12.31.05)
One year	4.54%
Since Inception (4.30.02)	4.65%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Investment Climate

In 2005, the U.S. economy grew at a year-over-year pace of 3.5%, as measured by GDP (gross domestic product). Almost two million jobs were created, long-term interest rates remained stable, and corporate operating profits for companies in the S&P 500 Index increased almost 14%.1 However, negatives included a flat yield curve (a narrowing of the difference, or "spread," between short- and long-term interest rates) that resulted from eight 0.25% increases in the Fed funds rate, agonizingly slow progress in Iraq, and disruptions from Hurricanes Katrina and Rita, including soaring energy costs.

Consumer spending was surprising, as more than $600 billion was extracted from real estate in refinancing and borrowing.2 Buoyed by rising real estate values, consumers did not hesitate to spend, pushing the household savings rate into negative territory.3 Corporate capital spending, while still at a low level, picked up as capacity-utilization rates rose.4 This robust end-demand led to good corporate revenue and record profit margins. Earnings for S&P 500 companies were up almost 14% in 2005.

Contrary to our expectations, both growth and high-quality stocks remained out of favor with investors for the third year in a row. Value stocks outperformed growth stocks in most of the Russell indices.5 In the S&P 500 Index, high-quality companies (ranked B+ or better) returned 4.1%, while low-quality companies (B and below) returned 6.6%. Because the Portfolio's investment philosophy emphasizes high-quality, socially responsible growth companies, these marketplace trends had a negative impact, though less so than for the previous reporting period.

Portfolio Strategy

Using Calvert's Double DiligenceTM process, the Portfolio seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

During the year, the best-performing sectors in the S&P 500 Index were energy-related, with Other Energy at 58% and Integrated Oils at 18%. The worst-performing sectors were Autos and Transportation, at -8.0%, and Consumer Discretionary (primarily retail stocks), which was down almost 4%. The Portfolio avoided auto-related stocks, but, like most managers with a growth style, we were underweight to energy and overweight to retail.

Stock selection was positive in eight of 11 economic sectors and contributed 0.90% to the Portfolio's relative performance. Highlights included contributions to performance of over 2.0% each from Health Care and Energy (including energy-related utilities). Outstanding performers were Express Scripts, up 119%; five other health-care stocks up more than 10% each; EOG Resources, up 106%; and Questar, up 50%. Disappointing stock performances occurred in the Technology and Producer Durables sectors, where Lexmark returned -48% and Dell, Zebra, and Pentair all posted returns below -20%. All these companies reported disappointing earnings results, although both Dell and Pentair had earnings gains of more than over 10% each. We have sold Lexmark, reduced Zebra, and added to our Dell and Pentair holdings. Interestingly, the Portfolio's underweight to the Energy sector was more than overcome by the strong performance of our selections within it, so our energy investments made a significant positive contribution to overall performance.

Outlook

We expect higher interest costs on record borrowings and continued high energy prices to reduce consumers' ability to spend in 2006. However, given stock valuations, we are hopeful for another year of reasonable total return. The evidence so far leads us to believe that economic growth will continue at close to 3% in 2006 and that core inflation will stay below 2%. Based on Federal Reserve signals, we believe that we'll see at least a pause in, and possibly an end to, rate hikes after one or two more 0.25% increases in the Fed funds rate. We view the key risks going forward as (a) oil-price inflation spreading to wages and non-energy goods and (b) faltering productivity gains, leading to additional inflation pressures.

To deal with uncertainties, we are reducing Portfolio exposure to economically-sensitive companies and increasing exposure to companies we believe should grow at above-average rates regardless of how the economy performs. The Portfolio remains overweight to Health Care, Technology, Consumer Discretionary, and Producer Durables, with less emphasis in Financial Services, Utilities, Energy, and Consumer Staples. We believe we are entering a period in which growth will again outperform value. Our portfolio of socially responsible, high quality growth stocks should stand out in the environment we foresee.

Sincerely,

/s/Daniel W. Boone III

Daniel W. Boone III
Atlanta Capital Management Company, L.L.C.
January 2006

1. Standard and Poor's and Atlanta Capital Management
2. Federal Reserve Bank, "Estimates of Home Mortgage Originations, Repayments, and Debt on 1 to 4 Family Residences," Alan Greenspan and James Kennedy, Sept. 2005.
3. Bureau of Economic Affairs.
4. Federal Reserve Bank.
5. Russell 3000® Growth Index 5.17%, Russell 3000® Value Index 6.85%; Russell 1000® Growth Index 5.26%, Russell 1000® Value Index 7.05%; Russell Top 200® Growth Index 2.88%, Russell Top 200® Value Index 4.60%; Russell Midcap® Growth Index 12.10%, Russell Midcap® 12.65%; and Russell 2000® Growth Index 4.15%, Russell 2000® Value Index 4.71%.

As of December 31, 2005, the following companies represented the following percentages of Portfolio net assets: Express Scripts 1.07%, EOG Resources 2.82%, Questar 2.21%, Lexmark 0.00%, Dell 2.83%, Zebra 0.80%, and Pentair 2.05%. All holdings are subject to change without notice.

Calvert Social Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Equity Portfolio. Performance of the two funds will differ.
% of Total
Economic Sectors	Investments

Consumer Discretionary	17.9%
Consumer Staples	6.1%
Financial Services	17.7%
Healthcare	19.8%
Materials & Processing	3.6%
Other	2.0%
Other Energy	4.4%
Producer Durables	11.4%
Technology	14.9%
Utilities	2.2%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05 - 12/31/05

Actual	$1,000.00	$1,041.10	$5.56
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.76	$5.50

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social Equity Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Equity Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended, and the period from April 30, 2002 (inception) through December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Equity Portfolio of Calvert Variable Series, Inc., as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended, and the period from April 30, 2002 (inception) through December 31, 2002, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 17, 2006

Equity Portfolio
Statement of Net Assets
December 31, 2005

Equity Securities - 99.0%	Shares	Value
Advertising Agencies - 1.6%
Omnicom Group, Inc.	1,600	$136,208

Banks - New York City - 1.7%
Bank of New York Co., Inc.	4,600	146,510

Banks - Outside New York City - 3.7%
Synovus Financial Corp.	6,300	170,163
Wachovia Corp.	2,800	148,008
		318,171

Biotechnology - Research & Production - 3.5%
Amgen, Inc.*	3,800	299,668

Chemicals - 3.5%
Air Products & Chemicals, Inc.	3,600	213,084
Ecolab, Inc.	2,500	90,675
		303,759

Communications Technology - 4.4%
Cisco Systems, Inc.*	14,700	251,664
Motorola, Inc.	5,600	126,504
		378,168

Computer - Services, Software & Systems - 3.1%
Microsoft Corp.	10,000	261,500

Computer Technology - 3.6%
Dell, Inc.*	8,100	242,919
Zebra Technologies Corp.*	1,600	68,560
		311,479

Consumer Products - 1.8%
Alberto-Culver Co.	3,300	150,975

Diversified Financial Services - 2.5%
American Express Co.	4,200	216,132

Diversified Production - 4.5%
Dover Corp.	5,200	210,548
Pentair, Inc.	5,100	176,052
		386,600

Drug & Grocery Store Chains - 2.4%
Walgreen Co.	4,700	208,022

Drugs & Pharmaceuticals - 5.9%
Forest Laboratories, Inc.*	3,500	142,380
Johnson & Johnson	2,200	132,220
Pfizer, Inc.	9,800	228,536
		503,136

Electrical Equipment & Components - 3.6%
Emerson Electric Co.	2,400	179,280
Molex, Inc.	5,200	127,868
		307,148

Equity Securities - Cont'd	Shares	Value
Electronics - Medical Systems - 4.6%
Medtronic, Inc.	4,000	$230,280
Varian Medical Systems, Inc.*	3,300	166,122
		396,402

Electronics - Semiconductors / Components - 3.6%
Intel Corp.	8,000	199,680
Microchip Technology, Inc.	3,500	112,525
		312,205

Financial Data Processing Services - 3.7%
First Data Corp.	3,500	150,535
Fiserv, Inc.*	3,800	164,426
		314,961

Foods - 1.2%
General Mills, Inc.	2,100	103,572

Healthcare Facilities - 1.1%
Health Management Associates, Inc.	4,200	92,232

Healthcare Services - 2.5%
Express Scripts, Inc.*	1,100	92,180
Omnicare, Inc.	2,100	120,162
		212,342

Insurance - Multi-Line - 1.5%
Aflac, Inc.	2,800	129,976

Insurance - Property & Casualty - 1.1%
Chubb Corp.	1,000	97,650

Investment Management Companies - 2.3%
SEI Investments Co.	5,300	196,100

Machinery - Industrial / Specialty - 3.2%
Illinois Tool Works, Inc.	3,100	272,769

Machinery - Oil Well Equipment & Services - 1.6%
FMC Technologies, Inc.*	3,100	133,052

Medical & Dental - Instruments & Supplies - 2.1%
Biomet, Inc.	4,900	179,193

Multi-Sector Companies - 2.0%
3M Co.	2,200	170,500

Oil - Crude Producers - 2.8%
EOG Resources, Inc.	3,300	242,121

Retail - 12.1%
Bed Bath & Beyond, Inc.*	4,900	177,135
CDW Corp.	2,800	161,196
Costco Wholesale Corp.	3,800	187,986
Home Depot, Inc.	3,500	141,680
Kohl's Corp.*	4,100	199,260
Staples, Inc.	7,300	165,783
		1,033,040

Securities Brokers & Services - 0.9%
A.G. Edwards, Inc.	1,700	79,662

Equity Securities - Cont'd	Shares	Value
Services - Commercial - 2.3%
eBay, Inc.*	4,600	$198,950

Soaps & Household Chemicals - 2.4%
Colgate-Palmolive Co.	3,800	208,430

Utilities - Gas Distribution - 2.2%
Questar Corp.	2,500	189,250

Total Equity Securities (Cost $7,329,378)		8,489,883

Total Investments (Cost $7,329,378) - 99.0%		8,489,883
Other assets and liabilities, net - 1.0%		89,823
Net Assets - 100%		$8,579,706

Net Assets Consist of:
Par value and Paid-in capital applicable to 484,863 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$7,883,515
Accumulated net realized gain (loss) on investments		(464,314)
Net unrealized appreciation (depreciation) on investments		1,160,505

Net Assets		$8,579,706

Net Asset Value Per Share		$17.70

* Non-income producing security.

See notes to financial statements.

Equity Portfolio
Statement of Operations
Year ended December 31, 2005

Net Investment Income
Investment Income:
Dividend income	$93,085
Other income	93
Total investment income	93,178

Expenses:
Investment advisory fee	45,259
Transfer agency fees and expenses	9,095
Directors' fees and expenses	942
Administrative fees	18,104
Accounting fees	7,946
Custodian fees	12,949
Reports to shareholders	1,797
Professional fees	19,042
Miscellaneous	6,079
Total expenses	121,213
Reimbursement from Advisor	(19,395)
Fees paid indirectly	(4,059)
Net expenses	97,759

Net Investment Income (Loss)	(4,581)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	744,059
Change in unrealized appreciation or (depreciation)	(361,238)

Net Realized and Unrealized Gain (Loss) on Investments	382,821

Increase (Decrease) in Net Assets
Resulting From Operations	$378,240

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($4,581)	$11,679
Net realized gain (loss)	744,059	(73,696)
Change in unrealized appreciation or (depreciation)	(361,238)	704,351

Increase (Decrease) in Net Assets
Resulting From Operations	378,240	642,334

Distributions to shareholders from:
Net investment income	(4,693)	(6,986)

Capital share transactions:
Shares sold	1,772,771	3,197,410
Reinvestment of distributions	4,693	6,986
Shares redeemed	(3,135,336)	(1,259,203)
Total capital share transactions	(1,357,872)	1,945,193

Total Increase (Decrease) in Net Assets	(984,325)	2,580,541

Net Assets
Beginning of year	9,564,031	6,983,490
End of year (including undistributed net investment income of $0 and $4,693, respectively)	$8,579,706	$9,564,031

Capital Share Activity
Shares sold	103,452	201,653
Reinvestment of distributions	263	411
Shares redeemed	(183,344)	(79,042)
Total capital share activity	(79,629)	123,022

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio's average daily net assets. Under the terms of the Agreement $3,702 was payable at year end. In addition, $5,480, was payable at year end for operating expenses paid by the Advisor during December 2005.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is 1.08%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% based on the Portfolio's annual average daily net assets. Under the terms of the Agreement $1,481 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $96 for the year ended December 31, 2005. Under terms of the Agreement $4 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $3,017,135 and $4,473,642, respectively.

The cost of investments owned at December 31, 2005 for federal income tax purposes was $7,358,148. Net unrealized appreciation aggregated $1,131,735, of which $1,298,181 related to appreciated securities and $166,446 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $37,197, $217,532, $92,669, and $88,146 at December 31, 2005 may be utilized to offset future capital gains until expiration in December 2008, December 2010, December 2011, and December 2012, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2005, and December 31, 2004 were as follows:

Distributions paid from:	2005	2004
Ordinary income	$4,693	$6,986
Total	$4,693	$6,986

As of December 31, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($435,544)
Unrealized appreciation (depreciation)	1,131,735
Total	$696,191

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the tax treatment of the merger with Ohio National Fund, Inc., Social Awareness Portfolio and the tax treatment of net operating losses.

Undistributed net investment income	$4,581
Accumulated net realized gain (loss)	(31,173)
Paid in capital	26,592

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the IRC section 382 limitations on the capital loss carryforwards.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2005. For the year ended December 31, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$16,398	4.19%	$844,538	September 2005

Tax Information (Unaudited)

For corporate shareholders of Equity Portfolio, 100% of the ordinary distributions paid during the taxable year ended December 31, 2005 qualify for the corporate dividends received deduction.

Equity Portfolio
Financial Highlights

	Years Ended
	December 31,	December 31,
	2005	2004
Net asset value, beginning	$16.94	$15.82
Income from investment operations
Net investment income (loss)	(.01)	.02
Net realized and unrealized gain (loss)	.78	1.11
Total from investment operations	.77	1.13
Distributions from
Net investment income	(.01)	(.01)
Total increase (decrease) in net asset value	0.76	1.12
Net asset value, ending	$17.70	$16.94

Total return*	4.54%	7.16%
Ratios to average net assets: A
Net investment income (loss)	(0.05%)	.14%
Total expenses	1.34%	1.35%
Expenses before offsets	1.12%	1.12%
Net expenses	1.08%	1.08%
Portfolio turnover	34%	16%
Net assets, ending (in thousands)	$8,580	$9,564

	Year Ended	Period Ended
	December 31,	December 31,
	2003	2002**
Net asset value, beginning	$12.94	$15.00
Income from investment operations
Net investment income (loss)	(.01)	--
Net realized and unrealized gain (loss)	2.89	(2.06)
Total from investment operations	2.88	(2.06)
Distributions from
Net investment income	--	--
Total increase (decrease) in net asset value	2.88	(2.06)
Net asset value, ending	$15.82	$12.94

Total return*	22.27%	(13.73%)
Ratios to average net assets: A
Net investment income (loss)	(.07%)	.05% (a)
Total expenses	1.52%	1.86% (a)
Expenses before offsets	1.09%	1.05% (a)
Net expenses	1.06%	.98% (a)
Portfolio turnover	84%	16%
Net assets, ending (in thousands)	$6,983	$5,441

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** From inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement with respect to the Portfolio on December 8, 2005.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one- and three-year annualized periods ended June 30, 2005, the Portfolio underperformed its Lipper index and was below the median of its peer group for the one-year period and at the median for the three-year period. The Directors took into account the steps management has taken in an attempt to improve the Portfolio's performance, as well as its discussion of the Portfolio's more recent performance. The Directors noted the Portfolio's improved performance and management's continued monitoring of such performance. Based upon their review, the Directors concluded that appropriate action is being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board of Directors compared the Portfolio's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Directors also took into account the Advisor's current undertakings to maintain expense limitations for the Portfolio. The Directors also noted that the Advisor pays the subadvisory fees under the Investment Subadvisory Agreement with respect to the Portfolio. The Directors also took into account management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses, including the current asset size of the Portfolio. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolio for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Directors reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it receives with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor reimburses expenses of the Portfolio and also pays the subadvisory fees to the Subadvisor. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board of Directors considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board of Directors also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered, among other information, the Portfolio's performance during the one- and three-year annualized periods ended June 30, 2005 as compared to the Portfolio's peer group and noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor, and took into account management's discussion of the Portfolio's performance.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Directors' deliberations. For similar reasons, the Directors also did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in their consideration at this time.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 55	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 60	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 59	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 68	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 53	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 48	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
Officers
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA AGE: 43	Vice President	1999	Assistant Vice President, Variable Funds Management, Ameritas Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert

Investments that make a difference®

December 31, 2005
Annual Report
Calvert Variable Series, Inc.
Calvert Income Portfolio

Calvert
Investments that make a difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Income Portfolio
Managed by Calvert Asset Management Company, Inc.

Performance

For the 12-month reporting period ended December 31, 2005, Calvert Variable Series Calvert Income Portfolio shares returned 3.78%*, ahead of the benchmark Lehman U.S. Credit Index (at 1.96%) and the peer group Lipper Variable BBB Rated Fund Index (at 2.22%).

CVS Calvert Income Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.05)
One year	3.78%
Since Inception (4.30.02)	7.79%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Investment Climate

Over the reporting period, the Federal Reserve's Open Market Committee (FOMC) increased the target Fed funds rate at each of its eight scheduled meetings. By the end of the period, the rate stood at 4.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was the fact that the increase in long-term interest rates over the reporting period was so small despite these rate hikes. In February, outgoing Fed Chairman Greenspan described this atypical behavior as a "conundrum."2 The 10-year Treasury yield moved slightly higher, to 4.39%, and the 30-year fixed-rate mortgage rate rose from 5.81% to 6.22%.

Despite sharply higher energy prices and a damaging hurricane season, the economy moved forward at a 3.5% year-over-year pace, as measured by GDP (gross domestic product), for the reporting period. Payroll growth faltered after Hurricane Katrina but still averaged 167,000 new jobs monthly, while the unemployment rate fell from 5.4% to 4.9%. Inflation, as reflected in the headline CPI (consumer price index), was up 3.4%. However, the core CPI, which excludes volatile food and energy prices, was steady at 2.2%. Rising inflation led the FOMC to consistently address the topic of inflation in its regular monetary policy statements.

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

During the year, the Portfolio maintained a higher average credit quality (AA-) than its BBB peer group. Managers opted for this strategy in anticipation of the yield spread between corporate bonds and Treasuries widening to appropriately compensate investors for the risk associated with investing in lower-rated securities. Year-over-year, yield spreads did widen, and higher-quality bonds outperformed lower-rated securities. Bonds rated AA, for example, outpaced BBB issues (2.37% versus 1.37%) for the full year. The Portfolio's duration was also kept relatively short given our outlook for continued FOMC rate hikes.

Also in anticipation of higher short-term rates, the Portfolio had a significant allocation (40%-50% during the reporting period) to floating-rate notes, whose rates adjust quarterly with changes in short-term rates. Our most significant underweight relative to the benchmark was to intermediate five-year maturity bonds, which significantly underperformed shorter- and longer-term issues. While the five-year Treasury note returned 0.09%, six-month Treasury bills returned 3.09% and long-term bonds 8.86%.

Outlook

The FOMC's rate hikes have restored the target Fed funds rate to a more neutral level, neither overly accommodative nor restrictive. We believe the Fed funds target rate will eventually reach between 4.5% and 4.75% in 2006. Following these increases, we believe FOMC action should depend on what the economic data indicate about the state of the economy going forward. Ben Bernanke takes over as Fed Chairman on February 1, 2006, and we look for a smooth transition from the Greenspan era. We expect another year of reasonable economic growth in the U.S. Risks to that expansion, however, would include a meaningful slowdown in the housing sector that could dampen consumer consumption, or a pick-up in core inflation that could raise long-term interest rates, which are currently very low.

Looking ahead, we are confident our four-tiered FourSightTM strategy can continue to uncover attractive investment opportunities for the Portfolio. We will continue to position the Portfolio somewhat defensively in view of rising interest rates, to monitor the yield curve, and to slightly expand our position with regard to credit quality.

% of Total
Investment Allocation	Investments

Asset Backed Securities	7.6%
Bank	5.0%
Brokerage	2.9%
Financial Services	13.4%
Government Agency Obligations	10.4%
Government Obligations	8.0%
Industrial	14.3%
Industrial - Finance	4.2%
Insurance	3.0%
Municipal Obligations	17.6%
Real Estate Investment Trust	3.3%
Special Purpose	2.1%
Transportation	0.6%
Utility	7.6%

Total	100%

Gregory Habeeb	Matt Nottingham, CFA
Senior Portfolio Manager	Portfolio Manager
Calvert Asset Management Company	Calvert Asset Management Company

January 2006

1. The three-month T-Bill yield rose from 2.22% to 4.08%.

2. Testimony before Congress on February 16, 2005.

Calvert Income Portfolio of Calvert Variable Series, Inc. should not be confused with Calvert Income Fund, a series of the Calvert Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05 - 12/31/05

Actual	$1,000.00	$1,009.90	$4.86
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.37	$4.89

* Expenses are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Income Portfolio:

We have audited the accompanying statement of net assets of Calvert Income Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended and the period from April 30, 2002 (inception) through December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Income Portfolio of Calvert Variable Series, Inc., as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the three year period then ended and the period from April 30, 2002 (inception) through December 31, 2002, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 17, 2006

Income Portfolio
Statement of Net Assets
December 31, 2005

	Principal
Corporate Bonds - 60.3%	Amount	Value
Agfirst Farm Credit Bank:
8.393%, 12/15/16 (r)	$100,000	$111,853
7.30%, 10/14/49 (e)	300,000	312,525
Alliance Mortgage Investments, 11.73%, 6/1/10 (r)	98,333	98,333
Ames True Temper, Inc., 10.00%, 7/15/12	90,000	70,650
APL Ltd., 8.00%, 1/15/24	175,000	176,969
Atlantic City Electric Co., 6.625%, 8/1/13	500,000	547,275
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	450,000	271,125
Atmos Energy Corp., 4.525%, 10/15/07 (r)	100,000	99,977
Aurora Military Housing LLC, 5.775%, 12/15/47 (e)	250,000	256,385
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	150,000	171,451
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	235,979	251,117
BAE Systems Holdings, Inc., 4.74%, 8/15/08 (e)(r)	100,000	99,974
Barclays Bank plc, 6.278%, 12/29/49 (r)	300,000	303,156
Bear Stearns Co's, Inc., 4.95%, 10/28/14 (r)	300,000	301,177
BF Saul, 7.50%, 3/1/14	100,000	102,000
Brascan Corp., 7.125%, 6/15/12	200,000	219,876
Captec Franchise Trust, 7.555%, 9/25/11 (e)(r)	50,000	38,558
Catholic High School of New Iberia VRDN, 5.38%, 11/1/19 (r)	140,000	140,000
Chase Funding Mortgage Loan, 4.045%, 5/25/33	200,000	197,428
CIT Group, Inc., 4.398%, 8/18/06 (r)	500,000	499,875
CNL Funding, Inc., 7.721%, 8/25/09 (e)	101,146	102,912
Colonial Realty LP, 8.05%, 7/15/06	300,000	304,671
Comcast Corp., 6.50%, 11/15/35	200,000	204,280
Convergys Corp., 4.875%, 12/15/09	200,000	192,787
Countrywide Asset-Backed Certificates, 4.829%, 11/25/34 (r)	175,499	176,171
Countrywide Financial Corp.:
4.341%, 11/3/06 (r)	1,000,000	999,792
4.70%, 4/1/11 (r)	300,000	299,580
Countrywide Home Loans, Inc., 4.90%, 6/2/06 (r)	40,000	40,063
Credit Suisse First Boston USA Inc., 4.59%, 12/9/08 (r)	200,000	199,858
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	250,000	243,217
CSX Corp., 4.561%, 8/3/06 (r)	193,000	193,262
Daimler-Chrysler North American Holding Corp., 4.698%, 11/17/06 (r)	150,000	150,065
Deluxe Corp., 5.125%, 10/1/14	100,000	84,000
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	100,000	112,926
Dominion Resources, Inc., 4.819%, 9/28/07 (r)	300,000	300,237
Duke Realty LP, 4.761%, 12/22/06 (r)	100,000	99,991
E*Trade Financial Corp.:
8.00%, 6/15/11	100,000	103,750
7.875%, 12/1/15	100,000	103,250
Eastern Energy Ltd., 6.75%, 12/1/06 (e)	250,000	254,033
Enterprise Mortgage Acceptance Co. LLC:
Interest Only, 1.249%, 1/15/25 (e)(r)	1,099,887	42,841
6.90%, 10/15/25 (e)	285,716	112,858
FFCA Secured Lending Corp., 6.37%, 9/18/25 (e)	9,575	9,553
First Republic Bank, 7.75%, 9/15/12	100,000	109,674
First Tennessee Bank, 5.316%, 12/8/08	250,000	250,042
Ford Motor Credit Co.:
6.125%, 1/9/06	285,000	284,986
6.50%, 1/25/07	150,000	145,123
7.75%, 2/15/07	85,000	82,564
5.349%, 9/28/07 (r)	450,000	415,192
GE Dealer Floorplan Master Note Trust, 4.41%, 4/20/10 (r)	500,000	500,143
General Electric Co., 4.50%, 12/9/08 (r)	200,000	199,968
General Motors Acceptance Corp.:
6.75%, 1/15/06	200,000	199,842
6.10%, 3/15/06	40,000	39,677
3.25%, 9/15/06	50,000	47,694

	Principal
Corporate Bonds - Cont'd	Amount	Value
6.75%, 12/1/14	$50,000	$44,942
6.61%, 12/1/14 (r)	100,000	90,244
Georgia-Pacific Corp., 7.50%, 5/15/06	100,000	101,000
Global Signal:
Trust I, 3.711%, 1/15/34 (e)	140,514	135,222
Trust II, 4.232%, 12/15/14 (e)	100,000	96,655
Golden Securities Corp., 4.591%, 12/2/13 (e)(r)	150,000	150,211
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	100,000	107,195
Goldman Sachs Group, Inc., 4.62%, 3/2/10 (r)	225,000	225,038
HBOS plc, 6.413%, 9/29/49 (e)(r)	200,000	200,624
Health Care REIT, Inc., 6.20%, 6/1/16	200,000	200,244
IKON Receivables LLC, 4.609%, 12/17/07 (r)	24,860	24,863
Impac CMB Trust:
4.729%, 10/25/33 (r)	25,523	25,718
4.689%, 4/25/35 (r)	308,911	309,260
4.649%, 5/25/35 (r)	79,349	79,440
4.699%, 8/25/35 (r)	254,419	254,442
Independence Community Bank Corp., 3.75% through 4/1/09, Float thereafter to 4/1/14	300,000	284,787
Ingersoll-Rand Co. Ltd., 6.015%, 2/15/28	200,000	219,252
Interpool Capital Trust, 9.875%, 2/15/27	500,000	490,000
iStar Financial, Inc., 5.039%, 3/16/09 (r)	250,000	249,970
JPMorgan Chase & Co. VRDN, 4.56%, 10/28/08 (r)	500,000	499,608
Kimco Realty Corp., 4.45%, 8/1/06 (r)	100,000	100,089
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	400,000	348,000
Lehman Brothers Holdings E-Capital Trust I, 5.15%, 8/19/65 (e)(r)	100,000	100,280
Leucadia National Corp., 7.00%, 8/15/13	270,000	267,300
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	42,000	787
8.30%, 12/1/37 (e)(m)*	100,000	1,875
Massachusetts Institute of Technology, 7.25%, 11/12/2096	150,000	190,900
Meridian Funding Co. LLC:
4.29%, 10/6/08 (e)(r)	179,368	179,392
4.709%, 10/15/14 (e)(r)	250,000	250,068
Merrill Lynch & Co., Inc., 4.58%, 1/13/06 (r)	50,000	49,995
Mid-Atlantic Family Military Communities LLC, 5.30%, 8/1/50 (e)	150,000	149,313
Nationwide Health Properties, Inc., 6.00%, 5/20/15	500,000	493,520
New Valley Generation:
I, 7.299%, 3/15/19	424,851	500,104
II, 4.929%, 1/15/21	86,949	86,170
Noble Group Ltd., 6.625%, 3/17/15 (e)	50,000	45,625
Odyssey Re Holdings Corp., 7.65%, 11/1/13	175,000	183,851
Orkney Re ii plc, Series B, 7.54%, 12/21/35 (e)(r)	250,000	250,000
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	300,000	296,250
Pacific Pilot Funding Ltd., 4.924%, 10/20/16 (e)(r)	99,409	99,082
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	100,000	103,712
Pepco Holdings, Inc., 5.035%, 6/1/10 (r)	300,000	299,634
Pioneer Natural Resources Co., 5.875%, 7/15/16	500,000	497,740
Premium Asset Trust, 4.365%, 10/8/09 (e)(r)	300,000	300,079
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	200,000	235,146
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	200,000	206,086
Public Service Enterprise Group, Inc., 4.875%, 9/21/08 (r)	400,000	400,152
Puget Energy Inc., 7.02%, 12/1/27	377,000	458,266
QBE Insurance Group Ltd., 5.647%, 7/1/23 (e)(r)	85,000	84,493
RBS Capital Trust I, 5.327%, 9/29/49 (r)	200,000	202,362
RC Trust I, 7.00%, 5/15/06	250,000	252,500
Reed Elsevier Capital, Inc., 4.821%, 6/15/10 (r)	300,000	299,967
Residential Capital Corp.:
5.896%, 6/29/07 (r)	1,500,000	1,515,300
5.67%, 11/21/08 (r)	500,000	500,800
Rochester Gas & Electric Corp., 6.375%, 9/1/33	475,000	538,194

	Principal
Corporate Bonds - Cont'd	Amount	Value
Small Business Administration, 4.94%, 8/10/15	$250,000	$247,984
Sociedad Concesionaria Autopista Central SA, 6.223%, 12/15/26 (e)	300,000	323,307
Southern California Edison Co., 5.75%, 4/1/35	90,000	96,136
Southern California Gas Co., 4.58%, 12/1/09 (r)	100,000	99,978
Sovereign Bancorp, Inc., 4.69%, 3/1/09 (e)(r)	250,000	249,797
Sovereign Bank:
4.00%, 2/1/08	150,000	147,055
4.375%, 8/1/13 (r)	200,000	195,738
Spieker Properties LP, 6.75%, 1/15/08	250,000	257,762
Temple-Inland, Inc., 6.625%, 1/15/18	250,000	255,397
TIERS Trust:
8.45%, 12/1/17 (n)*	219,620	3,294
Step coupon, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (e)(r)	1,000,000	73,078
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	9,000,000	1,088,730
TXU Energy Co. LLC, 4.92%, 1/17/06 (r)	100,000	99,996
Tyco International Group SA, Participation Certificate Trust, 4.436%, 6/15/07 (e)	250,000	246,946
Vale Overseas Ltd., 8.25%, 1/17/34	100,000	114,750
Viacom, Inc., 6.40%, 1/30/06	900,000	900,990
World Financial Network, Credit Card Master Note Trust, 4.739%, 5/15/12 (r)	100,000	100,740

Total Corporate Bonds (Cost $28,862,883)		28,652,131

Taxable Municipal Obligations - 18.2%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.18%, 3/1/12	125,000	126,120
5.21%, 3/1/13	140,000	141,491
Arlington Texas SO Revenue Bonds, 4.73%, 8/15/14	250,000	245,887
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/19	150,000	151,394
Boynton Beach Florida Community Redevelopment Agency Tax Allocation Revenue
Bonds, 5.65%, 10/1/26	200,000	201,622
Dallas Texas GO Bonds, Step Coupon, 5.25%, 2/15/24 (r)	100,000	101,170
Detroit Michigan GO Bonds, 5.15%, 4/1/25	300,000	290,367
Ewing Township New Jersey School District GO Bonds, 4.80%, 5/1/16	940,000	928,635
Gainesville Florida Utility System Revenue Bonds, 5.31%, 10/1/21	300,000	303,945
Grant County Washington Public Utility District No. 2 Revenue Bonds, 5.29%, 1/1/20	200,000	201,752
Howell Township New Jersey School District GO Bonds, 5.30%, 7/15/19	150,000	152,015
Indiana State Bond Bank Revenue Bonds:
5.12%, 1/15/17	150,000	150,104
5.38%, 7/15/18	200,000	203,566
5.45%, 7/15/23	150,000	149,493
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	200,000	200,970
Miami Beach Florida Redevelopment Agency Tax Allocation Bonds, 4.93%, 12/1/16	200,000	196,352
Mississippi State Development Bank SO Revenue Bonds, 5.60%, 1/1/26	100,000	99,880
New York State Sales Tax Asset Receivables Corp. Revenue Bonds, 3.60%, 10/15/08	500,000	484,585
Northwest Washington Electric Energy Revenue Bonds, 4.06%, 7/1/09	100,000	97,451
Oceanside California Pension Obligation Revenue Bonds, 5.25%, 8/15/20	100,000	99,590
Orange County California Pension Obligation Notes, Zero Coupon, 9/1/16	236,000	136,514
Oregon School Boards Association GO Bonds, Zero Coupon, 6/30/06	500,000	488,125
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/16	275,000	162,228
6/30/18	100,000	52,768
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/20	380,000	181,541
Pomona California Pension Obligation Refunding Revenue Bonds, 5.732%, 7/1/25	195,000	196,714
Sacramento City California Financing Authority Tax Allocation Revenue Bonds, 5.015%, 12/1/10	200,000	201,074
San Bernardino County California Financing Authority Pension Obligation Revenue Bonds, Zero Coupon:
8/1/12	200,000	145,326
8/1/15	251,000	155,582

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	$200,000	$193,608
Santa Rosa California COPs, 5.26%, 10/1/15	200,000	201,960
Santa Rosa California Pension Refunding GO Bonds, 4.90%, 9/1/18	200,000	192,672
Schenectady New York Metroplex Development Authority Revenue Bonds, 5.30%, 8/1/28	200,000	191,538
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds, 2.75%, 12/1/06	200,000	196,464
St. John Florida JEA and Florida Power & Light Co. Revenue Bonds, 4.8%, 10/1/07	635,000	635,127
Texas Municipal Gas Corp., 2.60%, 7/1/07 (e)	65,000	63,385
University of Central Florida COPs, 5.125%, 10/1/20	250,000	243,295
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	250,000	245,905
Wilkes-Barre Pennsylvania GO Bonds, 5.48%, 11/15/24	200,000	200,440

Total Taxable Municipal Obligations (Cost $8,622,662)		8,610,655

U.S. Government Agencies and Instrumentalities - 10.6%
Federal Home Loan Bank:
Discount Notes, 1/3/06	3,000,000	2,999,433
Discount Notes, 2/5/07 (r)	500,000	471,875
4.60%, 10/26/07	400,000	399,368
5.065%, 10/20/15	977,223	977,125
Freddie Mac, 5.625%, 11/23/35	200,000	200,684

Total U.S. Government Agencies and Instrumentalities (Cost $5,039,133)		5,048,485

U.S. Treasury - 8.0%
United States Treasury Bonds, 5.375%, 2/15/31	120,000	134,944
United States Treasury Notes:
3.875%, 7/15/10	880,000	862,673
4.50%, 11/15/10	1,210,000	1,216,619
4.50%, 11/15/15	1,575,000	1,588,293

Total U.S. Treasury (Cost $3,805,015)		3,802,529

Equity Securities - 2.4%	Shares
BAC Capital Trust VIII, Preferred	4,000	96,500
Conseco, Inc., Preferred	2,600	73,554
First Republic Preferred Capital Corp., Preferred (e)	300	330,000
Manitoba Telecom Services, Inc.	1,249	43,278
Richmond County Capital Corp., Preferred (e)	3	301,406
Roslyn Real Estate Asset Corp., Preferred	1	100,000
WoodBourne Pass-Through Trust, Preferred (e)	2	199,812

Total Equity Securities (Cost $1,118,603)		1,144,550

TOTAL INVESTMENTS (Cost $47,448,296) - 99.5%		47,258,350
Other assets and liabilities, net - 0.5%		218,598
Net Assets - 100%		$47,476,948

Net Assets Consist Of:
Paid-in capital applicable to 2,977,507 shares of common stock outstanding of $0.01 par value 1,000,000,000 shares authorized		$47,358,699
Undistributed net investment income		186,603
Accumulated net realized gain (loss) on investments		168,322
Net unrealized appreciation (depreciation) on investments		(236,676)

Net Assets		$47,476,948

Net Asset Value Per Share		$15.95

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
U.S. Treasury Bonds	22	3/06	$2,512,125	($46,724)

* Non-income producing security.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

COPs: Certificates of participation
GO: General Obligation
IDA: Industrial Development Authority
REIT: Real Estate Investment Trust
SO: Special Obligation
VRDN: Variable Rate Demand Note

See notes to financial statements.

Income Portfolio
Statement of Operations
Year ended December 31, 2005

Net Investment Income
Investment Income:
Interest income	$1,765,921
Dividend income (net of foreign taxes withheld of $674)	79,160
Total investment income	1,845,081

Expenses:
Investment advisory fee	159,502
Transfer agency fees and expenses	11,206
Directors' fees and expenses	4,293
Administrative fees	119,626
Accounting fees	15,027
Custodian fees	53,740
Reports to shareholders	8,294
Professional fees	18,311
Miscellaneous	7,074
Total expenses	397,073
Fees paid indirectly	(10,577)
Net expenses	386,496

Net Investment Income	1,458,585

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	243,466
Foreign currency transactions	(1)
Futures	94,017
337,482

Change in unrealized appreciation (depreciation) on:
Investments	(275,321)
Assets and liabilities denominated in foreign currencies	(19)
Futures	(46,724)
(322,064)

Net Realized and Unrealized Gain (Loss)	15,418

Increase (Decrease) in Net Assets
Resulting From Operations	$1,474,003

See notes to financial statements.

Income Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$1,458,585	$849,767
Net realized gain (loss)	337,482	523,667
Change in unrealized appreciation or (depreciation)	(322,064)	236,289

Increase (Decrease) in Net Assets
Resulting From Operations	1,474,003	1,609,723

Distributions to shareholders from:
Net investment income	(1,379,482)	(906,064)
Net realized gain	(288,666)	(1,199,381)
Total distributions	(1,668,148)	(2,105,445)

Capital share transactions:
Shares sold	17,044,286	13,699,804
Reinvestment of distribution	1,668,129	2,105,445
Shares redeemed	(5,877,219)	(4,045,662)
Total capital share transactions	12,835,196	11,759,587

Total Increase (Decrease) in Net Assets	12,641,051	11,263,865

Net Assets
Beginning of year	34,835,897	23,572,032
End of year (including undistributed net investment income of $186,603 and $93,914, respectively)	$47,476,948	$34,835,897

Capital Share Activity
Shares sold	1,049,377	831,073
Reinvestment of distributions	104,650	132,418
Shares redeemed	(363,746)	(244,728)
Total capital share activity	790,281	718,763

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Income Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the Portfolio's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40%, of the Portfolio's average daily net assets. Under the terms of the agreement $15,815 was payable at year end. In addition, $9,269 was payable at year end for operating expenses paid by the Advisor during December 2005.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2006. The contractual expense cap is .98%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% based on the Portfolio's average daily net assets. Under the terms of the agreement, $11,861 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $9,514 for the year ended December 31, 2005. Under the terms of the agreement, $975 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $84,560,751 and $75,876,828, respectively. U.S. Government security purchases and sales were $82,294,228 and $79,915,998, respectively.

The cost of investments owned at December 31, 2005 for federal income tax purposes was $47,494,980. Net unrealized depreciation aggregated $236,629, of which $374,243 related to appreciated securities and $610,872 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2005, and December 31, 2004 were as follows:

Distributions paid from:	2005	2004
Ordinary income	$1,566,739	$1,961,061
Long-term capital gain	101,409	144,384
Total	$1,668,148	$2,105,445

As of December 31, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$250,274
Undistributed long term capital gain	104,611
Unrealized appreciation (depreciation)	(236,629)
Total	$118,256

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the tax treatment of foreign currency transactions and the tax treatment of mortgage-backed securities.

Undistributed net investment income	$13,586
Accumulated net realized gain (loss)	(13,586)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the tax treatment of open futures.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically, short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2005, there were no transactions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2005. For the year ended December 31, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$11,332	3.61%	$1,558,094	April 2005

Tax Information (Unaudited)

Income Portfolio designates $101,409 as capital gain dividends paid during the calendar year ended December 31, 2005.

Income Portfolio
Financial Highlights

	Years Ended
	December 31,	December 31,
	2005	2004
Net asset value, beginning	$15.93	$16.05
Income from investment operations
Net investment income	.50	.39
Net realized and unrealized gain (loss)	.10	.52
Total from investment operations	.60	.91
Distributions from:
Net investment income	(.48)	(.44)
Net realized and unrealized gain (loss)	(.10)	(.59)
Total distributions	(0.58)	(1.03)
Total increase (decrease) in net asset value	0.02	(.12)
Net asset value, ending	$15.95	$15.93

Total return*	3.78%	5.67%
Ratios to average net assets: A
Net investment income (loss)	3.66%	2.84%
Total expenses	1.00%	1.03%
Expenses before offsets	1.00%	1.00%
Net expenses	.97%	.98%
Portfolio turnover	454%	614%
Net assets, ending (in thousands)	$47,477	$34,836

	Year Ended	Period Ended
	December 31,	December 31,
	2003	2002**
Net asset value, beginning	$15.46	$15.00
Income from investment operations
Net investment income	.44	.58
Net realized and unrealized gain (loss)	1.52	.41
Total from investment operations	1.96	.99
Distributions from:
Net investment income	(.57)	(.26)
Net realized and unrealized gain (loss)	(.80)	(.27)
Total distributions	(1.37)	(.53)
Total increase (decrease) in net asset value	.59	.46
Net asset value, ending	$16.05	$15.46

Total return*	12.70%	6.62%
Ratios to average net assets: A
Net investment income (loss)	3.54%	5.14% (a)
Total expenses	1.04%	1.06% (a)
Expenses before offsets	1.02%	1.00% (a)
Net expenses	.98%	.98% (a)
Portfolio turnover	1,636%	788%
Net assets, ending (in thousands)	$23,572	$15,183

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** From inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund with respect to the Portfolio and the Advisor on December 8, 2005.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one- and three-year annualized periods ended June 30, 2005, the Portfolio's performance was above the median of its peer group and that for the one-year period ended June 30, 2005, the Portfolio underperformed its Lipper index and outperformed such index for the three-year period ended June 30, 2005. The Directors noted the Portfolio's strong performance relative to its peer group, including its Morningstar ranking. Based upon their review, the Directors concluded that the Portfolio's performance has been satisfactory.

In considering the Portfolio's fees and expenses, the Board of Directors compared the Portfolio's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was within the median range of its peer group and total expenses (net of expense reimbursements) were above the median of its peer group. The Directors also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio, as well as the effect of the Portfolio's current asset levels on expenses. The Directors also took into account management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolio for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Directors reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it receives with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Directors also noted that the Advisor reimburses expenses of the Portfolio. The Directors also considered that the Advisor derives reputational and other indirect benefits. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's growth and size on its performance and fees. Although the Portfolio's advisory fee currently does not have a breakpoint that reduces the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at the present time.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 55	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 60	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 59	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 68	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 53	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 48	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
Officers
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA AGE: 43	Vice President	1999	Assistant Vice President, Variable Funds Management, Ameritas Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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

Calvert

Investments that make a difference®

December 31, 2005
Annual Report
Calvert Variable Series, Inc.
Calvert Social International Equity Portfolio

Calvert

Investments that make a difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert social International Equity Portfolio
Managed by Grantham, Mayo, Van Otterloo

Dear Investor:

Performance

For the 12-month reporting period ended December 31, 2005, Calvert Variable Series Social International Equity Portfolio shares returned 10.0%*, behind the benchmark Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, at 14.0%. Country selection and currency allocation made positive contributions to the Portfolio over the period, but these were outweighed by a negative impact from stock selection.

CVS Calvert Social
International Equity Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.05)
One year	10.00%
Five year	1.79%
Ten year	6.30%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective March 2002.

Investment Climate

International equities turned in a solid final quarter, pushed ahead by the surging Japanese market. Stocks actually had a better year than the benchmark's return suggests, as the strength of the U.S. dollar negated much of the stocks' rise. (The MSCI EAFE Index gained 29.5% in local-currency terms, versus 14.0% in U.S. dollars.) The U.S. currency rose on continued Federal Reserve interest-rate hikes and good economic growth. International markets looked great on a relative basis, as developed foreign markets outperformed the U.S., which, as measured by the S&P 500, was up only 4.9%. Emerging markets did even better, up 35.2% in U.S.-dollar terms (as measured by the S&P/IFC Investable Composite).

Strong commodity prices and optimism about global economic growth helped to propel the markets this year. Materials, Industrials, and Energy were the leading sectors. Energy stocks soared for the first three quarters of the year, with oil prices peaking at more than $70 per barrel before backing off on supply concerns during the fourth quarter to under $60. With investors favoring plays on economic growth, more defensive sectors -- such as telecommunications, consumer staples, and health care -- were among the laggards.

Japan surged in the second half of the year on the belief that Prime Minister Koizumi would finally be able to deliver on his promise of widespread economic reform. Japan was the best-performing market in local-currency terms among all developed countries. Denmark, Austria, and Norway also outperformed. Smaller markets, such as New Zealand, Hong Kong, Ireland, and Portugal were among the worst performers. Currency movement generally hurt U.S. investors, as the U.S. dollar strengthened against most foreign currencies. Only the Canadian dollar and the Hong Kong dollar gained for the year. Among major currencies, the euro and Japanese yen each fell by 13%, and the British pound lost 11%.

Among investment styles, growth and value performed roughly equally by year end. Small-capitalization stocks bested larger-cap stocks by a few percentage points.

Portfolio Strategy

Using Calvert's Double DiligenceTM process, the Portfolio seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

The Portfolio benefited from an overweight to the United Kingdom and underweights to Hong Kong and Spain, as well as from an allocation to emerging markets in general and South Africa and South Korea in particular. The Portfolio's currency allocation had a positive impact as a result of its exposure to emerging-markets' currencies -- which generally follow the U.S. dollar -- and its underweight to the euro.

Portfolio performance was generally hurt by sector exposures, the most significant of which was an overweight to Telecommunications, the weakest sector in the MSCI EAFE Index. Underweights to the strong Materials, Industrials, and Energy sectors had a negative relative impact, as well. An underweight to technology stocks was a small plus.

Some of the holdings which strongly added to Portfolio return included Japanese stocks such as Resona Holdings (financial services), Yamada Denki (retail electronics), and Komatsu (construction equipment manufacturing). BG Group (British utility) and Rautaruukki (Finnish steel maker) were also positives. Less successful holdings included Telecom Italia (Italian telecommunications), Enel (Italian utilities), Schering (German pharmaceutical), TrendMicro (Japanese software maker), Swisscom (Swiss telecommunications), and Next Group (British clothing retailer). Selection was generally stronger among the Portfolio's holdings in Financials but lagged in Health Care and more industrial and cyclical sectors.

Outlook

In local-currency terms, the MSCI EAFE Index returned 29.5% in 2005. However, high equity-market valuation levels pose a significant challenge to this rally's continuing. In addition, the economic picture is far from unambiguously good. Low expectations reflected by the decreasing market weight of large industrial economies like Germany and Italy do leave more scope for positive surprises, though. Within markets, valuation spreads are tight, and there seems little justification for such strategies as overweighting to smaller-cap stocks, an approach that has been rewarding over the last several years.

We expect that significant outperformance will be harder to come by, and the relatively narrow differences in performance between different stock categories (e.g., growth versus value; small-cap versus large-cap) that we saw in 2005 will continue.

% of
Country Allocation	Total Investments

Australia	4.8%
Belgium	2.2%
Brazil	1.1%
Canada	1.8%
Finland	4.2%
France	3.6%
Germany	5.5%
Greece	0.3%
Hungary	0.2%
India	0.4%
Indonesia	0.2%
Ireland	0.3%
Israel	1.0%
Italy	2.6%
Japan	24.5%
Luxembourg	0.5%
Mexico	1.4%
Netherlands	6.9%
Norway	1.4%
Philippines	0.1%
Poland	0.3%
Russia	0.1%
Singapore	0.5%
South Africa	1.1%
South Korea	2.4%
Spain	2.1%
Sweden	2.0%
Switzerland	5.6%
Taiwan	1.5%
Thailand	0.2%
Turkey	0.1%
United Kingdom	20.8%
United States	0.3%

Total	100%

Sincerely,

/s/Thomas R. Hancock

Thomas R. Hancock
Grantham, Mayo, Van Otterloo
January 2006

As of December 31, 2005, the following companies represented the following percentages of Portfolio net assets: Resona Holdings 1.29%, Yamada Denki 0.92%, Komatsu 0.00%, BG Group 0.63%, Rautaruukki 0.64%, Telecom Italia 0.68%, Enel 1.34%, Schering 0.90%, TrendMicro 0.00%, Swisscom 0.50%, and Next Group 0.50%. All holdings are subject to change without notice.

Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert World Values International Equity Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05 - 12/31/05

Actual	$1,000.00	$1,139.50	$11.20
Hypothetical (5% return per year before expenses)	$1,000.00	$1,014.74	$10.54

* Expenses are equal to the Fund's annualized expense ratio of 2.08%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social International Equity Portfolio:

We have audited the accompanying statement of net assets of Calvert Social International Equity Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 17, 2006

International Equity Portfolio
Statement of Net Assets
December 31, 2005

Equity Securities - 96.4%	Shares	Value
Australia - 4.6%
Amcor Ltd.	10,629	$58,291
Australia & New Zealand Banking Group Ltd.	7,070	124,311
Australian Gas & Light Co. Ltd.	5,985	75,531
Commonwealth Bank of Australia	2,635	82,699
Macquarie Bank Ltd.	2,297	114,924
National Australia Bank Ltd.	4,055	96,454
Santos Ltd.	16,140	145,153
Telstra Corp. Ltd.	39,060	112,696
Woodside Petroleum Ltd.	2,468	71,008
		881,067

Belgium - 2.1%
Colruyt SA	334	46,118
Dexia	2,757	63,599
Fortis SA/NV	5,170	164,996
UCB SA	2,863	134,530
		409,243

Brazil - 1.1%
Banco Itau Holding Financiera SA (ADR)	3,500	84,070
Gerdau SA (ADR)	2,940	49,039
Tele Centro Oeste Celular Participacoes SA (ADR)	600	6,732
Tele Norte Leste Participacoes SA (ADR)	1,000	17,920
Unibanco - Uniao de Bancos Brasileiros SA (GDR)	700	44,499
		202,260

Canada - 1.8%
EnCana Corp.	4,800	216,380
Royal Bank of Canada	1,500	116,827
		333,207

Finland - 4.1%
Kesko Oyj	1,500	42,542
Metso Oyj	3,200	87,612
Neste Oil Oyj*	2,000	56,557
Nokia Oyj	21,200	387,873
Rautaruukki Oyj	5,000	121,677
Sampo Oyj	4,600	80,185
		776,446

France - 3.5%
AXA SA	2,806	90,581
BNP Paribas SA	1,836	148,606
Business Objects SA*	2,098	84,943
L'Oreal SA	1,669	124,120
Peugeot SA	1,800	103,807
Schneider Electric SA	623	55,590
Societe Generale Groupe	511	62,873
		670,520

Equity Securities - Cont'd	Shares	Value
Germany - 5.3%
Adidas - Salomon AG	242	$45,852
Altana AG	2,024	110,254
Continental AG	796	70,678
Deutsche Bank AG	1,092	105,909
Muenchener Rueckversicherungs AG	1,305	176,761
Schering AG	2,550	170,915
Volkswagen AG:
Non-Voting Preferred	3,764	144,863
Ordinary	3,554	187,748
		1,012,980

Greece - 0.3%
National Bank of Greece SA	1,430	60,861

Hungary - 0.2%
OTP Bank Rt (GDR)	500	32,800

India - 0.4%
Bajaj Auto Ltd. (GDR)	290	13,093
ICICI Bank Ltd. (ADR)	900	25,920
Satyam Computer Services Ltd. (ADR)	400	14,636
State Bank of India Ltd. (GDR)	300	15,150
		68,799

Indonesia - 0.2%
PT Bank Mandiri Tbk	70,000	11,667
PT Unilever Indonesia Tbk	52,000	22,591
		34,258

Ireland - 0.3%
DCC plc	2,674	57,315

Israel - 0.9%
Check Point Software Technologies Ltd.*	1,000	20,100
Taro Pharmaceuticals Industries Ltd.*	700	9,779
Teva Pharmaceutical Industries Ltd. (ADR)	3,400	146,234
		176,113

Italy - 2.5%
Enel SpA	32,393	254,517
Sanpaolo IMI SpA	5,576	87,227
Telecom Italia SpA	51,966	128,922
		470,666

Japan - 23.7%
Acom Co. Ltd.	1,098	70,604
Advantest Corp.	800	80,692
Aeon Co. Ltd.	3,700	94,164
Alps Electric Co. Ltd.	4,000	55,752
Astellas Pharma, Inc.	2,400	93,655
Daiichi Sankyo Co. Ltd.*	3,792	73,183
Eisai Co. Ltd.	4,100	172,167
Fanuc Ltd.	1,600	135,867
Furukawa Electric Co. Ltd.	11,000	86,037
Honda Motor Co. Ltd.	2,200	125,602
Hoya Corp.	4,500	161,859
JSR Corp.	2,500	65,745
Kao Corp.	6,000	160,841
Kawasaki Kisen Kaisha Ltd.	9,000	56,498
Keisei Electric Railway Co. Ltd.	5,000	34,145

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Kobe Steel Ltd.	35,000	$113,420
Kubota Corp.	5,000	42,034
Matsushita Electric Industrial Co. Ltd.	4,000	77,197
Mazda Motor Corp.	23,933	109,635
Mitsubishi Chemical Holdings Corp.	9,000	56,727
Mitsubishi Estate Co. Ltd.	5,000	103,919
Mitsui Trust Holdings, Inc.	8,000	96,098
Mizuho Financial Group, Inc.	24	190,567
Nikon Corp.	4,000	63,149
Nippon Steel Corp.	39,000	138,955
Nippon Telegraph & Telephone Corp.	24	109,128
Nippon Yusen KK	9,000	61,690
Nissan Motor Co. Ltd.	11,800	119,622
Nitto Denko Corp.	1,600	124,737
NTT Data Corp.	22	109,552
NTT DoCoMo, Inc.	35	53,444
Olympus Corp.	2,000	52,596
Ono Pharmaceutical Co. Ltd.	2,000	90,431
Osaka Gas Co. Ltd.	51,000	176,086
Resona Holdings, Inc.*	61	245,801
Secom Co. Ltd.	1,000	52,341
SMC Corp.	900	128,648
Teijin Ltd.	18,000	114,370
Terumo Corp.	2,900	85,858
Tokyo Electron Ltd.	1,100	69,147
Tokyo Gas Co. Ltd.	23,000	102,240
Ube Industries Ltd.	36,000	97,726
Yamada Denki Co. Ltd.	1,400	175,297
Yamato Transport Co. Ltd.	5,000	82,966
		4,510,192

Luxembourg - 0.5%
Arcelor SA	4,070	100,973

Mexico - 1.3%
America Movil, SA de CV (ADR)	2,100	61,446
Cemex, SA de CV (ADR)	2,117	125,602
Telefonos de Mexico, SA de CV (ADR)	2,800	69,104
		256,152

Netherlands - 6.7%
ABN AMRO Holding NV	13,003	340,145
Aegon NV	10,485	170,725
Buhrmann NV	7,259	106,850
Hagemeyer NV*	25,069	81,341
ING Groep NV (CVA)	13,581	471,221
Unilever NV (CVA)	1,506	103,170
		1,273,452

Norway - 1.4%
Orkla ASA	1,950	80,796
Statoil ASA	7,700	176,927
		257,723

Philippines - 0.0%
Globe Telecom, Inc.	466	6,453

Poland - 0.3%
Bank Pekao SA (GDR)	500	26,750
Telekomunikacja Polska SA (GDR)	4,500	32,175
		58,925

Equity Securities - Cont'd	Shares	Value
Russia - 0.1%
VimpelCom (ADR)*	500	$22,115

Singapore - 0.5%
DBS Group Holdings Ltd.	9,000	89,291

South Africa - 1.1%
Alexander Forbes Ltd.	9,000	20,633
BIDVest Group Ltd.:
Common	1,699	24,847
Warrants (strike price 6,000 ZAR/share, expires 12/8/06)*	120	607
Investec Ltd.	500	21,818
Nedbank Group Ltd.	2,380	37,629
Pick'n Pay Stores Ltd.	3,200	14,520
Spar Group Ltd.	2,000	9,802
Telkom South Africa Ltd.	1,056	22,497
Tiger Brands Ltd.	1,120	25,765
VenFin Ltd.	2,900	21,870
		199,988

South Korea - 2.3%
Kookmin Bank (ADR)	2,000	149,420
KT Corp. (ADR)	2,530	54,522
Samsung Electronics Co. Ltd.:
Common (GDR)(e)	500	164,750
Preferred (GDR)(e)	60	14,460
SK Telecom Co. Ltd. (ADR)	2,852	57,867
		441,019

Spain - 2.0%
Gas Natural SDG SA	4,236	118,685
Repsol YPF SA	6,320	184,634
Sacyr Vallehermoso SA	3,322	81,038
		384,357

Sweden - 2.0%
Hennes & Mauritz AB	8,300	282,192
Nordea Bank AB	9,000	93,497
		375,689

Switzerland - 5.4%
Credit Suisse Group	3,443	175,429
Logitech International SA*	675	31,698
Roche Holding AG	2,495	374,359
Serono SA	100	79,623
Swisscom AG	301	94,939
Zurich Financial Services Group AG	1,297	276,178
		1,032,226

Taiwan - 1.5%
Asustek Computer, Inc. (GDR)	20,000	61,200
Compal Electronics, Inc. (GDR)	7,100	36,068
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	18,068	179,054
		276,322

Thailand - 0.2%
Bangkok Bank PCL (NVDR)	5,000	12,803
Electricity Generating PCL	7,000	14,511
National Finance PCL	37,700	12,320
		39,634

Equity Securities - Cont'd	Shares	Value
Turkey - 0.0%
Turkcell Iletisim Hizmet AS (ADR)	615	$9,446

United Kingdom - 20.1%
Aegis Group plc	25,931	54,371
Aviva plc	11,698	141,739
Barclays plc	17,681	185,667
Barratt Developments plc	8,367	141,786
BG Group plc	12,146	119,925
Boots Group plc	10,060	104,602
BT Group plc	34,410	131,732
Bunzl plc	5,121	56,152
Burberry Group plc	1,333	9,845
Cadbury Schweppes plc	15,854	149,725
Centrica plc	30,102	131,794
DSG International plc	37,367	105,162
George Wimpey plc	9,641	79,534
GlaxoSmithKline plc	23,200	585,730
GUS plc	3,760	66,689
HBOS plc	15,359	262,120
Invensys plc*	204,046	64,876
Lloyds TSB Group plc	7,692	64,579
Next plc	5,019	132,408
Northern Foods plc	33,386	86,929
O2 plc	28,732	97,649
Prudential plc	5,003	47,291
Royal & Sun Alliance Insurance Group plc	19,302	41,716
Royal Bank of Scotland Group plc	4,198	126,621
Sage Group plc	13,683	60,672
Scottish & Southern Energy plc	11,877	206,982
Scottish Power plc	9,062	84,647
Tate & Lyle plc	6,605	63,910
Taylor Woodrow plc	6,547	42,814
Unilever plc	13,452	133,283
United Utilities plc	5,255	60,601
Vodafone Group plc	40,664	87,708
Wolseley plc	4,174	87,877
		3,817,136

Total Equity Securities (Cost $15,149,553)		18,337,628

	Principal
U.S. Government Agencies and Instrumentalities - 0.3%	Amount	Value
United States Treasury Bills, 2/23/06 (l)	$50,000	49,732

Total U.S. Government Agencies and Instrumentalities (Cost $49,732)		49,732

Total Investments (Cost $15,199,285) - 96.7%		18,387,360
Other assets and liabilities, net - 3.3%		633,907
Net Assets - 100%		$19,021,267

Net Assets Consist Of:
Paid-in capital applicable to 1,052,247 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$17,185,580
Undistributed net investment income		2,612
Accumulated net realized gain (loss) on investments and foreign currency transactions		(1,360,262)
Net unrealized appreciation (depreciation) on investments and foreign currencies and assets and liabilities denominated in foreign currencies		3,193,337

Net Assets		$19,021,267

Net Asset Value Per Share		$18.08

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(l) Collateral for futures contracts.

* Non-income producing security.

Abbreviations:

ADR: American Depository Receipts
CVA: Certificaten Van Aandelen
GDR: Global Depository Receipts
NVDR: Non-Voting Depository Receipts
PCL: Public Company Limited
ZAR: South African Rand

See notes to financial statements.

Forward Foreign Currency Contracts, Open at December 31, 2005

Contracts to Receive / Deliver		In Exchange For		Settlement Date	Contract Value	Unrealized Appreciation/ (Depreciation)
Purchased:
Australian Dollar	188,377	US Dollars	$138,597	24-Feb-06	$138,058	($539)
Danish Kroner	332,000	US Dollars	52,885	24-Feb-06	52,867	(18)
Euro	136,472	US Dollars	161,117	24-Feb-06	162,111	994
Euro	441,445	US Dollars	524,232	24-Feb-06	524,378	146
British Pound	60,383	US Dollars	104,891	24-Feb-06	103,764	(1,127)
Swiss Franc	648,125	US Dollars	499,391	24-Feb-06	495,618	(3,773)
			Total Purchased			($4,317)

Sold:
Australian Dollar	166,157	US Dollars	124,809	24-Feb-06	121,774	$3,035
British Pound	141,470	US Dollars	243,053	24-Feb-06	243,107	(54)
Swiss Franc	276,423	US Dollars	212,580	24-Feb-06	211,379	1,201
Swiss Franc	96,758	US Dollars	75,552	24-Feb-06	73,990	1,562
					Total Sold	$5,744

			Net Unrealized Appreciation			$1,427

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures(i)	Contracts	Date	at Value	(Depreciation)
Purchased:
CAC 40 Index	3	1/06	$166,971	$859
DAX Index	2	3/06	320,720	6,393
Total Purchased				$7,252

(i) Futures collateralized by 50,000 units of U.S. Treasury Bills.

See notes to financial statements.

International Equity Portfolio
Statement of Operations
Year ended December 31, 2005

Net Investment Income
Investment Income:
Interest income	$1,713
Dividend income (net of foreign taxes withheld of $42,629)	522,185
Total investment income	523,898

Expenses:
Investment advisory fee	137,003
Transfer agency fees and expenses	21,649
Directors' fees and expenses	1,931
Administrative fees	63,929
Accounting fees	15,652
Custodian fees	129,692
Reports to shareholders	6,086
Professional fees	19,476
Miscellaneous	9,164
Total expenses	404,582
Fees waived	(12,001)
Fees paid indirectly	(21,073)
Net expenses	371,508

Net Investment Income	152,390

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of foreign taxes of $351)	1,663,634
Foreign currencies	(119,163)
Futures	95,697
1,640,168

Change in unrealized appreciation (depreciation):
Investments and foreign currencies (net of deferred foreign taxes of $934)	(32,702)
Assets and liabilities denominated in foreign currencies (including foreign currency contracts)	(26,412)
Futures	6,250
(52,864)

Net Realized and Unrealized Gain (Loss)	1,587,304

Increase (Decrease) in Net Assets
Resulting From Operations	$1,739,694

See notes to financial statements.

International Equity Portfolio

Statements of Changes in Net Assets

	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$152,390	$66,410
Net realized gain (loss)	1,640,168	1,458,840
Change in unrealized appreciation or (depreciation)	(52,864)	1,244,153

Increase (Decrease) in Net Assets
Resulting From Operations	1,739,694	2,769,403

Distributions to shareholders from:
Net investment income	(62,280)	(143,309)

Capital share transactions:
Shares sold	3,418,998	5,136,418
Reinvestment of distributions	62,280	143,309
Shares redeemed	(4,849,747)	(3,364,242)
Total capital share transactions	(1,368,469)	1,915,485

Total Increase (Decrease) in Net Assets	308,945	4,541,579
Net Assets
Beginning of year	18,712,322	14,170,743
End of year (including undistributed net investment income of $2,612 and $22,927, respectively)	$19,021,267	$18,712,322

Capital Share Activity
Shares sold	207,334	349,130
Reinvestment of distributions	3,422	8,647
Shares redeemed	(293,422)	(228,805)
Total capital share activity	(82,666)	128,972

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social International Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, no securities were fair valued under the direction of the Board of Directors.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Forward Currency Contracts: The Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to hedge against its currency exposure relative to that of the MSCI EAFE Index. The Portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset and/or liability and in the Statement of Operations as unrealized appreciation or depreciation until the contracts are closed, when they are recorded as realized forward currency contract gains or losses.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement $12,120 was payable at year end. In addition, $13,692 was payable at year end for operating expenses paid by the Advisor during December 2005.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .35% based on the Portfolio's average daily net assets. For the year ended December 31, 2005, CASC waived $12,001 of its fee. Under the terms of the agreement, $6,186 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $2,919 for the year ended December 31, 2005. Under the terms of the agreement $281 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $10,807,332 and $12,239,562, respectively.

The cost of investments owned at December 31, 2005 for federal income tax purposes was $15,253,029. Net unrealized appreciation aggregated $3,134,331, of which $3,351,328 related to appreciated securities and $216,997 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $1,322,486 at December 31, 2005 may be utilized to offset future capital gains until expiration in December 2010.

The tax character of dividends and distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	2005	2004
Distributions paid from:
Ordinary income	$62,280	$143,309
Total	$62,280	$143,309

As of December 31, 2005 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$20,007
Capital loss carryforward	(1,322,486)
Unrealized appreciation (depreciation)	3,134,331
Total	$1,831,852

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the treatment of capital gains tax, foreign currency transactions, and passive foreign investment companies for federal tax purposes.

Undistributed net investment income	($110,425)
Accumulated net realized gain (loss)	110,425

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the tax treatment of passive foreign investment companies and open forward contracts.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings outstanding during the year ended December 31, 2005.

International Equity Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2005	2004	2003
Net asset value, beginning	$16.49	$14.09	$10.93
Income from investment operations
Net investment income	.15	.06	.02
Net realized and unrealized gain (loss)	1.50	2.47	3.43
Total from investment operations	1.65	2.53	3.45
Distributions from
Net investment income	(.06)	(.13)	(.29)
Total distributions	(.06)	(.13)	(.29)
Total increase (decrease) in net asset value	1.59	2.40	3.16
Net asset value, ending	$18.08	$16.49	$14.09

Total return*	10.00%	17.95%	31.56%
Ratios to average net assets: A
Net investment income	0.83%	.43%	.33%
Total expenses	2.21%	2.18%	2.42%
Expenses before offsets	2.15%	2.08%	2.28%
Net expenses	2.03%	2.02%	2.24%
Portfolio turnover	62%	68%	86%
Net assets, ending (in thousands)	$19,021	$18,712	$14,171

	Years Ended
	December 31,	December 31,
	2002	2001
Net asset value, beginning	$12.85	$19.37
Income from investment operations
Net investment income	.05	.02
Net realized and unrealized gain (loss)	(1.97)	(4.81)
Total from investment operations	(1.92)	(4.79)
Distributions from
Net investment income	--	(.02)
Net realized gains	--	(1.71)
Total distributions	--	(1.73)
Total increase (decrease) in net asset value	(1.92)	(6.52)
Net asset value, ending	$10.93	$12.85

Total return*	(14.94%)	(24.69%)
Ratios to average net assets: A
Net investment income	.40%	.08%
Total expenses	2.24%	1.61%
Expenses before offsets	2.10%	1.61%
Net expenses	2.01%	1.54%
Portfolio turnover	143%	86%
Net assets, ending (in thousands)	$9,681	$11,283

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement with respect to the Portfolio on December 8, 2005.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one- and five-year annualized periods ended June 30, 2005, the Portfolio's performance was below the median of its peer group and that the Portfolio's performance was at the median of its peer group for the three-year annualized period ended June 30, 2005. The Directors took into account the steps management has taken in an attempt to improve the Portfolio's performance and management's continued monitoring of such performance. Based upon their review, the Directors concluded that appropriate action is being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board of Directors compared the Portfolio's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses (net of waivers/expense reimbursements) were above the median of its peer group. The Directors also noted that the Advisor pays the subadvisory fees under the Investment Subadvisory Agreement with respect to the Portfolio. The Directors also took into account management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses, including the current asset size of the Portfolio. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolio for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Directors reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it receives with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor pays the subadvisory fees to the Subadvisor. The Directors further noted that the Advisor's affiliated administrator waived a portion of its fee. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee contains breakpoints that will reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered, among other information, the Portfolio's performance during the one-, three- and five-year annualized periods ended June 30, 2005 as compared to the Portfolio's peer group and noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor, and took into account management's discussion of the Portfolio's performance.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Directors' deliberations. For similar reasons, the Directors also did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in their consideration at this time, although the Directors noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 55	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 60	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 59	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 68	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 53	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 48	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
Officers
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA AGE: 43	Vice President	1999	Assistant Vice President, Variable Funds Management, Ameritas Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert

Investments that make a difference®

December 31, 2005
Annual Report
Calvert Variable Series, Inc.

Calvert Social Mid Cap Growth Portfolio

Calvert

Investments that make a difference

Calvert Variable Series, Inc.
Calvert Social Mid Cap Growth Portfolio

Dear Investor:

Performance

For the 12-month reporting period ended December 31, 2005, Calvert Variable Series Social Mid Cap Growth Portfolio shares returned 0.42%*, while the benchmark Russell Midcap® Growth Index returned 12.10%. Fund underperformance was due largely to individual stock selection -- particularly in the Health Care, Technology, and Producer Durables sectors -- rather than to sector allocation.

CVS Calvert Social
Mid Cap Growth Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.05)
One year	0.42%
Five year	(1.84%)
Ten year	6.48%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective September 2005.

New Subadvisor

Fund directors approved the appointment of New Amsterdam Partners LLC as the new Portfolio subadvisor on September 15, 2005. New Amsterdam was selected based on their expertise in the mid-cap growth discipline, established track record, and commitment to socially responsible investing. New Amsterdam applies a blend of rigorous quantitative and fundamental research within a large universe of stocks, resulting in a substantial subset of stocks for potential Portfolio investment. Using Calvert's Double DiligenceTM process, New Amsterdam seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility. The firm is also subadvisor to several other Calvert mid-cap and balanced funds.

Investment Climate

For the past 12 months, mid-cap stocks, as measured by the Russell Midcap Growth Index (at 12.10%), have been the best performers in the U.S. stock market. Large-cap stocks, as measured by the Russell 1000® Index, returned 6.27% for the period. In recent years, the return difference between mid-cap growth and mid-cap value stocks has been quite large, generally favoring value over growth. In 2005, we saw value outperform growth in mid caps again, but by the very narrow margin of 0.55% (Russell Midcap® Value Index returned 12.65%).

Energy-price volatility set market tone. Crude oil prices peaked in early September, as Hurricanes Katrina and Rita wreaked havoc with supplies of oil and natural gas in the Gulf of Mexico. Integrated Oils are a very small portion of the Russell Midcap Growth Index, and returns to that sector were quite modest, so the overall contribution from the sector was small. Other Energy -- which includes more segmented oil companies, energy services, and non-oil energy resource companies -- was the best-performing sector in the Index and accounted for more than a quarter of the Index's total return for 2005, even though less than 7% of the Index's total holdings are in the sector.

Energy stocks captured the headlines in 2005, but in mid-cap stocks, many other sectors also posted strong returns. No sector in the Russell Midcap Growth Index lost value in 2005, and seven of the 12 Index sectors posted double-digit gains for the year. The Health Care sector of the Index was up nearly 20%, accounting for just over a quarter of the Index's total return for the year.

Portfolio Strategy

While energy stocks were the story for the market in general, the Portfolio's exposure to energy-related securities had a relatively small impact on performance relative to the benchmark. Portfolio holdings in Other Energy posted solid absolute results, up 41.75% for the year. As good as that performance was, it still lagged the performance of the sector in the benchmark, as Other Energy in the Russell Midcap Growth Index was up just over 58%. That degree of underperformance in the sector contributed about 1% to the Portfolio's margin of underperformance relative to the benchmark.

While the Health Care sector in the benchmark produced solid returns, the Fund's sector holdings just broke even for the year. Biogen Idec and AMERIGROUP Corp. accounted for a large portion of underperformance from stock selection through the reporting period. Biogen Idec stock fell more than 40% in a single day in February, when the company announced the withdrawal of its promising treatment for multiple sclerosis. (Two patients who had been undergoing treatment with the firm's new drug died of a rare neurological condition.) Initially, we believed there was a possibility that the drug would be returned to the market, but the announcement of a third patient death led us to sell the Biogen Idec position in full. Near the end of the third quarter, AMERIGROUP, a provider of health care services to Medicaid patients, announced that higher-than-expected health-care costs would cause the company to fall well short of analysts' profit expectations.

Although disappointments outweighed good-news stories for the Portfolio this year, we did see positives. Our holding of Legg Mason boosted performance, as Legg announced a swap of its brokerage business for Citicorp's asset-management arm. In Consumer Discretionary -- a sector whose performance was held back by rising energy prices -- the Portfolio benefited from holdings in Advance Auto Parts and Chico's Fashions. Both reported better-than-expected changes in year-over-year sales.

Outlook

We remain bullish on U.S. stocks, expecting large-cap stocks to post mid-to-high single digit total returns and mid-cap stocks again to post slightly better returns. There may be some interesting shifts in the economy and markets. While pundits have cited the risks of higher interest rates for homeowners and borrowers, they have ignored the benefits that higher rates bring to savers. Many companies, having used the period of low interest rates to strengthen their balance sheets, are flush with cash. Faced with aging capital stock plus slightly more confidence in the business outlook, we believe that firms are likely to increase industrial spending, contributing to overall economic growth in 2006. In our opinion, the risks that could derail the market are steep energy-price increases, global turmoil, and a further reduction in the "market multiple" -- the average multiple of earnings per share that investors in the marketplace are willing to pay for one share of stock.

On balance, we remain positive and believe the Portfolio is well positioned for the future given our outlook for markets and the economy.

Sincerely,

/s/Steve Falci

Steve Falci
Chief Investment Officer, Equities
Calvert Asset Management Company
January 2006

% of Total
Economic Sectors	Investments

Consumer Discretionary	30.5%
Consumer Staples	2.1%
Financial Services	8.8%
Healthcare	13.9%
Materials & Processing	6.5%
Other Energy	9.3%
Producer Durables	17.2%
Technology	10.9%
Utilities	0.8%
Total	100%

As of December 31, 2005, the following companies represented the following percentages of Portfolio net assets: Biogen Idec 0.00%, AMERIGROUP Corp. 1.47%, Legg Mason 1.78%, Advance Auto Parts 0.00%, and Chico's Fashions 3.46%. All holdings are subject to change without notice.

Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Capital Accumulation Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05 -- 12/31/05

Actual	$1,000.00	$997.00	$5.99
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.21	$6.06

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social Mid Cap Growth Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Mid Cap Growth Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 17, 2006

Mid Cap Growth Portfolio
Statement of Net Assets
December 31, 2005

Equity Securities - 100.0%	Shares	Value
Chemicals - 2.3%
Praxair, Inc.	25,100	$1,329,296

Communications Technology - 4.0%
CSG Systems International, Inc.*	59,400	1,325,808
Scientific-Atlanta, Inc.	22,300	960,461
		2,286,269

Computer - Services, Software & Systems - 4.0%
Cognizant Technology Solutions Corp.*	45,900	2,311,065

Consumer Products - 4.3%
Alberto-Culver Co.	20,500	937,875
Nautilus Group, Inc.	60,900	1,136,394
USANA Health Sciences, Inc.*	10,400	398,944
		2,473,213

Cosmetics - 1.4%
Estee Lauder Co.'s, Inc.	23,900	800,172

Drugs & Pharmaceuticals - 3.0%
Barr Pharmaceuticals, Inc.*	28,700	1,787,723

Education Services - 3.1%
Strayer Education, Inc.	18,800	1,761,560

Electronics - 2.9%
Amphenol Corp.	37,600	1,664,176

Electronics - Instruments & Gauges - 4.5%
Itron, Inc.*	31,800	1,273,272
Mettler Toledo International, Inc.*	24,300	1,341,360
		2,614,632

Finance - Small Loan - 1.6%
SLM Corp.	17,200	947,548

Healthcare Management Services - 1.5%
AMERIGROUP Corp.*	43,600	848,456

Healthcare Services - 4.5%
Lincare Holdings, Inc.*	32,800	1,374,648
Omnicare, Inc.	21,600	1,235,952
		2,610,600

Home Building - 6.1%
KB Home	19,600	1,424,136
Pulte Homes, Inc.	52,600	2,070,336
		3,494,472

Insurance - Multi-Line - 1.7%
Protective Life Corp.	21,800	954,186

Investment Management Companies - 1.8%
Federated Investors, Inc., Class B	27,300	1,011,192

Equity Securities - Cont'd	Shares	Value
Machinery - Oil Well Equipment & Services - 5.2%
CARBO Ceramics, Inc.	24,600	$1,390,392
Superior Energy Services, Inc.*	77,500	1,631,375
		3,021,767

Machinery - Specialty - 2.7%
Graco, Inc.	42,500	1,550,400

Medical & Dental - Instruments & Supplies - 2.6%
Sybron Dental Specialties, Inc.*	37,900	1,508,799

Medical Services - 2.2%
Coventry Health Care, Inc.*	22,150	1,261,664

Metal Fabricating - 4.2%
Maverick Tube Corp.*	23,900	952,654
Reliance Steel & Aluminum Co.	24,200	1,479,104
		2,431,758

Office Furniture & Business Equipment - 1.7%
Xerox Corp.*	65,100	953,715

Oil - Crude Producers - 4.0%
Cimarex Energy Co.*	34,400	1,479,544
XTO Energy, Inc.	19,100	839,254
		2,318,798

Production Technology Equipment - 2.3%
Dionex Corp.*	26,900	1,320,252

Rent & Lease Services - Construction - 3.4%
WESCO International, Inc.*	46,400	1,982,672

Retail - 11.0%
Bed Bath & Beyond, Inc.*	34,600	1,250,790
Chico's FAS, Inc.*	45,500	1,998,815
Ross Stores, Inc.	62,000	1,791,800
Williams-Sonoma, Inc.*	30,300	1,307,445
		6,348,850

Savings & Loans - 2.0%
FirstFed Financial Corp.*	21,300	1,161,276

Securities Brokers & Services - 1.8%
Legg Mason, Inc.	8,600	1,029,334

Services - Commercial - 7.3%
Hewitt Associates, Inc.*	47,200	1,322,072
Resources Connection, Inc.*	51,300	1,336,878
Weight Watchers International, Inc.*	31,600	1,561,988
		4,220,938

Soaps & Household Chemicals - 2.1%
Church & Dwight Co., Inc.	36,600	1,208,898

Utilities - Gas Distribution - 0.8%
Oneok, Inc.	18,200	484,666

Total Equity Securities (Cost $56,638,233)		57,698,347

TOTAL INVESTMENTS (Cost $56,638,233) - 100.0%		57,698,347
Other assets and liabilities, net - 0.0%		19,386
Net Assets - 100%		$57,717,733

Net Assets Consist of:
Paid-in capital applicable to 2,180,508 shares of common stock outstanding; $0.01 par value,
1,000,000,000 shares authorized		$58,227,593
Accumulated net realized gain (loss) on investments		(1,569,974)
Net unrealized appreciation (depreciation) on investments		1,060,114

Net Assets		$57,717,733

Net Asset Value Per Share		$26.47

* Non-income producing security.

See notes to financial statements.

Mid Cap Growth Portfolio
Statement of Operations
Year Ended December 31, 2005

Net Investment Income
Investment Income:
Dividend income	$248,422
Interest income	35,111
Total investment income	283,533

Expenses:
Investment advisory fee	421,540
Transfer agency fees and expenses	101,028
Accounting fees	19,804
Directors' fees and expenses	6,689
Administrative fees	162,108
Custodian fees	21,464
Reports to shareholders	14,414
Professional fees	19,583
Miscellaneous	9,905
Total expenses	776,535
Fees waived	(6,550)
Fees paid indirectly	(10,640)
Net expenses	759,345

Net Investment Income (Loss)	(475,812)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	10,642,700
Change in unrealized appreciation (depreciation)	(10,090,010)

Net Realized and Unrealized Gain
(Loss) on Investments	552,690

Increase (Decrease) in Net Assets
Resulting From Operations	$76,878

See notes to financial statements.

Mid Cap Growth Portfolio
Statements of Changes in Net Assets

	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($475,812)	($533,811)
Net realized gain (loss)	10,642,700	3,978,498
Change in unrealized appreciation or (depreciation)	(10,090,010)	2,448,088

Increase (Decrease) in Net Assets
Resulting From Operations	76,878	5,892,775

Capital share transactions:
Shares sold	5,613,470	9,729,753
Shares redeemed	(17,464,613)	(8,727,014)
Total capital share transactions	(11,851,143)	1,002,739

Total Increase (Decrease) in Net Assets	(11,774,265)	6,895,514

Net Assets
Beginning of year	69,491,998	62,596,484
End of year	$57,717,733	$69,491,998

Capital Share Activity
Shares sold	214,717	396,258
Shares redeemed	(670,492)	(356,129)
Total capital share activity	(455,775)	40,129

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Mid Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statem ents and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio's average daily net assets. Under the terms of the agreement, $32,641 was payable at year end. In addition, $8,036 was payable at year end for operating expenses paid by the Advisor during December 2005.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $13,138 was payable at year end. For the year ended December 31, 2005, CASC waived $6,550 of its fee.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $13,278 for the year ended December 31, 2005. Under the terms of the agreement, $1,035 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $90,775,619 and $101,691,434, respectively.

The cost of investments owned at December 31, 2005 for federal income tax purposes was $56,699,847. Net unrealized appreciation aggregated $998,500, of which $4,194,813 related to appreciated securities and $3,196,313 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $1,508,360 at December 31, 2005 may be used to offset future capital gains until expiration in December 2010.

As of December 31, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($1,508,360)
Unrealized appreciation (depreciation)	998,500
Total	($509,860)

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the treatment of net operating losses.

Undistributed net investment income	$475,812
Paid in capital	(475,812)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2005. For the year ended December 31, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$34,088	4.59%	$3,615,159	November 2005

Mid Cap Growth Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2005	2004	2003
Net asset value, beginning	$26.36	$24.11	$18.31
Income from investment operations
Net investment income (loss)	(.22)	(.20)	(.17)
Net realized and unrealized gain (loss)	.33	2.45	5.97
Total from investment operations	.11	2.25	5.80
Total increase (decrease) in net asset value	.11	2.25	5.80
Net asset value, ending	$26.47	$26.36	$24.11

Total return*	.42%	9.33%	31.68%
Ratios to average net assets: A
Net investment income (loss)	(.73%)	(.83%)	(.87%)
Total expenses	1.20%	1.17%	1.20%
Expenses before offsets	1.19%	1.16%	1.19%
Net expenses	1.17%	1.15%	1.17%
Portfolio turnover	142%	89%	148%
Net assets, ending (in thousands)	$57,718	$69,492	$62,596

	Years Ended
	December 31,	December 31,
	2002	2001
Net asset value, beginning	$25.51	$31.04
Income from investment operations
Net investment income (loss)	(.19)	(.18)
Net realized and unrealized gain (loss)	(7.01)	(3.58)
Total from investment operations	(7.20)	(3.76)
Distributions from
Net realized gains	--	(1.77)
Total distributions	--	(1.77)
Total increase (decrease) in net asset value	(7.20)	(5.53)
Net asset value, ending	$18.31	$25.51

Total return*	(28.22%)	(12.20%)
Ratios to average net assets: A
Net investment income (loss)	(.90%)	(.77%)
Total expenses	1.19%	1.13%
Expenses before offsets	1.18%	1.13%
Net expenses	1.16%	1.10%
Portfolio turnover	134%	60%
Net assets, ending (in thousands)	$44,176	$65,090

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

Initial Approval of Subadvisory Agreement

At a meeting held on September 15, 2005, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Subadvisory Agreement with New Amsterdam Partners, LLC ("Subadvisor" or "New Amsterdam") with respect to the Portfolio.

In evaluating the Investment Subadvisory Agreement, the Directors reviewed information provided by the Advisor and the Subadvisor relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other things, the Advisor and the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Subadvisory Agreement.

The Board of Directors approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. In addition, the Directors considered certain information received in connection with, and their deliberations with respect to their December 2004 renewal of the Investment Subadvisory Agreement with Brown Capital Management and the Investment Advisory Agreement. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the proposed Investment Subadvisory Agreement with New Amsterdam.

In considering the Subadvisor's comparable performance with similarly managed funds and non-mutual fund accounts, the Board noted the Subadvisor's strong long-term performance record. Among other performance information presented to the Directors, the Board noted that the mid cap growth accounts managed by the Subadvisor outperformed or had comparable performance to the Russell MidCap Growth Index for the one-, two-, four-, and five year-periods ended June 30, 2005 and had consistently strong rankings among Lipper MidCap Growth peers for the one-, two-, four- and five-year periods ended June 30, 2005 and above the median performance against such peers for the three-year period ended June 30, 2005. The Directors also took into account the Subadvisor's performance in managing other funds in the Calvert complex.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement and also noted that the advisory fees paid by the Portfolio would not change. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. The Directors also took into account that the subadvisory fee under the Investment Subadvisory Agreement with New Amsterdam would be the same as the subadvisory fee under the Investment Subadvisory Agreement with Brown Capital. Based upon their review, the Board of Directors determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Portfolio was not a material factor in the Directors' deliberations. For similar reasons, the Directors did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in their consideration at this time.

In approving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

The Board of Directors reached the following conclusions regarding the Subadvisory Agreement, among others: (a) the Subadvisor is qualified to manage the Portfolio's assets in accordance with its investment objectives and policies; (b) the Subadvisor maintains an appropriate compliance program; (c) the Subadvisor's investment strategies are appropriate for pursuing the investment objectives of the Portfolio; and (d) the subadvisory fees to be paid to the Subadvisor are reasonable in relation to those of similar funds and to the services to be provided by the Subadvisor. Based on their conclusions, the Board of Directors determined that approval of the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Renewal of Advisory and Subadvisory Agreements

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement with respect to the Portfolio on December 8, 2005.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one- and three-year annualized periods ended June 30, 2005, the Portfolio underperformed its Lipper index and was below the median of its peer group and that for the five-year annualized period ended June 30, 2005, the Portfolio outperformed its Lipper index and was above the median of its peer group. The Directors took into account the steps management has taken in an attempt to improve the Portfolio's performance, including the replacement of the Portfolio's subadvisor in September 2005. The Directors noted that the comparative performance information, therefore, did not reflect the effect of such change. Based upon their review, the Directors concluded that appropriate action has been taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board of Directors compared the Portfolio's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses (net of waivers/expense reimbursements) were above the median of its peer group. The Directors also noted that the Advisor pays the subadvisory fees under the Investment Subadvisory Agreement with respect to the Portfolio. The Directors also took into account management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolio for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Directors reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it receives with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor pays the subadvisory fees to the Subadvisor. The Directors further noted that the Advisor's affiliated administrator waived a portion of its fee. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board of Directors considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board of Directors also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Directors considered certain information received in connection with, and their deliberations with respect to their initial approval of the Investment Subadvisory Agreement with the Subadvisor in September 2005.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered, among other information, the Portfolio's performance during the one-, three-, and five-year annualized periods ended June 30, 2005 as compared to the Portfolio's peer group and noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor, and took into account the fact that the Subadvisor had recently commenced managing the Portfolio in September 2005.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Directors' deliberations. For similar reasons, the Directors also did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in their consideration at this time.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action has been taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 55	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 60	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 59	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 68	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 53	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 48	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
Officers
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA AGE: 43	Vice President	1999	Assistant Vice President, Variable Funds Management, Ameritas Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert

Investments that make a difference®

December 31, 2005
Annual Report
Calvert Variable Series, Inc.
Calvert Social Small Cap Growth Portfolio

Calvert

Investments that make a difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert social small cap growth Portfolio

Dear Investor:

Performance

For the 12-month reporting period ended December 31, 2005, Calvert Variable Series Social Small Cap Growth Portfolio shares returned -9.22%*, while the benchmark Russell 2000® Index returned 4.55%. Portfolio underperformance was due largely to individual stock selection -- particularly in the Consumer Discretionary sector -- rather than to sector allocation.

CVS Calvert Social
Small Cap Growth Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.05)
One year	(9.22%)
Five year	3.75%
Ten year	5.66%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective October 1997 and June 2005.

New Subadvisor

Fund directors approved the appointment of Renaissance Investment Management as the new Portfolio subadvisor on June 9, 2005. Renaissance, which manages over $2 billion in assets, was selected based on their expertise in the small-cap core discipline, long-term track record, and commitment to socially responsible investing. The small-cap portfolio management team has depth of industry experience (18+ years) and long tenure with the firm. In terms of their investment process, Renaissance applies quantitative and qualitative analyses to a large universe of small-cap stocks that results in a large "buy list" for the Portfolio that meets its investment and social criteria.

Using Calvert's Double DiligenceTM process, Renaissance seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility. Calvert believes that the firm's disciplined, model-driven approach and synergy with Calvert's process will reward investors over the long term.

Investment Climate

The market's six-year run of small-cap stock outperformance ended in 2005. During the reporting period, small-cap stocks, as measured by the Russell 2000 Index (at 4.55%), actually underperformed large-caps stocks, as measured by the Russell 1000® Index (at 6.27%). Still, given the headwinds of rising interest rates and energy prices, the period could have been much worse for investors.

Volatility in energy prices set market tone. Crude oil prices peaked in early September, as Hurricane Katrina wrecked havoc with supplies of oil and natural gas in the Gulf of Mexico. However, despite the 69% return to Integrated Oils for 2005, the overall contribution from that sector in the Russell 2000 Index was small, as Integrated Oils are a very small portion of the Index. The Other Energy sector -- which includes more segmented oil companies, energy services, and non-oil energy resource companies -- drove energy-stock performance in the small-cap market and accounted for 40% of the Russell 2000's total return for 2005, even though less than 6% of the Index's total holdings are in the sector.

Among small-caps, gains in other sectors were modest, though losses were rare. Only Technology posted losses for the full year, and, at -2.5%, those losses were fairly modest. Consumer Discretionary stocks, which had languished with rising energy prices, rallied in the fourth quarter as the momentum for energy stocks faded, posting a barely positive return (+0.5%) for 2005.

Portfolio Strategy

Through skillful selection in Other Energy, the Portfolio's managers gained a positive contribution from that sector for the reporting period. Of course, given the 69% return of Integrated Oils -- a sector in which the Portfolio has little investment opportunity because of environmental and other concerns -- the Portfolio was at a bit of a disadvantage relative to the benchmark.

The Fund's underperformance was driven by several disappointments in the Consumer Discretionary sector. Even though holdings in Startek and Sirva had been sold prior to the appointment of Renaissance as Portfolio subadvisor, these two stocks accounted for almost one-third of underperformance relative to the Russell 2000 Index for 2005. Movie Gallery halved in value while it was held by the Portfolio. The company suffered earnings setbacks because a lack of movie-to-video releases led to lower rental revenue, disappointing performance, and the closing of several outlets. Exercise-equipment maker Nautilus posted earnings disappointments and diminishing earnings expectations throughout the period, pushing the stock down.

Outlook

Good economic conditions, moderate inflation, and strong corporate profits all bode well for stocks. We believe that we are closer to the end of the current rising interest-rate cycle than to the beginning. In our view, rates are still likely to move somewhat higher in the near term, particularly in the case of yields on longer-term bonds. Rates on these bonds did not rise during the reporting period, while short-term rates rose 2%. However, any perception that further interest-rate increases will be moderate rather than severe is likely to be seen as a positive by stock market investors.

Looking ahead, we are confident that our disciplined investment approach and the long-term expertise of our small-cap-portfolio team can reward Portfolio investors over the long term.

Sincerely,

/s/Steve Falci

Steve Falci
Chief Investment Officer, Equities
Calvert Asset Management Company
January 2006

As of December 31, 2005, the following companies represented the following percentages of Portfolio net assets: Startek 0.00%, Sirva 0.00%, Movie Gallery 0.00%, and Nautilus 0.00%. All holdings are subject to change without notice.

Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the New Vision Small Cap Fund. Performance of the two funds will differ.

% of Total
Economic Sectors	Investments

Auto & Transportation	5.7%
Consumer Discretionary	25.5%
Consumer Staples	2.3%
Financial Services	11.4%
Healthcare	13.6%
Materials & Processing	8.8%
Mutual Funds	2.0%
Other Energy	9.2%
Producer Durables	7.0%
Technology	14.5%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05 - 12/31/05

Actual	$1,000.00	$1,001.30	$7.93
Hypothetical (5% return per year before expenses)	$1,000.00	$1,017.28	$7.99

* Expenses are equal to the Fund's annualized expense ratio of 1.57%, multiplied by the average account value over the period, multiplied by 184/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social Small Cap Growth Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Small Cap Growth Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 17, 2006

Small Cap Growth Portfolio
Statement of Net Assets
December 31, 2005

Equity Securities - 95.8%	Shares	Value
Air Transportation - 1.4%
Skywest, Inc.	6,790	$182,379

Banks - Outside New York City - 1.9%
First Community Bancorp, Inc.	4,505	244,937

Building - Air Conditioning - 1.9%
Lennox International, Inc.	8,470	238,854

Building Materials - 2.8%
Watsco, Inc.	6,035	360,953

Communications Technology - 3.8%
Comtech Telecommunications Corp.*	7,315	223,400
j2 Global Communications, Inc.*	6,175	263,920
		487,320

Computer - Services, Software & Systems - 4.1%
Merge Technologies, Inc.*	9,475	237,254
Micros Systems, Inc.*	5,985	289,195
		526,449

Computer Technology - 4.2%
Emulex Corp.*	14,345	283,888
Komag, Inc.*	7,400	256,484
		540,372

Consumer Electronics - 2.1%
LoJack Corp.*	10,875	262,414

Consumer Products - 2.3%
Toro Co.	6,555	286,912

Containers & Packaging - Metal & Glass - 2.0%
Mobile Mini, Inc.*	5,325	252,405

Diversified Financial Services - 2.3%
Jones Lang LaSalle, Inc.	5,905	297,317

Drug & Grocery Store Chains - 2.2%
Casey's General Stores, Inc.	11,500	285,200

Drugs & Pharmaceuticals - 1.5%
PetMed Express, Inc.*	13,600	192,712

Electrical Equipment & Components - 1.5%
Genlyte Group, Inc.*	3,600	192,852

Electronics - 2.0%
Multi-Fineline Electronix, Inc.*	5,300	255,301

Financial Miscellaneous - 2.7%
Portfolio Recovery Associates, Inc.*	7,400	343,656

Healthcare Facilities - 2.3%
LCA-Vision, Inc.	6,070	288,386

Equity Securities - Cont'd	Shares	Value
Healthcare Management Services - 4.3%
Centene Corp.*	10,820	$284,458
WellCare Health Plans, Inc.*	6,475	264,504
		548,962

Healthcare Services - 3.2%
Amedisys, Inc.*	6,050	255,552
Syneron Medical Ltd.*	4,800	152,400
		407,952

Home Building - 1.5%
Meritage Homes Corp.*	3,080	193,794

Household Furnishings - 2.4%
Select Comfort Corp.*	10,935	299,072

Insurance - Property & Casualty - 4.2%
HCC Insurance Holdings, Inc.	8,005	237,588
Selective Insurance Group	5,605	297,626
		535,214

Leisure Time - 1.8%
SCP Pool Corp.	6,005	223,506

Machinery - Oil Well Equipment & Services - 3.4%
Cal Dive International, Inc.*	6,155	220,903
Superior Energy Services, Inc.*	9,775	205,764
		426,667

Machinery - Specialty - 1.8%
JLG Industries, Inc.	4,950	226,017

Medical & Dental - Instruments & Supplies - 1.9%
ICU Medical, Inc.*	6,325	248,003

Oil - Crude Producers - 5.6%
St Mary Land & Exploration Co.	6,215	228,774
Swift Energy Co.*	5,690	256,448
Unit Corp.*	4,165	229,200
		714,422

Rent & Lease Services - Construction - 2.0%
WESCO International, Inc.*	5,865	250,611

Restaurants - 2.1%
California Pizza Kitchen, Inc.*	8,170	261,195

Retail - 6.6%
Childrens Place Retail Stores, Inc.*	5,760	284,659
Guitar Center, Inc.*	4,655	232,797
Hibbett Sporting Goods, Inc.*	11,400	324,672
		842,128

Services - Commercial - 5.9%
NutriSystem, Inc.*	6,725	242,234
Resources Connection, Inc.*	8,929	232,690
Watson Wyatt & Co. Holdings	9,800	273,420
		748,344

Equity Securities - Cont'd	Shares	Value
Steel - 1.9%
IPSCO, Inc.	2,845	$236,078

Telecommunications Equipment - 2.1%
Arris Group, Inc.*	27,530	260,709

Truckers - 4.1%
Forward Air Corp.	6,700	245,555
Old Dominion Freight Lines, Inc.*	10,200	275,196
		520,751

Total Equity Securities (Cost $11,655,323)		12,181,844

Mutual Funds - 2.0%
iShares Russell 2000 Index Fund	3,800	253,422

Total Mutual Funds (Cost $257,426)		253,422

TOTAL INVESTMENTS (Cost $11,912,749) - 97.8%		12,435,266
Other assets and liabilities, net - 2.2%		284,232
Net Assets - 100%		$12,719,498

Net Assets Consist of:
Par value and Paid-in capital applicable to 833,306 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$12,226,352
Accumulated net realized gain (loss) on investments		(29,368)
Net unrealized appreciation (depreciation) on investments		522,514

Net Assets		$12,719,498

Net Asset Value Per Share		$15.26

* Non-income producing security.

See notes to financial statements.

Small Cap Growth Portfolio
Statement of Operations
Year Ended December 31, 2005

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $310)	$138,632
Interest income	3,895
Total investment income	142,527

Expenses:
Investment advisory fee	109,794
Transfer agent fees and expenses	19,948
Accounting fees	8,865
Directors' fees and expenses	1,443
Administrative fees	36,597
Custodian fees	19,770
Reports to shareholders	7,258
Professional fees	17,118
Miscellaneous	7,110
Total expenses	227,903
Reimbursement from Advisor	(205)
Fees waived	(3,440)
Fees paid indirectly	(13,696)
Net expenses	210,562

Net Investment Income (Loss)	(68,035)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	1,018,240
Payment by affiliates (See Note B)	32,091
Foreign currencies	19
1,050,350
Change in unrealized appreciation (depreciation) on:
Investments	(2,639,044)
Assets and liabilities denominated in foreign currencies	(36)
(2,639,080)

Net Realized and Unrealized Gain
(Loss) on Investments	(1,588,730)

Increase (Decrease) in Net Assets
Resulting From Operations	($1,656,765)

See notes to financial statements.

Small Cap Growth Portfolio
Statements of Changes in Net Assets

	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($68,035)	($25,762)
Net realized gain (loss)	1,050,350	1,958,064
Change in unrealized appreciation or (depreciation)	(2,639,080)	(339,134)

Increase (Decrease) in Net Assets
Resulting From Operations	(1,656,765)	1,593,168

Capital share transactions:
Shares sold	2,056,867	6,585,021
Shares redeemed	(5,619,614)	(6,567,023)
Total capital share transactions	(3,562,747)	17,998

Total Increase (Decrease) in Net Assets	(5,219,512)	1,611,166

Net Assets
Beginning of year	17,939,010	16,327,844
End of year	$12,719,498	$17,939,010

Capital Share Activity
Shares sold	136,054	414,484
Shares redeemed	(370,221)	(420,267)
Total capital share activity	(234,167)	(5,783)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Small Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2005, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. Effective January 1, 2006, Ameritas Acacia Mutual Holding Company and Union Central Mutual Holding Company merged to form UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or it affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75%, based on the Portfolio's average daily net assets. Under the terms of agreement, $8,411 was payable at year end. In addition, $6,500 was payable at year end for operating expense paid by the advisor during December 31, 2005.

The Advisor voluntarily reimbursed the fund for expenses of $205 for the year ended December 31, 2005.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% of the Portfolio's average daily net assets. For the year ended December 31, 2005, CASC waived $3,440 of its fee. Under the terms of the agreement, $3,008 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $892 for the year ended December 31, 2005. Under the terms of the agreement, $56 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards, $4,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

On September 6, 2005, the Advisor voluntarily contributed $32,091 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $27,800,246 and $31,149,613, respectively.

The cost of investments owned at December 31, 2005 for federal income tax purposes was $11,912,749. Net unrealized depreciation aggregated $522,517 of which $949,920 related to appreciated securities and $427,403 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $29,368 at December 31, 2005 may be utilized to offset future capital gains until expiration in December 2011.

As of December 31, 2005 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($29,368)
Unrealized appreciation (depreciation)	522,517
Total	$493,149

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to net operating losses and the tax treatment of foreign currency transactions and real estate investment trusts.

Undistributed net investment income	$68,035
Accumulated net realized gain (loss)	3,726
Paid in capital	(71,761)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2005. For the year ended December 31, 2005, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$4,364	3.33%	$193,171	June 2005

Small Cap Growth Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2005	2004	2003
Net asset value, beginning	$16.81	$15.21	$11.03
Income from investment operations
Net investment income (loss)	(.08)	(.02)	(.04)
Net realized and unrealized gain (loss)	(1.47)	1.62	4.41
Total from investment operations	(1.55)	1.60	4.37
Distributions from
Net investment income	--	--	(.19)
Total increase (decrease) in net asset value	(1.55)	1.60	4.18
Net asset value, ending	$15.26	$16.81	$15.21

Total return*	(9.22%)**	10.52%	39.57%
Ratios to average net assets: A
Net investment income (loss)	(.46%)	(.15%)	(.36%)
Total expenses	1.56%	1.39%	1.42%
Expenses before offsets	1.53%	1.35%	1.36%
Net expenses	1.44%	1.31%	1.31%
Portfolio turnover	196%	77%	63%
Net assets, ending (in thousands)	$12,719	$17,939	$16,328

	Years Ended
	December 31,	December 31,
	2002	2001
Net asset value, beginning	$14.80	$13.58
Income from investment operations
Net investment income (loss)	.37	(.06)
Net realized and unrealized gain (loss)	(3.71)	1.54
Total from investment operations	(3.34)	1.48
Distributions from
Net investment income	(.19)	--
Net realized gains	(.24)	(.26)
Total distributions	(.43)	(.26)
Total increase (decrease) in net asset value	(3.77)	1.22
Net asset value, ending	$11.03	$14.80

Total return*	(22.55%)	10.86%
Ratios to average net assets: A
Net investment income (loss)	2.66%	(.52%)
Total expenses	1.38%	1.39%
Expenses before offsets	1.32%	1.39%
Net expenses	1.28%	1.22%
Portfolio turnover	66%	59%
Net assets, ending (in thousands)	$12,004	$12,603

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

** Total return would have been (9.40%) without the payment by affiliate. See Note B.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement with respect to the Portfolio on December 8, 2005.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one- and three-year annualized periods ended June 30, 2005, the Portfolio underperformed its Lipper index and was below the median of its peer group and that for the five-year annualized period ended June 30, 2005, the Portfolio underperformed its Lipper index and was at the median of its peer group. The Directors took into account the steps management has taken in an attempt to improve the Portfolio's performance, including the replacement of the Portfolio's subadvisor in June 2005. Based upon their review, the Directors concluded that appropriate action has been taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board of Directors compared the Portfolio's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses (net of waivers/expense reimbursements) were above the median of its peer group. The Directors also noted that the Advisor pays the subadvisory fees under the Investment Subadvisory Agreement with respect to the Portfolio. The Directors also took into account management's discussion of the Portfolio's expenses and certain factors that bear upon the level of such expenses. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Portfolio for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Directors reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it receives with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor pays the subadvisory fees to the Subadvisor. The Directors further noted that the Advisor's affiliated administrator waived a portion of its fee. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board of Directors considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board of Directors also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In this regard, the Directors considered certain information received in connection with, and their deliberations with respect to their initial approval of the Investment Subadvisory Agreement with the Subadvisor in June 2005.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered, among other information, the Portfolio's performance during the one-, three-, and five-year annualized periods ended June 30, 2005 as compared to the Portfolio's peer group and noted that the Board reviews on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor, and took into account the fact that the Subadvisor had recently commenced managing the Portfolio in June 2005.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Directors' deliberations. For similar reasons, the Directors also did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in their consideration at this time.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action has been taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships
Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 55	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 60	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 59	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 68	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 53	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 48	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
Officers
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA AGE: 43	Vice President	1999	Assistant Vice President, Variable Funds Management, Ameritas Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/04		Fiscal Year ended 12/31/05
	$	%*	$	% *

(a) Audit Fees	$215,600	0%	$204,600	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$36,960	0%	$42,240	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$252,560	0%	$246,840	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/04		Fiscal Year ended 12/31/05
$	%*	$	% *
$11,000	0%*	$10,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item on its Form N-CSR filed on September 9, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:	/s/Barbara J. Krumsiek Barbara J. Krumsiek Chairman -- Principal Executive Officer

Date: March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara J. Krumsiek Barbara J. Krumsiek Chairman -- Principal Executive Officer

Date: March 2, 2006

By:	/s/ Ronald M. Wolfsheimer Ronald M. Wolfsheimer Treasurer -- Principal Financial Officer

Date: March 2, 2006